UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                                   ----------

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number: 811-21447
                                    ---------

                             Sit Mutual Funds Trust
               (Exact name of registrant as specified in charter)

                             4600 Wells Fargo Center
                             90 South Seventh Street
                              Minneapolis, MN 55402
                    (Address of principal executive offices)

                         Paul E. Rasmussen, VP Treasurer
                             Sit Mutual Funds, Inc.
                             4600 Wells Fargo Center
                             90 South Seventh Street
                              Minneapolis, MN 55402
                     (Name and address of agent for service)

                                    Copy to:
                                Mike Radmer, Esq.
                                Dorsey & Whitney
                                   Suite 1500
                              50 South Sixth Street
                           Minneapolis, MN 55402-1498

               Registrant's telephone number, including area code:
                                 (612) 334-5888


Date of fiscal year end:   March 31, 2004

Date of reporting period:  March 31, 2004

Item 1:         Reports to Stockholders

                                SIT MUTUAL FUNDS
                                   BOND FUNDS
                                  ANNUAL REPORT

                                MARCH 31, 2004



                                MONEY MARKET FUND

                         U.S. GOVERNMENT SECURITIES FUND

                              TAX-FREE INCOME FUND

                         MINNESOTA TAX-FREE INCOME FUND

                          FLORIDA TAX-FREE INCOME FUND

                                    BOND FUND










                        [LOGO] SIT INVESTMENT ASSOCIATES
                               -------------------------
                                   SIT MUTUAL FUNDS

                                SIT MUTUAL FUNDS
                            BOND FUNDS ANNUAL REPORT
                                TABLE OF CONTENTS


                                                                            PAGE
Chairman's Letter                                                              2

Performance Summary                                                            4

Average Annual Total Returns                                                   6

FUND REVIEWS AND PORTFOLIOS OF INVESTMENTS

    Money Market Fund                                                          8

    U.S. Government Securities Fund                                           12

    Tax-Free Income Fund                                                      24

    Minnesota Tax-Free Income Fund                                            40

    Florida Tax-Free Income Fund                                              52

    Bond Fund                                                                 56

Notes to Portfolios of Investments                                            60

Statements of Assets and Liabilities                                          62

Statements of Operations                                                      64

Statements of Changes in Net Assets                                           66

Notes to Financial Statements                                                 68

Financial Highlights                                                          73

Independent Auditors Report                                                   79

Results of Shareholder Meeting                                                80

Information About Directors and Officers                                      82

Federal Tax Information                                                       86

A Look at Sit Mutual Funds                                                    88



         This document must be preceded or accompanied by a Prospectus.

       SIT MUTUAL FUNDS
       ONE YEAR ENDED MARCH 31, 2004
[PHOTO]-------------------------------------------------------------------------
       CHAIRMAN'S LETTER

Dear fellow shareholders:

Interest rates finished the 12 months ended March 31, 2004 relatively unchanged from March 31st of 2003. The Federal Reserve lowered the federal funds rate only once over that period, reducing the rate by 0.25% to 1.00% on June 25, 2003. The Fed's continued accommodative monetary policy has encouraged economic growth and recent economic data suggests the Fed will be poised to begin raising rates in the second half of the year.

The U.S. economy has shown steady improvement from the depths reached in the third and fourth quarters of 2001, growing an estimated +4.3% in 2003. Two-thirds of GDP is comprised of the consumer sector. The trend of real personal expenditures has been steadily upward, fueled by low interest rates and tax cuts. Personal consumption for the first two months of 1Q04 showed a +3.0% annualized growth rate. Tax refunds, one of the elements widely projected to be a stimulus to spending in early 2004, have been weaker than expected. Various explanations have been cited to account for the shortfall and include higher tax payments required with bonuses, stock options and proprietors' income as well as more taxpayers being exposed to the alternative minimum tax.

Attitudes concerning employment opportunities are also a factor impacting individuals' willingness to spend or save. On April 2nd, the consumer received a major boost with the announcement that nonfarm payrolls in March increased 308,000, which was more than 150,000 above consensus and a marked improvement over all recent figures. We believe the March report will be followed by more positive reports, although the path is likely to be bumpy, as it has been in the past. The current expansion has been very unique in terms of its weak job performance combined with top-quartile productivity gains measured by output per employee. The robust employment report released in early April clearly was a positive development favoring the sustainability of the economic expansion, and bond market participants now anticipate the first tightening move by the Fed at its meeting on August 10th, if not earlier. The trend in employment levels will be one of the key ingredients leading to the Committee's eventual decision to increase interest rates.

In addition to the March payroll report, many other indicators reflect a generally strong level of business activity. The March ISM manufacturing index moved up slightly to remain at very high levels compared to prior expansions, corporate profits are continuing very strong, and the Conference Board reported that the confidence of corporate CEOs rose in the first quarter to the highest level in 20 years. Accelerating commodity prices were accompanied by an uptick in consumer price index (CPI) in March, however, year-over-year CPI remains at a low +1.7%. Many question whether the official statistics adequately portray real-life experience. We are forecasting a modestly rising trend for CPI in the remainder of 2004.

In the first five months of the current fiscal year, the federal budget deficit increased $32.5 billion, or +16.7%. The current trend in the Federal deficit is currently running at about a -$415 billion pace. Fiscal policy will still have a stimulative effect on economic growth in 2004, but it will be substantially diminished from the impacts in 2002 and 2003. Given the sharp deterioration in the federal budget, the country's fiscal affairs will be a subject of intense debate in the election campaign.

In summary, we have been expecting strong economic growth this year in the United States ranging between +4.5% and +5% real GDP growth. Consumer spending should be strong in the first half assisted by the tax cuts and the early-April announcement of stronger labor growth. Business capital spending trends are favorable which should be supplemented by inventory accumulation as demand is sustained. Consequently, inflation should accelerate in the second half of the year. The global geopolitical environment remains a major concern especially with respect to how the Iraq

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transition to self-rule will occur and the longer-term role that will be played by the United States in that country.

STRATEGY SUMMARY
Although record lows were set in June of 2003, interest rates finished March 2004 relatively unchanged from March of 2003. Among taxable bonds, the corporate sector led performance over the past 12 months, benefiting from expectations for continued strong earnings growth, while U.S. Treasury and Agency returns lagged in the low interest rate environment. The mortgage and asset-backed sectors also trailed corporates, reflecting the continued significant levels of homeowner prepayments caused by the prolonged low interest rate environment.

Interest rates rose sharply after the March 2004 job report was announced on April 2nd, which validated our current defensive portfolio positioning. While Treasury yields have increased 30 to 40 basis points from the end of March, we believe there is more to come. Given our expectations for higher interest rates, we are continuing our strategy of focusing on securities that provide a strong yield advantage while maintaining shorter-than-benchmark durations. We have been forecasting an increase in yields, coupled with a strengthening economy. During times of improving economic activity, investors typically become less risk averse and sell Treasuries in favor of higher yielding alternatives. We continue to underweight U.S. Treasuries in our taxable bond funds and emphasize higher yielding asset-backed, mortgage and corporate securities. The rise in interest rates should help slow refinancing activity in the mortgage sector, and the expectation of more stable prepayment rates should result in increased investor demand and narrower yield spreads. Corporate yield spreads should also narrow further as the economic recovery should lead investors to become more optimistic about corporate profitability.

In the municipal market, yields ended the 12-month period slightly lower, and just above historical lows reached in early March 2004. Municipal yields remained in a much narrower range than did Treasuries during the period and remain attractively valued compared to Treasuries on a relative yield basis. We continue to be concerned that municipal yields will rise over the course of the year, albeit to a lesser extent than that expected for U.S. Treasuries. Accordingly, municipal portfolio durations have been relatively short. Sit Investment Associates' municipal portfolios benefited from their defensive positioning during the month of March, and our continued focus will be on securities that provide high levels of tax-exempt income and relative price stability. We believe our focus on income will contribute to attractive relative returns as interest rates move higher.

Fixed-income investments are an important component of a well-diversified long-term portfolio. We believe that the Sit bond funds, with their dual objectives of high income with stability of principal, offer an attractive risk/reward profile to complement equity holdings. We appreciate your continued interest and investment in Sit Mutual Funds and look forward to assisting you in achieving your long-term investment goals.

With best wishes,

/s/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
ONE YEAR ENDED MARCH 31, 2004
--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - BOND FUNDS


Interest rates finished the 12 months ended March 31st, 2004 relatively unchanged from March 31st of 2003. The Federal Reserve lowered the federal funds rate only once over that period, reducing the rate by 0.25% to 1.00% on June 25, 2003. The Fed's continued accommodative monetary policy has encouraged economic growth and recent data suggests the Fed will be poised to begin raising rates in the second half of the year.

While interest rates ended near where they began, the Treasury market experienced high volatility as interest rates shifted dramatically during this period. The 10-year Treasury yield began the period at 3.81%, reached as low as 3.11% and as high as 4.60%, while ending only 2 basis points higher at 3.83%. The corporate sector was by far the best performing taxable bond sector as historically high yield advantages and a strengthening economy increased investor demand for corporate bonds. Mortgages were the worst performing sector as record levels of refinancings boosted prepayment levels. Interestingly, the vast majority of the +5.40% return of the Lehman Aggregate Bond Index for the twelve months ended March 31st, 2004, was earned during the first six months as interest rates were declining and bonds were appreciating.

Municipal yields remained in a much narrower range than Treasury securities during the year. Longer term yields ended the period slightly lower and just above record lows reached in early March 2004. The Bond Buyer 40-Bond Index yield fell 20 basis points to 4.79% on March 31, 2004. Longer duration sectors performed best and, as in the taxable sector, higher yielding sectors such as hospitals and industrial revenue bonds performed best, the latter buoyed by a rebound in the prices of tobacco settlement revenue bonds, while similarly the housing sector performed worst.

Fixed-income portfolios remain defensively positioned in anticipation of higher rates next year and remain focused on generating high levels of income.

                          TOTAL RETURN - CALENDAR YEAR

                                         1995    1996

SIT MONEY MARKET FUND                    5.58%   5.08%
--------------------------------------------------------
SIT U.S. GOV'T. SECURITIES FUND         11.50    4.99
--------------------------------------------------------
SIT TAX-FREE INCOME FUND                12.86    5.69
--------------------------------------------------------
SIT MINNESOTA TAX-FREE
  INCOME FUND                           11.90    5.89
--------------------------------------------------------
SIT FLORIDA TAX-FREE
  INCOME FUND                              --      --
--------------------------------------------------------
SIT BOND FUND                           16.83    4.25
--------------------------------------------------------
3-MONTH U.S. TREASURY BILL               5.98    5.27
LEHMAN INTER. GOVERNMENT BOND INDEX     14.41    4.06
LEHMAN 5-YEAR MUNICIPAL BOND INDEX      11.65    4.22
LEHMAN AGGREGATE BOND INDEX             18.47    3.63


                                       NASDAQ
                                       SYMBOL  INCEPTION
                                       ------  ---------
SIT MONEY MARKET FUND(1)                SNIXX   11/01/93
--------------------------------------------------------
SIT U.S. GOV'T. SECURITIES FUND         SNGVX   06/02/87
--------------------------------------------------------
SIT TAX-FREE INCOME FUND                SNTIX   09/29/88
--------------------------------------------------------
SIT MINNESOTA TAX-FREE INCOME FUND      SMTFX   12/01/93
--------------------------------------------------------
SIT FLORIDA TAX-FREE INCOME FUND        SFLIX   12/31/03
--------------------------------------------------------
SIT BOND FUND                           SIBOX   12/01/93
--------------------------------------------------------
3-MONTH U.S. TREASURY BILL                      11/01/93
LEHMAN INTER. GOVERNMENT BOND INDEX             05/31/87
LEHMAN 5-YEAR MUNICIPAL BOND INDEX              09/30/88
LEHMAN AGGREGATE BOND INDEX                     11/30/93

(1) Converted from Sit Investment Reserve Fund to Sit Money Market Fund on 11/1/93.
(2) Based on the last 12 monthly distributions of net investment income and average NAV as of 3/31/04.
(3) Figure represents 7-day compound effective yield. The 7-day simple yield as of 3/31/04 was 0.43%.
(4) For individuals in the 25%, 28%, 33%, and 35% federal tax brackets, the federal tax equivalent yields are 5.79%, 6.03%, 6.48% and 6.68%, respectively (Income subject to state tax, if any).


4
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
TOTAL RETURN - CALENDAR YEAR                                             30-DAY
                                                                        SEC YIELD
                                                                YTD       AS OF      DISTRIBUTION
1997     1998     1999     2000     2001     2002     2003     2004      3/31/04       RATE(2)
5.22%    5.17%    4.79%    6.03%    3.67%    1.25%    0.65%    0.14%(3)  0.43%(3)
-------------------------------------------------------------------------------------------------
8.19     6.52     1.37     9.15     8.56     5.79     1.19     1.52      3.52           2.54%
-------------------------------------------------------------------------------------------------
9.87     6.29    -4.01     8.32     5.84     5.69     2.87     1.70      4.34(4)        4.23
-------------------------------------------------------------------------------------------------
8.19     6.14    -3.82     8.09     5.85     7.06     4.42     1.56      4.54(5)        4.48
-------------------------------------------------------------------------------------------------
  --       --       --       --       --       --       --     1.08      3.90(6)         n/a
-------------------------------------------------------------------------------------------------
9.44     6.52    -0.34     9.25     8.36     6.68     5.08     2.58      4.66           4.66
-------------------------------------------------------------------------------------------------
5.32     5.01     4.88     6.16     3.50     1.67     1.03     0.24
7.72     8.49     0.49    10.47     8.42     9.64     2.29     2.21
6.38     5.84     0.74     7.72     6.21     9.27     4.13     1.28
9.65     8.69    -0.82    11.63     8.44    10.25     4.10     2.66


                                      AVERAGE ANNUAL TOTAL RETURNS FOR THE
          TOTAL RETURN                    PERIODS ENDED MARCH 31, 2004
   QUARTER          SIX MONTHS
ENDED 3/31/04     ENDED 3/31/04                                          SINCE
                                   1 YEAR     5 YEARS     10 YEARS     INCEPTION

    0.14%             0.28%         0.60%      3.06%        4.06%        4.00%
    ----------------------------------------------------------------------------
    1.52              1.95          2.19       5.48         5.99         7.20
    ----------------------------------------------------------------------------
    1.70              2.70          3.89       3.90         5.68         6.35
    ----------------------------------------------------------------------------
    1.56              3.02          4.99       4.42         5.77         5.49
    ----------------------------------------------------------------------------
    1.08                --            --         --           --         1.08*
    ----------------------------------------------------------------------------
    2.58              4.08          6.66       6.29         6.80         6.45
    ----------------------------------------------------------------------------
    0.24              0.47          0.98       3.24         4.24         4.20
    2.21              2.00          3.58       6.71         6.75         7.56
    1.28              1.41          4.30       5.62         5.89         6.48
    2.66              2.98          5.40       7.29         7.54         7.04

(5) For Minnesota residents in the 25%, 28%, 33% and 35% federal tax brackets, the double exempt tax equivalent yields are 6.57%, 6.84%, 7.35% and 7.58%, respectively (Assumes the maximum Minnesota tax bracket of 7.85%).
(6) For individuals in the 25%, 28%, 33%, and 35% federal tax brackets, the tax equivalent yields are 5.20%, 5.42%, 5.82% and 6.00%, respectively (Income subject to state tax, if any).
*Not annualized.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003*


The tables on the next page show the Funds' average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2003. The index information is intended to permit you to compare each Fund's performance to a broad measure of market performance. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rate in effect during the specified period is assumed, and the state and local tax impact is not reflected.

A Fund's "Return After Taxes on Distributions" shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the fund shares at the end of the period and so do not have any taxable gain or loss on your investment in the Fund.

A Fund's "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The Funds' past performance, before and after taxes, is not an indication of how the Funds will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account).

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
=========================================================================================================
SIT U. S. GOVERNMENT SECURITIES FUND                                    1 YEAR     5 YEARS    10 YEARS
Return Before Taxes                                                      1.19%      5.16%      5.85%
Return After Taxes on Distributions                                      0.35%      3.19%      3.56%
Return After Taxes on Distributions and Sale of Fund Shares              0.53%      3.15%      3.55%
Lehman Intermediate Government Bond Index                                2.29%      6.18%      6.32%
=========================================================================================================


=========================================================================================================
SIT TAX-FREE INCOME FUND                                                1 YEAR     5 YEARS    10 YEARS

Return Before Taxes                                                      2.87%      3.65%      5.18%
Return After Taxes on Distributions                                      2.87%      3.65%      5.14%
Return After Taxes on Distributions and Sale of Fund Shares              3.11%      3.81%      5.18%
Lehman 5-Year Municipal Bond Index                                       4.13%      5.57%      5.42%
=========================================================================================================


=========================================================================================================
SIT MINNESOTA TAX-FREE INCOME FUND                                      1 YEAR     5 YEARS    10 YEARS

Return Before Taxes                                                      4.42%      4.23%      5.35%
Return After Taxes on Distributions                                      4.42%      4.23%      5.35%
Return After Taxes on Distributions and Sale of Fund Shares              4.44%      4.31%      5.33%
Lehman 5-Year Municipal Bond Index                                       4.13%      5.57%      5.42%
=========================================================================================================


=========================================================================================================
SIT BOND FUND                                                            1 YEAR   5 YEARS     10 YEARS

Return Before Taxes                                                      5.08%    5.75%        6.36%
Return After Taxes on Distributions                                      3.39%    3.38%        3.82%
Return After Taxes on Distributions and Sale of Fund Shares              3.34%    3.40%        3.82%
Lehman Aggregate Bond Index                                              4.10%    6.62%        6.95%
=========================================================================================================


(*)  NOTES:
---  -----
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(2) Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)  Indices reflect no deduction for fees, expenses, or taxes.

SIT MONEY MARKET FUND
ONE YEAR ENDED MARCH 31, 2004
--------------------------------------------------------------------------------
MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
PAUL J. JUNGQUIST, CFA, SENIOR PORTFOLIO MANAGER


     The Sit Money Market Fund provided investors with a +0.60% return for the fiscal year ended March 31, 2004, compared to a +0.98% return for the 3-Month U.S. Treasury Bill. The Fund again outperformed the Lipper money market fund universe(1) for all reported time periods (see chart). The Fund's 7-day compound yield was 0.43% and its average maturity was 25 days at the end of this period.

STABLE SHORT-TERM RATE ENVIRONMENT
     The most significant factor affecting the Sit Money Market Fund's return over the past twelve months was the reduction of the federal funds rate by 25 basis points on June 25, 2003 which had the effect of lowering most short-term interest rates by about 0.25%.

YIELD CURVE UNCHANGED, COMPRESSED
     There has been very little change in the yield curve for maturities of 120 days or less which is the maturity range in which the Fund invests. Furthermore, the yield differences among the various credits in which the Fund invests have been only slight.

RISING YIELDS EXPECTED SOON
     We expect short-term interest rates to rise modestly (0.25% to 0.50%) in the second half of 2004, and the Fund's yield should rise commensurately.

                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to achieve maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in short-term debt instruments which mature in 397 days or less and by maintaining a dollar-weighted portfolio maturity of 90 days or less.

     An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

                               PORTFOLIO SUMMARY

                 Net Asset Value 3/31/04:   $ 1.00 Per Share
                                 3/31/03:   $ 1.00 Per Share

                        Total Net Assets:   $44.6 Million

                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                  Asset-Backed Securities    18.1

                      Diversified Finance    12.8

                           Communications     9.0

                         Health Techology     9.0

                                Insurance     7.1

                    Consumer Non-Durables     6.6

                        Consumer Durables     6.3

                   Sectors less than 6.0%    27.7

                             Cash & Other
                               Net Assets     3.4


8
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             AVERAGE ANNUAL TOTAL RETURNS*

              SIT MONEY       3-MONTH         LIPPER
               MARKET      U.S. TREASURY       MONEY
                FUND           BILL         MARKET AVG.
              ---------    -------------    -----------
3 Month**       0.14%          0.24%           0.09%
6 Month**       0.28           0.47            n/a
1 Year          0.60           0.98            0.38
5 Years         3.06           3.24            2.82
10 Years        4.06           4.24            3.87
Inception       4.00           4.20            3.84
  (11/1/93)


               CUMULATIVE TOTAL RETURNS*

              SIT MONEY       3-MONTH         LIPPER
               MARKET      U.S. TREASURY       MONEY
                FUND           BILL         MARKET AVG.
              ---------    -------------    -----------
1 Year          0.60%          0.98%           0.38%
5 Year         16.26          17.29           14.91
10 Year        48.83          51.41           46.28
Inception      50.53          53.48           48.04
  (11/1/93)

*AS OF 3/31/04                                                 **NOT ANNUALIZED.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MONEY FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A FUND WILL MAINTAIN A $1 SHARE VALUE. YIELD FLUCTUATES. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE 3-MONTH U.S. TREASURY BILL.
--------------------------------------------------------------------------------

(1) Lipper Analytical Services, Inc., a large independent evaluator of mutual funds, rankings reflect historical performance returns through 3/31/04. Sit Money Market Fund rankings for the 3-month, 5- and 10-year and since inception periods were 78th of 412 funds, 95th of 291 funds, 41st of 168 funds and 41st of 159 funds, respectively.


                                GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (11/1/93) and held until 3/31/04 would have grown to $15,053 in the Fund or $15,348 in the 3-Month U.S. Treasury Bill assuming reinvestment of all dividends and capital gains.


                        SIT MONEY MARKET MATURITY RANGES

                 0-15          16-30          31-45          46-60          61+
                 Days           Days          Days           Days           Days
--------------------------------------------------------------------------------
% of Assets      42.0%         27.1%          11.9%          12.7%          6.3%

SIT MONEY MARKET FUND
MARCH 31, 2004
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS


QUANTITY ($)      NAME OF ISSUER                         MARKET VALUE($)(1)
---------------------------------------------------------------------------
COMMERCIAL PAPER (100.3%)(2)

  ASSET-BACKED (18.1%)
                 Daimler-Chrysler Auto Conduit:
         857,000     1.03%,  4/6/2004                         856,877
       1,100,000     1.02%,  4/7/2004                       1,099,813
                 FCAR Owner Trust Series I:
       1,300,000     1.04%,  4/2/2004                       1,299,963
       1,000,000     1.04%,  4/6/2004                         999,856
                 Mortgage Interest Networking Trust:
       1,400,000     1.03%,  4/22/2004                      1,399,159
         600,000     1.04%,  4/27/2004                        599,549
                 New Center Asset Trust:
         800,000     1.02%,  4/21/2004                        799,547
       1,016,000     1.01%,  4/27/2004                      1,015,259
                                                        -------------
                                                            8,070,023
                                                        -------------

  CAPTIVE AUTO FINANCE (3.8%)
                 Toyota Motor Credit Corp.,
       1,700,000     1.02%,  4/14/2004                      1,699,374
                                                        -------------

  CAPTIVE EQUIPMENT FINANCE (4.0%)
                 Caterpillar Financial Services Corp.:
       1,000,000     1.00%,  4/7/2004                         999,833
         800,000     1.05%,  6/21/2004                        798,110
                                                        -------------
                                                            1,797,943
                                                        -------------

  COMMUNICATIONS (9.0%)
       2,000,000 Bellsouth Corp., 1.01%, 4/23/04(5)         1,998,766
       2,000,000 SBC International, 1.02%, 4/20/04          1,998,923
                                                        -------------
                                                            3,997,689
                                                        -------------

  CONSUMER DURABLES (6.3%)
                 American Honda Finance:
       1,400,000     1.02%,  5/7/2004                       1,398,572
       1,400,000     1.02%,  5/26/2004                      1,397,818
                                                        -------------
                                                            2,796,390
                                                        -------------

  CONSUMER LOAN FINANCE (4.5%)
                 American General Financial Corp.:
         500,000     1.02%,  4/5/2004                         499,943
         611,000     1.03%,  4/5/2004                         610,930
         900,000     1.02%,  5/21/2004                        898,731
                                                        -------------
                                                            2,009,604
                                                        -------------

QUANTITY ($)      NAME OF ISSUER                         MARKET VALUE($)(1)
---------------------------------------------------------------------------
  CONSUMER NON-DURABLES (6.6%)
       1,000,000 Coca Cola Co.,
                     1.00%,  5/6/2004                         999,028
                 Coca Cola Enterprises:
       1,300,000     1.01%,  5/4/2004     (5)               1,298,796
         648,000     1.02%,  5/6/2004     (5)                 647,357
                                                        -------------
                                                            2,945,181
                                                        -------------

  DIVERSIFIED FINANCE (12.8%)
                 CIT Group Holdings:
       1,035,000     1.03%,  5/18/2004                      1,033,608
       1,200,000     1.03%,  5/25/2004                      1,198,146
                 GE Capital International Funding:
       1,400,000     1.04%,  4/15/2004    (5)               1,399,434
       1,100,000     1.04%,  4/21/2004    (5)               1,099,365
       1,000,000 GE Capital Services, 1.01%, 4/16/04          999,579
                                                        -------------
                                                            5,730,132
                                                        -------------

  ELECTRONIC TECHNOLOGY (3.8%)
       1,718,000 IBM Corp., 1.04%, 4/1/04                   1,718,000
                                                        -------------

  ENERGY (5.4%)
       1,200,000 Chevron Texaco Funding Corp.,
                     1.00%,  4/19/2004                      1,199,400
       1,227,000 Exxon Asset Management,
                     0.98%,  4/1/2004     (5)               1,227,000
                                                        -------------
                                                            2,426,400
                                                        -------------

  FINANCIAL SERVICES (5.4%)
                 UBS Finance Corp.:
       1,300,000     1.02%,  4/8/2004                       1,299,742
         600,000     1.03%,  4/8/2004                         599,880
         500,000     1.05%,  4/12/2004                        499,840
                                                        -------------
                                                            2,399,462
                                                        -------------

  HEALTH TECHNOLOGY (9.0%)
       2,000,000 Bristol-Myers Squibb Co.,
                     1.01%,  4/12/2004    (5)               1,999,383
                 Pfizer, Inc.:
       1,000,000     1.00%,  5/3/2004     (5)                 999,111
       1,000,000     1.00%,  6/3/2004     (5)                 998,250
                                                        -------------
                                                            3,996,744
                                                        -------------

--------------------------------------------------------------------------[LOGO]


QUANTITY ($)      NAME OF ISSUER                         MARKET VALUE($)(1)
---------------------------------------------------------------------------
 INSURANCE (7.1%)
        655,000 AIG Funding, Inc., 1.01%, 5/24/04             654,031
                American Family Financial:
      2,000,000        1.10%,     4/13/2004                 1,999,270
        500,000        1.05%,     5/20/2004                   499,285
                                                       --------------
                                                            3,152,586
                                                       --------------

 PRODUCER MANUFACTURING (4.5%)
                Siemens Capital:
      1,000,000        0.97%,     4/26/2004                   999,326
      1,000,000        1.02%,     6/1/2004                    998,272
                                                       --------------
                                                            1,997,598
                                                       --------------


Total Commercial Paper                                     44,737,126
 (cost:  $44,737,126)                                  --------------



Total investments in securities
 (cost:  $44,737,126)(7)                                  $44,737,126
                                                       ==============




















See accompanying notes to portfolios of investments on page 60.

SIT U.S. GOVERNMENT SECURITIES FUND
ONE YEAR ENDED MARCH 31, 2004
--------------------------------------------------------------------------------
SENIOR PORTFOLIO MANAGERS,  MICHAEL C. BRILLEY AND BRYCE A. DOTY, CFA
PORTFOLIO MANAGER, MARK H. BOOK, CFA


     The Sit U.S. Government Securities Fund provided investors with a +2.19% return during the fiscal year ending March 31, 2004, while the Lehman Intermediate Government Bond Index returned +3.58%. The Fund's 30-day SEC yield was 3.52% and its 12-month distribution rate was 2.54%.

CMO AND TREASURY POSITIONS HELPED
     Two of the Fund's strategies aided performance during the 12-month period. The Fund's underweighting of U.S. Treasury securities boosted performance as intermediate Treasuries underperformed the benchmark. In addition, the use of collateralized mortgage obligations (CMOs) also benefited performance as these securities demonstrated favorable prepayment experience over the last twelve months.

MORTGAGES OUT OF FAVOR
     Hindering performance was the Fund's use of high coupon mortgage pass-through securities, which underperformed the benchmark. The low yield earned on the low levels of cash equivalents also negatively affected performance.

                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issues, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.

     Agency mortgage securities and U.S. Treasury securities will be the principal holdings in the Fund. The mortgage securities that the Fund will purchase consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Asociation
(FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

                                PORTFOLIO SUMMARY

             Net Asset Value   3/31/04:   $ 10.79 Per Share
                               3/31/03:   $ 10.83 Per Share
                      Total Net Assets:   $287.4 Million
                      30-day SEC Yield:      3.52%
            12-Month Distribution Rate:      2.54%
                      Average Maturity:     18.6 Years
                    Effective Duration:      2.4 Years(1)

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.

                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                      FNMA Pass-Through   37.3

    Collateralized Mortgage Obligations   23.0

                      GNMA Pass-Through   16.3

                     FHLMC Pass-Through   13.7

                         U.S. Treasury/
                         Federal Agency    5.9

                      Taxable Municipal    0.9

                           Cash & Other
                             Net Assets    2.9

--------------------------------------------------------------------------[LOGO]


                 AVERAGE ANNUAL TOTAL RETURNS*

                 SIT
             U.S. GOV'T.        LEHMAN         LIPPER
             SECURITIES     INTER. GOV'T.    U.S. GOV'T.
                FUND         BOND INDEX       FUND AVG.
             -----------    -------------    -----------
3 Month**       1.52%           2.21%           2.43%
6 Month**       1.95            2.00             n/a
1 Year          2.19            3.58            2.98
5 Year          5.48            6.71            5.95
10 Year         5.99            6.75            6.29
Inception       7.20            7.56            7.18
   (6/2/87)


                    CUMULATIVE TOTAL RETURNS*

                 SIT
             U.S. GOV'T.        LEHMAN         LIPPER
             SECURITIES     INTER. GOV'T.    U.S. GOV'T.
                FUND         BOND INDEX       FUND AVG.
             -----------    -------------    -----------
1 Year          2.19%           3.58%           2.98%
5 Year         30.55           38.33           33.57
10 Year        78.89           92.15           84.18
Inception     222.68          241.56          221.47
  (6/2/87)
*AS OF 3/31/04.                                                **NOT ANNUALIZED.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (6/2/87) and held until 3/31/04 would have grown to $32,268 in the Fund or $34,156 in the Lehman Intermediate Government Bond Index assuming reinvestment of all dividends and capital gains.


                         ESTIMATED AVERAGE LIFE PROFILE

                                  [BAR CHART]

  2.9%         89.3%          3.6%            1.0%           3.2%
-------------------------------------------------------------------
0-1 Year     1-5 Years     5-10 Years     10-20 Years     20+ Years

--------------------------------------------------------------------------------
The Adviser's estimates of the dollar weighted average life of the portfolio's securities, which may vary from their stated maturities.
--------------------------------------------------------------------------------

SIT U.S. GOVERNMENT SECURITIES FUND
MARCH 31, 2004
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS


MORTGAGE PASS-THROUGH SECURITIES (67.3%)(2)
   FEDERAL HOME LOAN MORTGAGE CORPORATION (13.7%):

          Par ($)  Coupon      Maturity            Market Value($)(1)
          -------  ------      --------            ------------------
          150,030  5.50%       8/1/17                  156,922
          411,085  6.38%       12/1/26                 429,584
          129,751  6.38%       8/1/27                  136,401
          154,083  6.38%       12/1/27                 161,979
          305,275  7.50%       10/1/12                 328,934
          200,721  7.50%       4/1/21                  216,080
           97,376  7.50%       2/1/27                  104,953
          248,995  7.50%       4/1/27                  268,370
        5,360,560  7.50%       1/1/31                5,767,628
          208,849  8.00%       10/1/16                 227,710
        1,263,839  8.00%       12/1/16               1,359,416
           48,846  8.00%       5/1/17                   53,304
          363,574  8.00%       7/1/24                  397,091
          426,174  8.00%       9/1/24                  465,513
          802,335  8.00%       9/15/24                 880,312
          308,734  8.00%       11/1/25                 336,643
          125,606  8.00%       12/1/26                 138,246
          254,723  8.00%       1/1/27                  277,409
          555,611  8.00%       10/1/27                 603,533
          267,885  8.00%       1/1/28                  291,740
          187,995  8.00%       7/1/28                  204,062
          614,788  8.00%       6/1/30                  674,415
          281,619  8.00%       11/1/30                 304,501
          428,887  8.00%       2/1/32                  463,599
           59,234  8.25%       12/1/08                  62,918
           96,647  8.25%       12/1/17                 105,729
          636,791  8.50%       1/1/16                  701,664
          893,187  8.50%       5/1/16                  983,622
           11,778  8.50%       1/1/17                   12,823
           64,844  8.50%       4/1/17                   71,612
           88,951  8.50%       5/1/17                   97,679
           59,266  8.50%       7/1/17                   65,082
          354,923  8.50%       8/1/23                  390,826
           22,109  8.50%       7/1/24                   24,168
          163,711  8.50%       1/1/25                  176,864
          136,544  8.50%       4/1/25                  147,515
          164,889  8.50%       5/1/25                  178,137
           42,698  8.50%       6/1/25                   46,128
           88,719  8.50%       8/1/25                   95,847
          184,121  8.50%       10/1/26                 200,749
        1,114,355  8.50%       12/1/29               1,203,886
          750,466  8.50%       8/1/30                  819,650
           88,582  8.50%       12/1/30                  95,867
          655,460  8.50%       4/1/31                  708,306
          100,887  8.50%       8/1/31                  109,025
           90,671  8.75%       1/1/17                   99,336
            2,770  9.00%       12/1/05                   2,866

          Par ($)  Coupon      Maturity            Market Value($)(1)
          -------  ------      --------            ------------------
            4,614  9.00%       1/1/06                    4,775
           61,904  9.00%       2/1/06                   64,062
           44,883  9.00%       5/1/09                   48,786
           10,046  9.00%       6/1/09                   11,199
           50,683  9.00%       7/1/09                   54,797
           40,069  9.00%       7/1/09                   43,553
          166,555  9.00%       12/1/09                 181,024
           30,347  9.00%       10/1/13                  33,735
          614,097  9.00%       11/1/15                 684,718
           22,698  9.00%       5/1/16                   25,228
          106,542  9.00%       7/1/16                  118,676
          150,438  9.00%       10/1/16                 167,289
           23,621  9.00%       11/1/16                  26,311
           21,284  9.00%       1/1/17                   23,707
           16,831  9.00%       1/1/17                   18,770
          184,652  9.00%       2/1/17                  205,656
           27,010  9.00%       2/1/17                   30,086
           83,174  9.00%       2/1/17                   91,033
          124,130  9.00%       4/1/17                  131,044
            9,898  9.00%       4/1/17                   11,006
          115,786  9.00%       6/1/17                  129,035
           78,051  9.00%       6/1/17                   87,134
          138,098  9.00%       7/1/17                  153,826
            8,411  9.00%       9/1/17                    9,373
           98,981  9.00%       10/1/17                 110,307
           87,486  9.00%       6/1/18                   97,253
          294,121  9.00%       6/1/19                  327,400
          102,552  9.00%       10/1/19                 114,358
           90,910  9.00%       10/1/19                 101,365
           40,650  9.00%       10/1/19                  45,321
          637,106  9.00%       3/1/20                  711,231
          404,937  9.00%       9/1/20                  438,810
           68,663  9.00%       5/1/21                   76,715
        1,053,995  9.00%       6/1/21                1,153,623
           35,038  9.00%       7/1/21                   39,163
           92,500  9.00%       7/1/21                  103,377
           77,802  9.00%       10/1/21                  86,895
           65,316  9.00%       3/1/22                   72,950
          113,527  9.00%       4/1/25                  126,652
           17,534  9.25%       7/1/08                   19,043
           51,623  9.25%       8/1/08                   56,064
           43,292  9.25%       8/1/09                   46,104
          102,509  9.25%       7/1/10                  108,457
           51,138  9.25%       3/1/11                   54,891
           45,203  9.25%       6/1/16                   50,373
           73,199  9.25%       3/1/17                   81,570
          741,956  9.25%       2/1/18                  817,743
           37,399  9.25%       1/1/19                   40,144
          297,889  9.25%       3/1/19                  326,171

--------------------------------------------------------------------------[LOGO]


          Par ($)  Coupon      Maturity            Market Value($)(1)
          -------  ------      --------            ------------------
          186,868  9.25%       3/1/19                  206,956
           52,574  9.50%       10/1/05                  54,064
           69,678  9.50%       10/1/08                  75,891
           88,950  9.50%       2/1/10                   97,240
           77,475  9.50%       5/1/10                   80,116
           35,320  9.50%       6/1/10                   38,611
           28,657  9.50%       1/1/11                   31,693
          236,014  9.50%       6/1/11                  254,566
           62,621  9.50%       6/1/16                   70,040
           16,198  9.50%       7/1/16                   18,026
           26,444  9.50%       9/1/16                   29,045
           69,704  9.50%       10/1/16                  77,572
            4,683  9.50%       10/1/16                   5,238
           94,197  9.50%       6/1/17                  105,344
           44,540  9.50%       9/1/17                   49,794
           51,949  9.50%       4/1/18                   58,081
           19,791  9.50%       10/1/18                  22,132
          231,997  9.50%       12/1/18                 260,054
          426,879  9.50%       2/1/19                  477,414
           18,184  9.50%       6/1/19                   19,973
          672,632  9.50%       6/17/19                 749,565
          158,166  9.50%       7/1/20                  175,311
          101,609  9.50%       8/1/20                  113,888
           21,840  9.50%       9/1/20                   24,457
          424,118  9.50%       8/1/21                  460,571
        2,523,359  9.50%       12/17/21              2,811,749
           52,982  9.75%       12/1/08                  57,921
           25,303  9.75%       12/1/08                  27,662
          102,534  9.75%       11/1/09                 112,093
           21,890  9.75%       6/1/11                   23,931
          542,778  9.75%       12/1/16                 602,784
           46,205  9.75%       6/1/17                   51,716
          289,666  9.75%       12/1/17                 323,748
           18,902  9.85%       5/1/16                   21,168
          126,517  10.00%      11/1/10                 138,709
          173,071  10.00%      11/1/11                 195,011
          402,709  10.00%      6/1/20                  455,897
          266,736  10.00%      9/1/20                  300,614
          245,298  10.00%      3/1/21                  275,184
          121,025  10.00%      10/1/21                 135,525
           56,980  10.25%      6/1/10                   62,988
           48,985  10.25%      2/1/17                   54,149
           94,565  10.29%      9/1/16                  105,056
               47  10.50%      4/1/04                       47
           69,327  10.50%      10/1/13                  77,727
          147,356  10.50%      5/1/14                  163,397
           76,565  10.50%      9/1/15                   86,303
           68,808  10.50%      1/1/19                   77,952
          823,345  10.50%      6/1/19                  928,322

          Par ($)  Coupon      Maturity            Market Value($)(1)
          -------  ------      --------            ------------------
              868  10.50%      7/1/20                      984
           22,079  11.00%      12/1/11                  24,844
           49,386  11.00%      6/1/15                   55,899
           67,555  11.00%      2/1/16                   76,169
           23,823  11.00%      2/1/18                   27,113
           45,623  11.00%      5/1/19                   51,252
           63,666  11.00%      7/1/19                   72,005
           20,393  11.25%      10/1/09                  22,855
           66,547  11.25%      8/1/11                   75,771
           50,246  13.00%      5/1/17                   56,105
                                                   -----------
                                                    39,317,739
                                                   -----------

  FEDERAL NATIONAL MORTGAGE ASSOCIATION (37.3%):
          Par ($)  Coupon        Maturity
          -------  ------        --------
        1,996,444  4.41%         2/1/34              2,040,066
        8,801,497  5.00%         11/1/10             9,057,291
        1,382,236  6.00%         9/1/17              1,468,230
           50,895  6.86%         3/1/19                 53,583
        1,798,665  6.95%         8/1/21              1,915,385
          103,014  7.00%         4/1/27                110,483
        3,257,245  7.00%         6/1/32              3,456,618
          239,540  7.24%         5/1/07                266,280
        1,202,057  7.50%         3/1/16              1,293,376
        2,628,294  7.50%         6/1/22              2,818,024
        1,050,429  7.50%         6/1/25              1,135,120
           56,048  7.50%         3/1/27                 60,164
           38,435  7.50%         9/1/27                 41,666
           78,126  7.50%         5/1/28                 83,815
          163,887  7.50%         11/1/29               176,435
          160,147  7.50%         1/1/30                171,661
        1,019,644  7.50%         12/1/30             1,092,612
        1,420,218  7.50%         1/1/31              1,522,740
        1,128,878  7.50%         3/1/32              1,209,664
        1,270,502  7.50%         6/1/32              1,381,232
          559,814  7.54%         6/1/16                615,432
        2,272,093  7.87%         12/15/25            2,499,303
          116,619  8.00%         8/1/09                125,084
          126,501  8.00%         11/1/16               138,199
           86,615  8.00%         6/1/18                 94,086
          226,806  8.00%         1/1/22                248,282
          138,490  8.00%         2/1/23                151,660
          201,808  8.00%         5/1/23                219,922
           84,371  8.00%         9/1/23                 91,569
        1,237,248  8.00%         7/1/24              1,352,854
          195,445  8.00%         8/1/24                213,585
           47,842  8.00%         4/1/25                 52,237
          564,260  8.00%         6/1/27                616,101
          281,713  8.00%         9/1/27                309,972
          110,025  8.00%         10/1/27               120,237


          See accompanying notes to portfolios of investments on page 60.     15

SIT U.S. GOVERNMENT SECURITIES FUND
MARCH 31, 2004
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS


          Par ($)  Coupon      Maturity            Market Value($)(1)
          -------  ------      --------            ------------------
          689,711  8.00%       6/1/28                  748,336
          470,876  8.00%       9/1/28                  510,935
          798,570  8.00%       9/1/29                  875,142
          149,193  8.00%       12/1/29                 161,221
          124,220  8.00%       2/1/30                  135,009
           89,434  8.00%       2/1/31                   96,588
          574,595  8.00%       2/1/31                  622,717
          491,450  8.00%       3/1/31                  536,980
          710,414  8.00%       3/1/32                  767,247
        1,417,612  8.00%       9/1/32                1,545,640
           74,380  8.25%       4/1/22                   81,190
        1,798,966  8.29%       7/20/30               1,997,414
          477,956  8.33%       7/15/20                 540,099
          617,615  8.38%       7/20/28                 686,711
           25,879  8.50%       8/1/06                   27,470
          164,543  8.50%       11/1/10                 178,478
        1,083,466  8.50%       2/1/16                1,203,325
           65,995  8.50%       4/1/17                   72,561
          419,846  8.50%       6/1/17                  446,611
           51,855  8.50%       9/1/17                   56,846
          157,371  8.50%       8/1/18                  174,879
           44,128  8.50%       1/1/22                   48,430
          598,956  8.50%       5/1/22                  658,836
          236,844  8.50%       7/1/22                  264,229
          116,656  8.50%       11/1/23                 127,775
           41,485  8.50%       5/1/24                   46,243
          283,875  8.50%       2/1/25                  312,255
          129,800  8.50%       9/1/25                  142,456
          999,373  8.50%       12/1/25               1,093,214
          601,565  8.50%       1/1/26                  657,459
          842,335  8.50%       1/1/26                  920,599
          374,664  8.50%       7/1/26                  404,677
          948,049  8.50%       9/1/26                1,036,929
        2,097,638  8.50%       11/1/26               2,290,359
           74,965  8.50%       12/1/26                  81,852
          322,844  8.50%       5/1/27                  353,160
          730,868  8.50%       6/1/27                  798,775
        1,784,531  8.50%       11/1/28               1,945,139
        4,335,678  8.50%       12/1/28               4,734,018
          470,531  8.50%       12/1/29                 514,643
          158,948  8.50%       1/1/30                  171,962
          537,148  8.50%       1/1/30                  580,456
          162,472  8.50%       8/1/30                  175,488
           85,975  8.50%       11/1/30                  93,016
          238,937  8.50%       11/1/30                 258,052
          734,840  8.50%       12/1/30                 795,005
          118,347  8.50%       1/1/31                  127,815
          516,303  8.50%       6/1/32                  564,222
          766,232  8.52%       9/15/30                 855,546

          Par ($)  Coupon      Maturity            Market Value($)(1)
          -------  ------      --------            ------------------
          303,983  8.87%       12/15/25                342,258
          257,099  9.00%       1/1/09                  281,230
          162,350  9.00%       5/1/09                  175,364
           48,314  9.00%       5/1/09                   52,187
          194,595  9.00%       5/1/09                  208,668
          114,696  9.00%       5/1/09                  124,027
           26,391  9.00%       4/1/10                   28,739
          101,397  9.00%       3/1/11                  111,663
          253,991  9.00%       8/1/16                  283,336
          334,525  9.00%       11/1/16                 373,174
           57,088  9.00%       6/1/17                   60,329
          117,278  9.00%       6/1/17                  130,739
           32,217  9.00%       7/1/17                   35,915
           62,137  9.00%       9/1/17                   69,723
          124,577  9.00%       12/1/17                 138,876
           45,693  9.00%       2/1/18                   51,276
           32,036  9.00%       9/1/19                   34,887
           26,492  9.00%       10/1/19                  29,729
          122,651  9.00%       12/15/19                136,985
          107,466  9.00%       3/1/21                  119,801
            6,503  9.00%       9/1/21                    7,260
           64,638  9.00%       4/1/25                   72,152
          119,795  9.00%       4/1/25                  133,439
          155,176  9.00%       8/1/25                  173,022
          920,518  9.00%       11/1/25               1,027,528
        3,594,591  9.00%       10/1/26               4,007,969
           88,694  9.00%       12/1/26                  98,743
          668,239  9.00%       5/1/27                  745,922
        2,098,713  9.00%       5/1/28                2,337,754
          141,083  9.00%       5/1/30                  156,603
        1,274,135  9.00%       7/1/30                1,423,050
          331,233  9.00%       8/15/30                 369,532
          134,440  9.00%       11/1/30                 146,538
          105,787  9.00%       4/1/31                  114,746
          151,559  9.00%       6/1/31                  164,426
           30,311  9.00%       7/1/31                   33,039
          344,210  9.25%       10/1/09                 373,241
           84,424  9.25%       7/1/10                   92,980
           18,941  9.25%       4/1/12                   19,581
           60,860  9.25%       10/1/16                  67,834
           69,518  9.25%       12/1/16                  77,485
          253,537  9.25%       2/1/17                  282,536
           65,834  9.25%       3/1/17                   73,379
          672,600  9.34%       8/20/27                 774,222
           13,477  9.50%       1/1/06                   14,556
           43,616  9.50%       9/1/08                   46,288
          116,639  9.50%       12/1/09                 127,640
           37,457  9.50%       1/1/11                   40,733
           35,353  9.50%       10/1/13                  38,954

--------------------------------------------------------------------------[LOGO]


          Par ($)  Coupon        Maturity            Market Value($)(1)
          -------  ------        --------            ------------------
           33,360  9.50%         5/1/14                   35,405
          205,789  9.50%         4/1/16                  228,514
           18,590  9.50%         4/1/16                   20,484
           42,942  9.50%         9/1/16                   48,044
          117,207  9.50%         9/1/17                  131,126
           95,399  9.50%         11/1/18                 107,739
          106,000  9.50%         12/1/18                 118,641
           52,005  9.50%         5/1/19                   58,771
          100,292  9.50%         10/1/19                 112,831
           71,849  9.50%         12/1/19                  80,411
           77,381  9.50%         3/1/20                   86,317
           97,976  9.50%         6/1/20                  110,650
          319,977  9.50%         9/1/20                  355,763
          252,468  9.50%         9/1/20                  282,555
          359,324  9.50%         10/15/20                401,549
          277,016  9.50%         12/15/20                310,063
           57,841  9.50%         12/15/20                 64,704
          125,980  9.50%         3/1/21                  142,128
           81,710  9.50%         4/15/21                  91,408
          405,419  9.50%         7/1/21                  453,435
          363,158  9.50%         5/1/22                  406,324
          350,771  9.50%         4/1/25                  392,604
          443,847  9.50%         4/1/25                  495,247
        1,047,070  9.50%         11/1/25               1,170,458
          611,544  9.50%         3/1/26                  682,445
          935,078  9.50%         9/1/26                1,043,366
          829,148  9.50%         10/1/26                 923,981
          171,941  9.50%         8/1/30                  192,306
        3,000,000  9.55%         8/20/25               3,475,313
          242,553  9.75%         1/15/13                 270,241
          219,634  9.75%         1/1/21                  246,607
          531,689  9.75%         10/1/21                 600,975
          457,275  9.75%         4/1/25                  516,863
           14,254  10.00%        3/1/11                   15,629
           92,602  10.00%        5/1/11                  102,219
          148,569  10.00%        7/1/13                  166,908
          155,287  10.00%        6/1/14                  168,429
        1,023,280  10.00%        2/1/15                1,145,234
        1,129,189  10.00%        3/1/15                1,277,640
          108,957  10.00%        11/1/16                 121,350
           50,123  10.00%        3/1/18                   56,200
          654,764  10.00%        7/1/19                  732,721
           67,113  10.00%        9/1/19                   75,528
          171,273  10.00%        12/1/19                 190,757
          472,440  10.00%        6/1/20                  532,550
           17,426  10.00%        11/1/20                  19,729
           88,245  10.00%        1/1/21                   99,856
           27,994  10.00%        2/1/21                   31,472
          510,224  10.00%        10/1/21                 574,640

          Par ($)  Coupon        Maturity            Market Value($)(1)
          -------  ------        --------            ------------------
          284,946  10.00%        5/1/22                  320,352
          165,162  10.00%        5/1/22                  186,893
          270,843  10.00%        1/1/24                  305,076
          220,822  10.00%        7/1/28                  249,408
          653,363  10.25%        8/15/13                 732,588
           19,762  10.50%        5/1/09                   21,804
           49,192  10.50%        5/1/15                   55,894
          390,465  10.50%        1/1/16                  447,028
           47,651  10.50%        3/1/17                   52,863
          209,386  10.50%        12/1/17                 234,708
           21,230  10.75%        11/1/10                  23,506
           22,991  11.00%        10/1/06                  23,457
           94,661  11.00%        9/1/12                  107,270
            7,274  11.00%        4/1/14                    8,224
           65,895  11.00%        8/1/15                   73,814
          128,854  11.00%        9/1/15                  143,511
           58,947  11.00%        4/1/17                   67,108
          901,335  11.27%        8/15/20               1,038,142
          485,812  11.75%        10/20/22                559,939
                                                    ------------
                                                     107,170,750
                                                    ------------

  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (16.3%)(3):
          Par ($)  Coupon        Maturity
          -------  ------        --------
           80,672  6.00%         9/15/18                  84,429
          396,941  6.38%         12/15/27                419,145
          386,162  6.38%         4/15/28                 407,522
          952,386  6.43%         9/15/33               1,062,262
          155,365  6.75%         9/15/15                 166,741
           70,067  6.75%         8/15/28                  74,468
           44,160  7.00%         9/20/16                  47,196
          540,571  7.00%         1/15/30                 576,153
          664,765  7.00%         1/15/31                 708,381
          818,050  7.00%         11/15/32                871,223
           50,129  7.05%         2/15/23                  53,857
           83,931  7.25%         8/15/10                  89,911
          289,814  7.25%         10/15/28                310,725
          107,559  7.27%         7/20/22                 115,592
          383,561  7.38%         11/15/30                410,650
          469,318  7.38%         3/15/31                 502,463
           20,643  7.50%         3/15/07                  21,947
          201,989  7.50%         5/15/16                 220,286
        1,547,550  7.50%         2/15/27               1,666,936
          152,144  7.55%         7/20/22                 165,570
          346,801  7.55%         10/20/22                377,405
          166,843  7.65%         10/20/21                181,976
          210,720  7.65%         7/20/22                 229,681
          224,307  7.75%         6/15/20                 246,737
          370,592  7.75%         7/15/20                 407,651
          359,734  7.75%         8/15/20                 395,708


         See accompanying notes to portfolios of investments on page 60.      17

SIT U.S. GOVERNMENT SECURITIES FUND
MARCH 31, 2004
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS


          Par ($)  Coupon        Maturity          Market Value($)(1)
          -------  ------        --------          ------------------
          314,111  7.75%         8/15/20               345,522
          119,056  7.75%         11/15/20              130,961
          640,342  7.75%         10/15/22              709,779
           95,188  7.90%         9/20/20               104,260
           53,002  7.90%         11/20/20               58,054
           44,281  7.90%         1/20/21                48,502
          101,675  7.90%         1/20/21               111,366
           32,421  7.90%         4/20/21                35,511
           55,795  7.90%         8/20/21                61,113
          341,410  7.95%         2/15/20               376,779
          156,224  7.99%         2/20/21               171,358
           98,085  7.99%         4/20/21               107,587
          170,150  7.99%         7/20/21               186,634
          172,195  7.99%         9/20/21               188,876
          176,239  7.99%         10/20/21              193,313
          288,865  7.99%         1/20/22               316,578
          500,427  7.99%         6/20/22               548,437
           46,389  8.00%         10/15/12               51,041
          138,668  8.00%         5/15/16               153,695
          430,004  8.00%         6/15/16               476,601
          176,768  8.00%         9/15/16               195,923
          148,765  8.00%         11/20/16              162,386
          145,262  8.00%         7/15/17               159,996
           54,010  8.00%         7/20/23                59,141
          115,949  8.00%         8/15/23               127,833
          343,178  8.00%         10/20/23              375,820
           59,305  8.00%         12/20/23               64,939
           33,683  8.00%         2/20/24                36,802
          381,123  8.00%         2/20/26               415,114
           90,145  8.00%         12/15/26               98,851
           68,567  8.00%         12/20/26               74,682
          215,979  8.00%         4/15/28               236,255
          723,810  8.00%         4/15/28               792,357
           88,635  8.00%         9/15/29                96,917
          510,014  8.10%         5/20/19               559,741
          294,480  8.10%         6/20/19               323,192
          212,058  8.10%         7/20/19               232,734
          232,326  8.10%         9/20/19               254,978
           91,969  8.10%         9/20/19               100,936
          131,767  8.10%         10/20/19              144,614
          129,101  8.10%         1/20/20               141,607
          106,527  8.10%         4/20/20               116,847
          222,404  8.10%         7/20/20               243,950
          217,079  8.25%         12/15/11              239,200
           75,265  8.25%         1/15/12                83,178
          156,777  8.25%         8/15/15               174,438
          851,303  8.25%         4/15/19               942,761
           61,202  8.25%         1/15/20                67,437
          224,496  8.25%         2/15/20               248,489

          Par ($)  Coupon        Maturity            Market Value($)(1)
          -------  ------        --------            ------------------
           62,444  8.25%         4/15/27                68,318
          179,081  8.25%         6/15/27               195,926
          231,751  8.38%         10/15/19              257,099
          226,803  8.40%         2/15/19               251,751
          162,213  8.40%         4/15/19               180,056
          136,024  8.40%         6/15/19               150,986
           60,715  8.40%         6/15/19                67,394
           62,071  8.40%         9/15/19                68,899
           92,430  8.40%         9/15/19               102,598
           61,486  8.40%         2/15/20                68,211
           80,820  8.50%         12/15/11               89,373
          222,866  8.50%         1/15/12               247,204
           86,775  8.50%         4/15/15                96,937
           58,190  8.50%         4/15/15                65,004
          389,593  8.50%         9/15/16               436,670
          270,868  8.50%         1/15/17               304,410
          197,254  8.50%         12/15/21              219,024
           66,309  8.50%         2/15/22                73,582
           35,544  8.50%         7/20/22                39,181
          214,998  8.50%         10/20/22              236,999
          122,797  8.50%         9/20/24               135,034
          267,799  8.50%         3/20/25               293,511
          453,611  8.50%         12/20/26              495,638
           77,157  8.50%         3/20/30                84,125
          129,384  8.50%         8/15/30               141,556
           62,733  8.60%         5/15/18                69,570
          104,527  8.60%         6/15/18               115,920
          106,318  8.63%         10/15/18              118,405
           14,593  8.75%         5/15/06                15,553
           20,438  8.75%         5/15/06                21,784
           25,425  8.75%         10/15/06               27,099
           33,241  8.75%         11/15/06               35,429
           27,737  8.75%         2/15/07                30,443
           12,166  8.75%         3/15/07                13,353
           60,170  8.75%         11/15/09               67,203
           75,776  8.75%         6/15/11                85,357
          263,477  8.75%         11/15/11              296,792
           89,192  8.75%         12/15/11              100,470
            6,361  9.00%         10/15/04                6,454
           59,600  9.00%         4/15/06                63,679
           43,692  9.00%         4/15/06                46,677
           62,208  9.00%         5/15/06                66,457
           44,595  9.00%         5/15/06                47,647
           20,847  9.00%         6/15/06                22,271
          195,572  9.00%         6/15/06               208,956
          118,449  9.00%         7/15/06               126,555
           19,891  9.00%         10/15/06               21,250
           85,130  9.00%         10/15/06               90,945
           20,257  9.00%         6/15/07                22,290

--------------------------------------------------------------------------[LOGO]


          Par ($)  Coupon        Maturity            Market Value($)(1)
          -------  ------        --------            ------------------
           49,137  9.00%         10/15/07               54,067
           17,738  9.00%         9/15/08                19,350
           43,951  9.00%         9/15/08                47,945
           33,210  9.00%         10/15/08               36,227
            3,013  9.00%         11/15/08                3,287
           21,105  9.00%         11/15/08               23,023
           56,767  9.00%         12/15/08               61,925
            7,378  9.00%         2/15/09                 8,104
            5,462  9.00%         3/15/09                 5,999
           18,218  9.00%         4/15/09                20,011
           36,855  9.00%         4/15/09                40,877
           11,620  9.00%         5/15/09                12,763
           43,490  9.00%         8/15/09                48,236
           41,605  9.00%         9/15/09                46,145
           22,289  9.00%         10/15/09               24,483
           33,308  9.00%         11/15/09               37,318
           16,664  9.00%         12/15/09               18,483
          256,866  9.00%         7/15/10               283,535
          199,812  9.00%         5/15/11               225,866
           49,684  9.00%         5/15/11                56,158
          122,438  9.00%         6/15/11               138,403
          149,541  9.00%         7/15/11               169,041
          122,358  9.00%         8/15/11               136,844
          116,575  9.00%         8/15/11               131,775
          100,134  9.00%         9/15/11               113,191
          139,530  9.00%         9/15/11               157,724
          133,885  9.00%         9/15/11               151,342
          108,840  9.00%         10/15/11              123,032
           73,905  9.00%         1/15/12                83,763
           87,880  9.00%         5/20/15                97,766
          204,489  9.00%         7/15/15               228,540
           40,329  9.00%         8/15/15                45,072
          154,953  9.00%         12/20/15              172,385
           37,382  9.00%         5/20/16                41,646
           35,335  9.00%         6/20/16                39,366
           32,879  9.00%         7/20/16                36,631
           29,948  9.00%         7/20/16                33,365
          284,612  9.00%         1/15/17               325,108
           23,341  9.00%         3/20/17                26,032
          723,242  9.00%         6/15/17               826,149
          597,858  9.00%         7/15/17               682,925
          520,404  9.00%         8/20/17               580,392
           55,952  9.00%         5/15/18                61,281
           11,049  9.00%         12/15/19               12,397
          487,682  9.00%         12/15/19              547,189
            5,392  9.00%         7/20/21                 6,020
            7,241  9.00%         10/20/21                8,084
          637,155  9.00%         11/15/24              714,898
          110,056  9.00%         2/20/25               122,265

          Par ($)  Coupon        Maturity            Market Value($)(1)
          -------  ------        --------            ------------------
          109,187  9.00%         7/20/25               121,287
          325,703  9.00%         4/15/26               363,851
           86,716  9.10%         5/15/18                96,723
           16,879  9.25%         3/15/05                17,495
          179,290  9.25%         11/15/09              202,300
           63,061  9.25%         1/15/10                71,452
           47,491  9.25%         4/15/10                53,810
           61,021  9.25%         11/15/10               69,141
          117,497  9.25%         11/15/11              133,476
           29,039  9.25%         4/15/12                33,058
           76,233  9.25%         8/20/16                84,619
           18,436  9.25%         9/15/16                20,522
            4,927  9.25%         2/20/17                 5,475
           57,568  9.25%         7/20/17                63,964
              435  9.50%         1/20/05                   449
            2,684  9.50%         3/15/05                 2,789
           22,658  9.50%         1/15/06                24,328
           25,399  9.50%         7/15/09                28,049
           46,771  9.50%         8/15/09                51,651
           22,719  9.50%         8/15/09                25,089
           23,403  9.50%         9/15/09                25,845
           33,869  9.50%         9/15/09                37,403
           46,756  9.50%         9/15/09                51,490
           19,463  9.50%         10/15/09               21,494
           25,740  9.50%         10/15/09               28,425
          199,904  9.50%         10/15/09              220,144
           10,102  9.50%         10/15/09               11,124
            5,265  9.50%         10/15/09                5,798
           74,605  9.50%         10/15/09               82,158
           22,241  9.50%         10/15/09               24,562
           47,955  9.50%         10/15/09               52,959
           10,716  9.50%         10/15/09               11,835
           58,164  9.50%         11/15/09               65,832
          123,344  9.50%         1/15/10               140,217
           63,666  9.50%         2/15/10                70,428
          155,219  9.50%         4/15/10               173,996
           38,017  9.50%         8/15/10                43,218
           75,857  9.50%         11/15/10               86,234
           29,652  9.50%         1/15/11                33,801
          158,188  9.50%         3/15/11               180,319
           17,530  9.50%         3/20/16                19,558
           15,984  9.50%         6/15/16                17,913
           79,876  9.50%         10/15/16               89,516
           47,360  9.50%         10/15/16               53,076
           41,050  9.50%         11/15/16               46,004
           29,402  9.50%         11/15/16               32,951
           50,115  9.50%         11/20/16               55,912
           17,447  9.50%         1/15/17                19,573
           32,794  9.50%         4/15/17                36,790


         See accompanying notes to portfolios of investments on page 60.      19

SIT U.S. GOVERNMENT SECURITIES FUND
MARCH 31, 2004
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS


          Par ($)  Coupon        Maturity            Market Value($)(1)
          -------  ------        --------            ------------------
           57,357  9.50%         8/15/17                64,346
            5,506  9.50%         8/20/17                 6,150
           41,096  9.50%         9/15/17                46,104
           48,856  9.50%         9/15/17                54,809
          299,743  9.50%         12/15/17              335,816
          129,616  9.50%         12/15/17              145,413
          128,578  9.50%         12/15/17              144,249
           42,325  9.50%         12/15/17               47,433
            8,797  9.50%         12/20/17                9,825
            6,616  9.50%         4/15/18                 7,427
           13,418  9.50%         4/20/18                14,996
           13,664  9.50%         5/15/18                15,339
            6,851  9.50%         5/20/18                 7,656
          182,396  9.50%         6/15/18               204,758
           90,843  9.50%         6/20/18               101,527
           34,416  9.50%         7/20/18                38,463
           13,942  9.50%         8/15/18                15,652
           47,329  9.50%         8/20/18                52,895
           72,461  9.50%         9/15/18                81,345
           51,294  9.50%         9/15/18                57,583
           83,322  9.50%         9/20/18                93,120
           13,869  9.50%         9/20/18                15,500
          309,186  9.50%         9/20/18               345,546
           59,526  9.50%         10/15/18               66,741
           34,312  9.50%         1/15/19                38,491
           29,697  9.50%         4/15/19                33,314
           14,992  9.50%         8/15/19                16,818
          120,435  9.50%         8/20/19               134,499
           68,197  9.50%         9/15/19                76,502
            9,148  9.50%         10/20/19               10,216
           29,837  9.50%         12/15/19               33,470
           16,480  9.50%         1/15/20                18,490
           30,056  9.50%         2/15/20                33,722
           13,498  9.50%         10/15/20               15,144
           15,547  9.50%         1/15/21                17,450
           14,113  9.50%         2/15/21                15,841
           66,751  9.50%         8/15/21                74,921
          508,960  9.50%         8/15/22               571,286
           11,599  9.75%         6/15/05                12,059
           40,375  9.75%         6/15/05                41,976
           31,162  9.75%         8/15/05                32,397
           22,575  9.75%         9/15/05                23,470
           20,724  9.75%         1/15/06                22,313
           29,343  9.75%         2/15/06                31,593
          139,927  9.75%         8/15/09               158,275
           68,747  9.75%         9/15/09                77,762
          221,686  9.75%         8/15/10               251,833
           68,257  9.75%         11/15/10               77,540
          308,523  9.75%         12/15/10              350,478

          Par ($)  Coupon        Maturity            Market Value($)(1)
          -------  ------        --------            ------------------
          149,398  9.75%         1/15/11               170,273
          361,066  9.75%         1/15/11               411,517
           29,018  9.75%         10/15/12               33,162
           49,195  9.75%         10/15/12               56,220
           24,173  9.75%         10/15/12               27,625
           87,367  9.75%         11/15/12               99,844
           58,282  9.75%         11/15/12               66,601
           90,637  9.75%         11/15/12              103,573
           32,923  9.75%         11/15/12               37,622
           14,514  9.75%         12/15/12               16,585
           32,198  9.75%         4/15/18                36,121
            1,695  10.00%        5/15/04                 1,724
           28,247  10.00%        7/15/05                29,411
           75,700  10.00%        7/15/05                78,819
              833  10.00%        1/15/06                   899
           76,401  10.00%        11/15/08               86,180
            8,173  10.00%        5/15/09                 9,274
            2,948  10.00%        11/15/09                3,263
            6,699  10.00%        6/15/10                 7,635
          105,636  10.00%        6/15/10               120,396
           13,130  10.00%        7/15/10                14,965
           40,368  10.00%        7/15/10                46,008
           19,208  10.00%        10/15/10               21,892
          149,025  10.00%        11/15/10              169,847
           32,247  10.00%        1/15/11                36,879
           36,503  10.00%        3/20/16                40,967
           20,677  10.00%        11/15/17               23,334
           19,421  10.00%        10/15/18               21,936
           35,081  10.00%        2/15/19                39,654
           49,626  10.00%        2/20/19                55,847
           60,905  10.00%        3/20/19                68,540
           25,868  10.00%        5/15/19                29,240
           52,610  10.00%        5/20/19                59,205
          369,593  10.00%        10/15/19              427,920
           68,378  10.00%        11/15/19               77,291
            9,541  10.00%        7/15/20                10,792
           34,169  10.00%        12/15/20               38,648
          128,334  10.00%        6/15/21               145,235
           75,312  10.00%        10/15/30               85,456
              876  10.25%        5/15/04                   892
            1,478  10.25%        8/15/04                 1,504
           39,869  10.25%        7/15/05                41,547
           60,793  10.25%        5/15/09                68,262
           36,823  10.25%        11/15/11               41,679
           48,837  10.25%        1/15/12                55,446
           11,985  10.25%        2/15/12                13,607
           69,853  10.25%        2/15/12                79,305
           21,012  10.25%        7/15/12                23,856
           47,062  10.50%        6/15/09                53,009

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          Par ($)  Coupon        Maturity            Market Value($)(1)
          -------  ------        --------            ------------------
           19,577  10.50%        7/15/10                22,156
           11,155  10.50%        9/15/15                12,647
           14,509  10.50%        11/15/15               16,449
            5,576  10.50%        3/15/16                 6,330
           26,328  10.50%        12/15/16               29,890
           32,058  10.50%        8/20/17                36,265
           58,408  10.50%        11/15/18               66,446
           97,279  10.50%        6/15/19               110,746
          496,625  10.50%        2/15/20               564,673
          280,257  10.50%        8/15/21               322,997
           10,227  10.75%        9/15/05                10,690
           25,876  10.75%        8/15/06                28,077
           11,253  10.75%        1/15/10                12,764
            1,983  10.75%        7/15/11                 2,258
           15,295  10.75%        8/15/11                17,414
           98,548  11.00%        1/15/10               110,920
           99,276  11.00%        1/15/10               111,740
           85,445  11.00%        1/15/10                96,172
           87,723  11.00%        3/15/10                98,743
           14,381  11.00%        6/15/10                16,186
           79,156  11.00%        9/15/10                89,100
           15,697  11.25%        9/15/05                16,456
           20,709  11.25%        10/15/05               21,711
           87,835  11.25%        6/15/10               100,684
           66,479  11.25%        9/15/10                76,204
            7,296  11.25%        9/15/10                 8,363
            9,462  11.25%        2/15/11                10,899
           13,429  11.25%        2/15/11                15,469
           22,887  11.25%        3/15/11                26,363
           47,538  11.25%        3/15/11                54,758
           85,090  11.25%        4/15/11                98,014
           35,051  11.25%        5/15/11                40,375
           34,356  11.25%        7/15/11                39,574
            9,056  11.25%        7/15/11                10,432
           40,899  11.25%        7/15/11                47,112
           59,117  11.25%        9/15/11                68,096
           25,446  11.25%        10/15/11               29,311
            8,828  11.25%        11/15/11               10,169
            1,012  11.75%        6/15/04                 1,034
              521  11.75%        6/15/04                   533
                                                  ------------
                                                    46,936,556
                                                  ------------

Total mortgage pass-through securities             193,425,045
   (cost: $189,736,640)                           ------------

QUANTITY    NAME OF ISSUER                                    MARKET VALUE($)(1)
--------------------------------------------------------------------------------

TAXABLE MUNICIPAL SECURITIES (0.9%)(2)
       249,000    Bernalillo Multifamily Rev. Series
                       1998A, 7.50%, 9/20/20                         277,515
     1,145,000    Boone County Hsg. Series
                       1999B, 6.95%, 12/20/16                      1,283,499
        13,000    California Comm. Dev. Auth. Rev.
                       Series 2000, 7.50%, 5/20/04                    13,098
        80,000    Cuyahoga County Multifamily Rev.
                       Series 2000B, 7.00%, 1/20/08                   90,181
        60,000    Dakota Multifamily Rev. Series
                       1999A, 6.50%, 12/20/05                         62,098
       160,000    Louisiana Comm. Dev. Auth Rev.
                       Series 2002B, 5.25%, 12/20/07                 167,541
       460,000    Maplewood Multifamily Rev.
                       Series 1998B, 6.75%, 7/20/15                  504,206
        30,000    Metro Govt. (TN) Series 2001 - A2,
                       7.00%, 6/20/04                                 30,274
       186,000    Nortex Multifamily Rev. Series
                       1999T, 6.50%, 3/20/06                         195,544
                                                              --------------

Total taxable municipal securities                                 2,623,956
   (cost: $2,515,537)                                         --------------

U.S. TREASURY/FEDERAL AGENCY SECURITIES (5.9%)(2)
                  Federal Home Loan Bank:
     5,000,000         2.50%, 6/30/09                              4,989,995
     2,170,000         5.62%, 8/6/18                               2,192,455
    31,300,000    U.S. Treasury Strips, Zero Coupon,
                       4.80% Effective Yield, 11/15/27             9,223,453
     1,000,000    U.S. Treasury Strips, Zero Coupon,
                       4.88% Effective Yield, 5/15/16                578,249
                                                              --------------

Total U.S. Treasury/Federal Agency securities                     16,984,152
   (cost: $16,286,831)                                        --------------

COLLATERALIZED MORTGAGE OBLIGATIONS (23.0%)(2)

   FEDERAL HOME LOAN MORTGAGE CORP.:
       Par ($)         Coupon     Maturity                    Market Value($)(1)
       -------         ------     --------                    ------------------
     4,144,674         3.25%      4/15/32                          4,134,228
     1,171,072         4.00%      12/15/32                         1,181,927
       798,436         5.00%      4/15/18                            811,022
       790,812         7.50%      6/15/17                            856,576
        51,194         7.75%      3/18/25                             54,817
       102,416         9.15%      10/15/20                           109,312


         See accompanying notes to portfolios of investments on page 60.      21

SIT U.S. GOVERNMENT SECURITIES FUND
MARCH 31, 2004
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS


FEDERAL NATIONAL MORTGAGE ASSOCIATION:
        Par ($)              Coupon              Maturity     Market Value($)(1)
        -------              ------              --------     ------------------
      4,786,431              3.50%               2/25/33            4,738,965
      3,565,042              4.00%               11/25/32           3,635,677
        540,275              4.00%               1/25/33              544,790
        472,351              5.00%               8/25/22              483,762
         47,802              7.00%               1/25/21               50,832
      1,338,950              7.00%               1/25/22            1,424,157
        129,323              7.37%               1/17/13              133,912
        129,041              7.70%               3/25/23              140,487
        454,439              8.00%               7/25/22              496,357
        279,810              8.20%               4/25/25              315,777
         93,356              8.50%               1/25/21              102,501
        169,075              8.50%               4/25/21              183,704
        860,975              8.50%               9/25/21              946,691
        246,403              8.50%               1/25/25              271,894
        206,726              8.75%               9/25/20              225,459
        423,677              8.95%               10/25/20             470,672
      1,189,688              9.00%               7/25/19            1,316,012
        995,753              9.00%               12/25/19           1,105,245
        292,963              9.00%               5/25/20              321,724
        174,824              9.00%               6/25/20              192,862
        445,337              9.00%               6/25/20              500,916
         56,899              9.00%               7/25/20               63,154
        495,172              9.00%               9/25/20              550,399
        279,813              9.00%               10/25/20             307,928
        559,603              9.00%               3/1/24               633,248
      2,699,898              9.00%               11/25/28           2,951,704
        405,889              9.25%               1/25/20              452,071
        357,702              9.50%               12/25/18             400,265
        742,043              9.50%               3/25/20              838,271
        184,750              9.50%               4/25/20              202,314
        494,428              9.50%               5/25/20              551,976
        606,737              9.50%               11/25/20             680,199
        853,306              9.60%               3/25/20              956,293

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION:
        Par ($)              Coupon              Maturity
        -------              ------              --------
      1,839,060              4.00%               10/17/29           1,854,907
      2,000,000              5.00%               5/16/30            2,045,371
      2,805,920              6.00%               4/16/28            2,827,181
        828,141              7.00%               3/20/30              833,777

VENDEE MORTGAGE TRUST:
        Par ($)              Coupon              Maturity
        -------              ------              --------
      1,000,000              5.00%               8/15/28            1,012,669
      1,000,000              5.00%               7/15/30              993,173
        188,847              5.63%               2/15/24              195,961
      2,000,000              6.00%               4/15/27            2,144,080

        Par ($)              Coupon              Maturity     Market Value($)(1)
        -------              ------              --------     ------------------
      2,000,000              6.00%               2/15/30            2,156,589
        250,000              6.50%               10/15/25             267,381
      7,281,839              6.50%               12/15/28           7,864,532
      5,000,000              7.00%               9/15/27            5,413,688
      3,701,923              7.50%               11/15/14           3,828,631
        468,818              7.50%               5/15/24              470,414
        835,928              8.29%               12/15/26             902,062
                                                                 ------------

Total collateralized mortgage obligations                          66,148,516
  (cost: $65,185,936)                                            ------------


QUANTITY($)         NAME OF ISSUER                            MARKET VALUE($)(1)
--------------------------------------------------------------------------------

SHORT-TERM SECURITIES (2.5%)(2)
      2,500,000     FNMA, 0.99%, 4/1/04                                2,500,000
      4,797,161     Dreyfus Cash Mgmt. Fund, 0.90%                     4,797,161
                                                                    ------------

Total short-term securities                                            7,297,161
  (cost: $7,297,161)                                                ------------

Total investments in securities
  (cost: $281,022,105) (7)                                          $286,478,830
                                                                    ============




22      See accompanying notes to portfolios of investments on page 60.
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                                                                              23

SIT TAX-FREE INCOME FUND
ONE YEAR ENDED MARCH 31, 2004
--------------------------------------------------------------------------------
MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
DEBRA A. SIT, CFA, SENIOR PORTFOLIO MANAGER


     The Tax Free Income Fund returned +3.89% for the fiscal year ended March 31, 2004 compared with a return of +4.30% for the Lehman 5-Year Municipal Bond Index (the Index). The Fund's 30-day SEC yield was 4.34% and its 12-month distribution rate was 4.23%.

YIELD CURVE REMAINS VERY STABLE
     Interest rates on March 31, 2004 were only slightly lower across the entire yield curve from their levels twelve months earlier. Reflecting the stability of interest rates, the Fund's net asset value was $9.90 on March 31, 2004, down by -0.4% from the prior fiscal year end. The Fund's overall return was comprised almost entirely of tax-exempt interest income.

WEAKNESS IN MULTI-FAMILY OFFSET ELSEWHERE
     The multifamily sector was the only sector to experience significant market value deterioration, with a price decline of about -3.7%. Substantially offsetting that weakness were market value gains of +0.9% or more from the Fund's investments in single family mortgages, industrial revenue, and other revenue issues. Weakness in the multifamily sector reflected lower occupancy rates, rental concessions, and weak rental pricing primarily caused by the affordability of single family homes. We believe there is some firming in the multifamily market, which should lead to improved performance from this sector over the next few years.

FUND MAINTAINS DEFENSIVE STANCE
     Performance varied substantially between short and longer duration securities. Since the yield curve was very steep and prices were relatively stable, lower yielding shorter duration bonds earned considerably lower returns than higher yielding longer duration bonds over the twelve month period. The Fund's average life duration varied between 3.9 and 4.1 years, which was slightly shorter than the 4.2-year duration of the Index. The Fund's duration is considerably shorter than the average duration of funds in the Lipper General Municipal Funds category and was the primary reason why the Fund's return lagged the average return in its Lipper category. We expect higher interest rates over the coming twelve months, and believe the Fund's shorter duration should enable it to outperform most tax-exempt funds over the next year.

                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing primarily in investment-grade municipal securities.

     Such municipal securities generate interest income that is exempt from both regular federal income tax and federal alternative minimum tax. During normal market conditions, the Fund invests 100% of its net assets in such tax-exempt municipal securities.

                                PORTFOLIO SUMMARY

                Net Asset Value 3/31/04:   $  9.90 Per Share
                                3/31/03:   $  9.94 Per Share
                       Total Net Assets:   $352.3 Million
                       30-day SEC Yield:      4.34%
                   Tax Equivalent Yield:      6.68%(1)
             12-Month Distribution Rate:      4.23%
                       Average Maturity:     12.9 Years
        Duration to Estimated Avg. Life:      3.9 Years(2)
                       Implied Duration:      4.0 Years(2)

(1)  For individuals in the 35.0% federal tax bracket.
(2)  See next page.

                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                    Hospital/Health Care
                                 Revenue   20.9

                    Multifamily Mortgage   20.2

                                 Insured   18.7

                           Other Revenue   12.1

                    Industrial/Pollution
                                  Control  12.0

                            Sectors less
                               than 5.0%   14.3

                            Cash & Other
                              Net Assets    1.8

--------------------------------------------------------------------------[LOGO]


            AVERAGE ANNUAL TOTAL RETURNS*

                 SIT                        LIPPER
              TAX-FREE       LEHMAN         GENERAL
               INCOME     5-YEAR MUNI.    MUNI. BOND
                FUND       BOND INDEX      FUND AVG.
              --------    ------------    ----------
3 Month**       1.70%         1.28%         1.39%
6 Month**       2.70          1.41           n/a
1 Year          3.89          4.30          5.46
5 Year          3.90          5.62          4.70
10 Year         5.68          5.86          5.75
Inception       6.35          6.48          6.75
   (9/29/88)


               CUMULATIVE TOTAL RETURNS*

                 SIT                        LIPPER
              TAX-FREE       LEHMAN         GENERAL
               INCOME     5-YEAR MUNI.    MUNI. BOND
                FUND       BOND INDEX      FUND AVG.
              --------    ------------    ----------
1 Year          3.89%         4.30%         5.46%
5 Year         21.07         31.44         25.87
10 Year        73.81         76.73         74.95
Inception     160.06        164.78        175.42
  (9/29/88)

*AS OF 3/31/04.                                                **NOT ANNUALIZED.

--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNI. BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                                GROWTH OF $10,000

                              [PLOT POINTS GRAPH]

The sum of $10,000 invested at inception (9/29/88) and held until 3/31/04 would have grown to $26,006 in the Fund or $26,478 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                  [PIE CHART]

                            Other Assets
                         and Liabilities    1.8%

                                     AAA   27.3%

                                      AA    5.3%

                                       A   28.3%

                           Less Than BBB    5.8%

                                     BBB   31.5%

           LOWER OF MOODY'S, S&P, FITCH OR DUFF & PHELPS RATINGS USED.

SIT TAX-FREE INCOME FUND
MARCH 31, 2004
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

QUANTITY ($)        NAME OF ISSUER                                                                         MARKET VALUE ($)(1)
MUNICIPAL BONDS (96.4%)(2)
 ALABAMA (0.8%)
        500,000     Birmingham Baptist Med. Ctr. Special Care Facs. Financing Auth. Rev. Series 1993A,
                       (Baptist Med. Ctr. Proj.)(MBIA insured), 5.50%, 8/15/23                                         506,260
        435,000     Cullman Med. Park South Med. Clinic Board Rev. Series 1993A (Cullman Regional
                       Medical Center Proj.), 6.50%, 2/15/13                                                           439,241
                    Montgomery Med. Clinic Board Hlth. Care Fac. Rev. Series 1991:
        495,000        7.00%, 3/1/15                                                                                   496,168
        225,000        7.375%, 3/1/06                                                                                  225,713
        890,000     Oxford Public Park and Rec Board Rev. Series 2001 (ACA insured), 6.00%, 12/1/21                    961,627
                                                                                                                --------------
                                                                                                                     2,629,009
                                                                                                                --------------
 ALASKA (2.6%)
     12,505,000     Alaska HFC Gen. Mtg. Rev. 1997 Series A, Zero Coupon, 6.15% Effective Yield on
                       Purchase Date, 12/1/17                                                                        5,798,193
                    Northern Alaska Tobacco Securitization Corp. Asset-Backed Rev.:
      2,375,000        Series 2000, 6.20%, 6/1/22                                                                    2,365,785
        865,000        Series 2001, 4.75%, 6/1/15                                                                      851,186
                                                                                                                --------------
                                                                                                                     9,015,164
                                                                                                                --------------
 ARIZONA (0.5%)
        410,000     AZ Muni Financing Program C.O.P. Refunding Series 1993-3 (MBIA insured), 5.25%,
                       8/1/23                                                                                          419,200
        230,000     Bullhead City Special Assessment Impt. Dist. Series 1993 (Bullhead Pkwy. Proj.),
                       6.10%, 1/1/10                                                                                   236,049
        500,000     Maricopa Co. Industrial Dev. Auth. Educ. Rev. Series 2000A (Arizona Charter
                       Schools Proj. I), 6.50%, 7/1/12                                                                 526,990
                    Pima Co. Industrial Dev. Auth. Educ. Rev.:
        145,000        Series 2004I (AZ Charter Schools Proj.), 5.00%, 7/1/12                                          144,796
        250,000        Series 2004A (Noah Webster Basic School Proj.), 5.25%, 12/15/16                                 245,438
                                                                                                                --------------
                                                                                                                     1,572,473
                                                                                                                --------------
 ARKANSAS (0.8%)
         74,339     Drew Co. Public Fac. Bd. Single Family Mtg. Rev. Refunding Series 1993-A2
                       (FNMA backed), 7.90%, 8/1/11                                                                     76,789
         25,766     Jacksonville Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding Series 1993B,
                       7.75%, 1/1/11                                                                                    26,544
      1,095,000     Maumelle HDC First Lien Rev. Refunding 1992 Series A (Section 8), 7.875%, 7/1/09                 1,101,318
                       North Little Rock Hlth. Facs. Bd. Health Care Rev. Series 2001 (Baptist Health
                       Proj.):
        555,000        5.00%, 7/1/06                                                                                   590,298
        300,000        5.00%, 7/1/07                                                                                   323,844
        490,000        5.00%, 7/1/08                                                                                   531,660
        265,000     Rogers Sales & Use Tax Rev. Series 1996, 5.35%, 11/1/11                                            265,912
                                                                                                                --------------
                                                                                                                     2,916,365
                                                                                                                --------------
 CALIFORNIA (6.3%)
        300,000     ABAG Fin. Auth. For Nonprofit Corp. Rev Series 2002 (Redwood Sr. Homes & Svcs.
                       Proj.), 4.10%, 11/15/07                                                                         312,684
                    Baldwin Park Public Fing. Auth. Sales Tax & Tax Alloc. Rev. Refunding Series 2003
                    (Merced Redev. Proj.):
        150,000        1.70%, 8/1/04                                                                                   150,108
        120,000        2.00%, 8/1/05                                                                                   120,408
      1,000,000      Bell  Cmty. Hsg. Auth. Rev. Series 1995A (Mobilehomes Park Acquisition Proj.),
                       6.40%, 10/1/15                                                                                1,038,270
      5,245,000     CA Co. Tobacco Securitization Agy. Asset-Backed Rev. Series 2002 (Alameda Co.),
                       4.75%, 6/1/19                                                                                 5,145,188
        950,000     CA Cmnty. College Fin. Auth. Student Hsg. Rev. Series 2003A (Feather River Cmnty.
                       District Proj.), 4.625%, 7/1/13                                                                 962,578
        495,000     CA Govt. Fin. Auth. Lease Rev. Series 2003A (Placer Co. Transportation Proj.),
                       6.00%, 12/1/28                                                                                  491,802


26
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
QUANTITY ($)        NAME OF ISSUER                                                                         MARKET VALUE ($)(1)
                    CA Public Works Board Lease Rev. Series 1993A (Various CA State Univ. Proj.):
        130,000        4.90%, 12/1/04                                                                                  132,978
        300,000        5.25%, 12/1/13(5)                                                                               306,843
      1,500,000     Chula Vista Redev. Agency Refunding Tax Allocation Senior Series 1994A
                       (Bayfront-Town Center Redev. Proj.), 7.625%, 9/1/24                                           1,642,005
                    Glendale Hosp. Rev. Refunding Series 1994 (Verdugo Hills Hosp. Proj.)(Industrial
                       Indemnity insured):
      1,340,000        7.75%, 1/1/09                                                                                 1,313,334
      1,585,000        8.00%, 1/1/12                                                                                 1,512,613
                    Golden State Tobacco Securitization Corp. Tobacco Settlement Asset-Backed Rev.:
        250,000        Series 2003A1, 5.00%, 6/1/21                                                                    250,492
        500,000        Enhanced Series 2003B, 5.25%, 6/1/16                                                            509,720
        165,000     Loma Linda Hosp. Rev. Refunding Series 1993C (Loma Linda Univ. Med. Ctr.)(MBIA
                       insured), 5.375%, 12/1/22                                                                       169,158
        500,000     Oceanside C.O.P. Refunding Series 1995 (Oceanside Civic Ctr. Proj.)(MBIA insured),
                       5.25%, 8/1/19                                                                                   531,350
      1,000,000     Rancho Cucamonga Redev. Agy. Tax Allocation Series 1996 (MBIA insured), 5.25%,
                       9/1/16                                                                                        1,091,600
                    Ridgecrest Refunding C.O.P. Series 1999 (Ridgecrest Civic Center Proj.):
        275,000        5.55%, 3/1/09                                                                                   305,990
        290,000        5.65%, 3/1/10                                                                                   321,511
        350,000        6.00%, 3/1/14                                                                                   380,499
      1,000,000     Sacramento Pwr. Auth. Rev. Series 1995 (Cogeneration Proj.) (MBIA insured), 6.00%,
                       7/1/22                                                                                        1,106,660
      2,000,000     Sacramento District Fing. Auth. Rev. Series 2000A, 5.875%, 12/1/27                               2,140,560
        300,000     San Jose Redev. Agy. Tax Alloc. Series 1993 (Merged Area Redev. Proj.)(MBIA
                       insured), 5.00%, 8/1/20                                                                         306,684
                    Southern CA Tobacco Securitization Auth. Asset-Backed Senior Rev:
      1,000,000        Series 2001B, 6.00%, 5/15/22                                                                    951,200
        885,000        Series 2002A, 5.25%, 6/1/27                                                                     877,088
                                                                                                                --------------
                                                                                                                    22,071,323
                                                                                                                --------------
 COLORADO (3.2%)
        345,000     Boulder Co. Hosp. Rev. Series 2000 (Longmont United Hosp. Proj.)
                       (Radian insured), 5.05%, 12/1/05                                                                352,876
      1,910,000     CO E-470 Business Met. Dist. G.O. Series 1999 (ACA insured), 5.00%, 12/1/11                      2,037,492
        345,000     CO Educ. & Cultural Fac. Rev. Refunding Series 2003C (Cheyenne Mtn. Charter Sch.
                       Proj.), 4.625%, 6/15/12                                                                         338,859
      1,250,000     CO Hlth. Fac. Auth. Rev. Series 1995 (Covenant Retirement Cmty. Proj.), 6.75%,
                       12/1/15                                                                                       1,307,062
                    CO HFA Single Family Program Senior Series:
        275,000        1996B-2, 7.45%, 11/1/27                                                                         276,094
        175,000        1997B-3, 6.80%, 11/1/28                                                                         175,607
      2,550,000     CO Hlth. Fac. Auth. Rev. Refunding & Impt. Hosp. Series 1995 (Parkview Proj.),
                       6.125%, 9/1/25                                                                                2,667,682
                    CO Hlth. Fac. Auth. Rev.  (Evangelical Lutheran Proj.):
      1,000,000        Series 2000, 6.25%, 12/1/10                                                                   1,149,000
      1,500,000        Series 2002, 5.90%, 10/1/27                                                                   1,562,205
        400,000     CO Hlth. Fac. Auth. Rev. Series 2000A (Porter Place Proj.) (GNMA collateralized),
                       5.10%, 1/20/11                                                                                  438,716
        600,000     Denver Hsg. Corp. Multifamily Rev. Refunding Series 1997A (Section 8), 5.35%,
                       10/1/12                                                                                         627,768
        200,000     Denver Hlth. & Hosp. Auth. Rev Series 2001A, 5.00%, 12/1/04                                        203,756
         65,000     Thornton Single Family Mtg. Rev. Refunding 1992 Series A, 8.05%, 8/1/09                             65,265
                                                                                                                --------------
                                                                                                                    11,202,382
                                                                                                                --------------


         See accompanying notes to portfolios of investments on page 60.      27

SIT TAX-FREE INCOME FUND
MARCH 31, 2004
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

QUANTITY ($)        NAME OF ISSUER                                                                         MARKET VALUE ($)(1)
 CONNECTICUT (0.9%)
        750,000     Bristol Res. Recovery Fac. Operating Committee Solid Waste Rev. Refunding Series
                       1995 (Ogden Martin Sys. Proj.), 6.50%, 7/1/14                                                   802,455
        750,000     CT Airport Rev. Series 1992 (FGIC insured), 7.65%, 10/1/12                                         771,915
         65,000     CT Hlth. & Educ. Fac. Auth. Rev. Series 1993A (Griffin Hosp. Proj.), 6.00%, 7/1/13                  66,242
      1,850,000     Mashantucket Western Pequot Tribe Subordinated Special Rev. Series 1999B, Zero
                       Coupon, 5.05% Effective Yield on Purchase Date, 9/1/09                                        1,494,874
                                                                                                                --------------
                                                                                                                     3,135,486
                                                                                                                --------------
 DELAWARE (0.3%)
      1,000,000     DE Health Facs. Auth. Rev. Series 1994 (Beebe Med. Ctr. Proj.), 6.80%, 6/1/24                    1,027,939
                                                                                                                --------------
 FLORIDA (3.1%)
        600,000     Capital Trust Agy. Multifamily Rev. Sr. Series 2003A (Golf Villas, Rivermill, and
                       Village Square Apts. Proj.), 4.75%, 6/1/13                                                      588,174
      1,725,000     Collier Co. Health Fac. Auth. Rev. Refunding Series 1994 (Moorings, Inc. Proj.),
                       7.00%, 12/1/19                                                                                1,815,459
        670,000     Collier Co. HFA Multifamily Hsg. Rev. Series 2002C (Goodlette Arms Proj.), 5.25%,
                       8/15/15                                                                                         716,712
        385,000     Dade Co. Hlth. Fac. Auth. Hosp. Rev. Refunding Series 1993A (Baptist Hosp. Miami
                       Proj.) (MBIA insured), 5.25%, 5/15/21                                                           389,774
        125,000     Dunes Cmnty. Dev. Dist. Rev. Refunding Series 1993 (Intracoastal Waterway Bridge
                       Proj.), 5.50%, 10/1/07                                                                          127,857
      1,750,000     Escambia Hlth. Facs. Auth. Rev. Series 2000 (FL Hlth. Care Fac. Loan Pgm.) (Ambac
                       insured), 5.95%, 7/1/20                                                                       1,837,745
        750,000     FL HFC Hsg. Rev. Hsg. Series 2000D-1 (Augustine Club Apts. Proj.)(MBIA insured),
                       5.75%, 10/1/30                                                                                  796,567
      1,000,000     Highlands Co. Hlth. Fac. Auth. Rev. Series 2002 (Adventist Health Sys./Sunbelt
                       Proj.), 3.35%, 11/15/32                                                                       1,022,130
        150,000     Hillsborough Co. Indus. Dev. Auth. Hosp. Rev. Refunding Series 2003A (Tampa General
                       Hosp. Proj.), 2.50%, 10/1/05                                                                    151,357
        100,000     Jacksonville Elec. Auth Water & Sewer Rev. Series 2000A (MBIA-IBC insured), 5.30%,
                       10/1/30                                                                                         106,031
                    Jacksonville Hlth. Fac. Auth. Industrial Dev. Rev. (Natl. Benevolent Assoc. -
                       Cypress Village Proj.):
      1,000,000        Refunding Series 1992, 7.00%, 12/1/14(8)(9)                                                     723,500
        450,000        Series 1993, 6.40%, 12/1/16(8)(9)                                                               325,575
        545,000     Lee Co. Indus. Dev. Auth. Hlth. Care Fac. Rev. Series 1999A (ShellPoint Village
                       Proj.), 5.50%, 11/15/08:                                                                        594,257
        200,000     Leesburg Hosp. Rev. Refunding Series 2003A (Leesburg Regl. Med. Ctr. Proj.),
                       3.00%, 7/1/05                                                                                   202,926
        135,000     Leon Co. Educ. Facs. Auth. Student Hsg. Rev. Series 2003 (Heritage Grove
                       Proj.)(ACA insured), 3.00%, 8/1/05                                                              137,626
        385,000     Miami-Dade Co. Special Hsg. Rev. Refunding Series 1998 (Section 8), 5.30%, 10/1/05                 383,633
        200,000     Palm Beach Co. Hlth. Fac. Auth. Rev. Refunding Series 2003 (Abbey Delray South
                       Proj.), 5.15%, 10/1/12                                                                          207,098
                    South Lake Co. Hosp. Dist. Rev. Series 2003 (South Lake Hosp. Inc.):
        420,000        4.25%, 10/1/08                                                                                  429,967
        500,000        5.50%, 10/1/13                                                                                  523,075
                                                                                                                --------------
                                                                                                                    11,079,463
                                                                                                                --------------
 GEORGIA (0.2%)
      1,275,000     DeKalb Co. Hsg. Auth. Multifamily Hsg. Rev. (Regency Woods I & II) Subordinate
                       Series 1996C, 7.25%, 1/1/26(8)(9)                                                               255,000
        500,000     Private Colleges & Univ. Auth. Rev. Refunding Series 1999A (Mercer Univ. Proj.),
                       5.25%, 10/1/14                                                                                  525,500
         70,000     Royston Hosp. Auth. Rev. Refunding Series 1999 (Ty Cobb Healthcare Sys., Inc.
                       Proj.), 6.00%, 7/1/04                                                                            70,309
                                                                                                                --------------
                                                                                                                       850,809
                                                                                                                --------------
 HAWAII (0.3%)
      1,165,000     Honolulu Mtg. Rev. Ref. Series 1996A (Hale-Pauahi Proj.)(FHA insured)(MBIA
                       insured), 6.80%, 7/1/28                                                                       1,204,528
                                                                                                                --------------

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
QUANTITY ($)        NAME OF ISSUER                                                                         MARKET VALUE ($)(1)
 ILLINOIS (13.4%)
                    Broadview Village of Cook Co. Tax Increment Rev. Series 1999:
        750,000        4.90%, 7/1/06                                                                                   781,545
      1,000,000        5.00%, 7/1/07                                                                                 1,051,930
      1,085,000        5.05%, 7/1/08                                                                                 1,140,530
      2,030,000        5.10%, 7/1/09                                                                                 2,156,408
                    Chicago Gas Supply Rev. Refunding Series 1995A (People's Gas, Light, & Coke Co.
                       Proj.):
      1,500,000        6.10%, 6/1/25                                                                                 1,591,860
      2,500,000        (Ambac insured), 6.10%, 6/1/25                                                                2,671,500
        450,000     Chicago Metro Hsg. Dev. Corp. Mtg. Rev. Refunding Series 1992A (FHA insured)
                       (Section 8), 6.85%, 7/1/22                                                                      465,525
        375,000     Collinsville (City of) Madison Co. Industrial Dev. Rev. Refunding (Drury
                       Inn-Collinsville Proj.) Series 1993, 6.00%, 11/1/04                                             374,077
        250,000     Hoffman Estates Tax Increment Rev. Jr. Lien Series1991, Zero Coupon, 4.15%
                       effective yield, 5/15/07                                                                        227,567
        450,000     IL DFA Rev. Series 2002A (Chicago Charter School Fdn. Proj.), 5.25%, 12/1/12                       457,483
        500,000     IL DFA Pollution Ctrl. Rev. Refunding Series 1993B2 (Central IL Public Svc. Co.
                       Proj.) (MBIA insured), 5.90%, 6/1/28                                                            505,485
                    IL DFA Pollution Ctrl. Rev. Refunding:
        485,000        Series 1993C2 (Public Svc. Co. Proj.), 5.70%, 8/15/26                                           496,077
      2,500,000        Series 2000A (American CIPS Proj.), 5.50%, 3/1/14                                             2,596,350
                    IL DFA Refunding & New Money Rev. (Cmty. Rehab. Providers Fac. Acquisition
                    Program):
        685,000        Series 1997A, 5.60%, 7/1/04                                                                     690,706
      1,740,000        Series 1997A, 5.80%, 7/1/08                                                                   1,856,928
        300,000        Series 1997A, 5.90%, 7/1/09                                                                     318,261
      4,535,000        Series 1997A, 6.00%, 7/1/15                                                                   4,678,805
      1,200,000        Series 1997C, 5.65%, 7/1/19                                                                   1,204,896
        580,000        Series 1998A, 5.00%, 7/1/06                                                                     602,081
        655,000        Series 1998A, 5.50%, 7/1/12                                                                     675,449
        100,000        Series 1998A, 5.70%, 7/1/19                                                                     100,669
      1,000,000     IL Educ. Fac. Auth. Rev. Series 1998 (Augustana College Proj.), 5.00%, 10/1/13                   1,109,830
      2,780,000     IL HDA Elderly Hsg. Rev. Series 1992C (Village Ctr.) (Section 8), 6.85%, 3/1/20                  2,812,359
        100,000     IL HDA Multifamily Rev. Series 1994-5 (Section 8), 6.75%, 9/1/23                                   103,280
                    IL Hlth. Fac. Auth. Rev.:
      1,560,000        Refunding Series 1992 (Galesburg Cottage Hosp. Proj.)(Radian insured), 6.25%,
                          5/1/11                                                                                     1,565,710
        545,000        Refunding Series 1993 (Lutheran Social Svcs. IL), 6.10%, 8/15/04                                550,325
        750,000        Refunding Series 1993 (OSF Healthcare System), 5.75%, 11/15/07                                  766,935
      1,405,000        Refunding Series 1993 (OSF Healthcare System), 6.00%, 11/15/23                                1,433,114
      1,250,000        Refunding Series 1994 (Passavant Memorial Area Hospital Assn.), 5.95%, 10/1/11                1,409,287
        207,000        Refunding Series 1994 (Friendship Village of Schaumberg Proj.), 6.25%, 12/1/04                  207,468
      2,575,000        Refunding Series 1993A (Edward Hosp. Proj.), 6.00%, 2/15/19                                   2,635,667
        250,000        Refunding Series 1996A (Advocate Hlth. Proj.)(MBIA insured), 5.80%, 8/15/16                     277,728
        400,000        Refunding Series 1999 (Silver Cross Hosp. Proj.), 5.25%, 8/15/15                                424,360
        970,000        Refunding Series 2001 (Decatur Memorial Hospital Proj.), 4.625%, 10/1/08                      1,043,381
        500,000        Series 2000 (IA Health System Proj.), 6.75%, 2/15/13                                            573,030
        200,000     IL Sales Tax Rev. Series 1994U, 5.00%, 6/15/10                                                     205,414
        250,000     Melrose Park Tax Increment G.O. Series 1999A (FSA insured), 5.25%, 12/15/15                        275,473
        750,000     Onterie Ctr. Hsg. Fin. Corp. Mtg. Rev. Refunding Series 1992 (Onterie Ctr. Proj.)
                       (MBIA - FHA insured), 7.05%, 7/1/27                                                             775,313


         See accompanying notes to portfolios of investments on page 60.      29

SIT TAX-FREE INCOME FUND
MARCH 31, 2004
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

QUANTITY ($)        NAME OF ISSUER                                                                         MARKET VALUE ($)(1)
      1,850,000     Roselle Multifamily Hsg. Rev. Refunding Series 1994A (GNMA collateralized)
                       (Waterbury Apts.) (FHA insured), 7.00%, 1/1/25                                                1,911,809
      3,550,000     Southwestern IL Dev. Auth. Local Govt. Prog. Rev. Series 1998-A (City of East St.
                       Louis Tax Increment Financing Proj.), 6.00%, 4/1/10                                           3,500,939
        495,000     Upper Illinois River Valley Dev. Auth. Rev. Series 2001 (Morris Hosp. Proj.),
                       6.05%, 12/1/11                                                                                  549,806
        500,000     Will Co. Student Hsg. Rev. Series 2002A (Joliet Junior College Proj.), 6.375%,
                       9/1/13                                                                                          437,020
                                                                                                                --------------
                                                                                                                    47,212,380
                                                                                                                --------------
 INDIANA (6.8%)
      1,975,000     IN Bond Bank Special Prgm. Series 1997C (Pittsboro Wastewater Treatment Plant
                       Proj.), 5.70%, 8/1/17                                                                         2,094,804
      2,175,000     IN DFA Educ. Fac. Rev. Series 1997 (Park Tudor Fdn. Proj.), 6.00%, 6/1/22                        2,429,388
                    IN Hlth. Fac. Fin. Auth. Hosp. Rev.:
        375,000        Series 1993 (Riverview Hosp. Proj.), 6.875%, 8/1/17                                             381,109
        250,000        Series 1993 (Community Hosp. of Anderson Proj.), 6.00%, 1/1/23                                  253,135
                       Refunding Series 1998 (Floyd Memorial Hosp. & Hlth. Svcs. Proj.):
        505,000            4.85%, 2/15/06                                                                              531,260
        600,000            5.25%, 2/15/18                                                                              622,026
                       Series 2001A (Community Foundation Northwest IN):
        780,000            5.50%, 8/1/05                                                                               800,366
      1,100,000            5.50%, 8/1/06                                                                             1,142,317
      1,000,000            6.00%, 8/1/07                                                                             1,057,610
      1,000,000            6.00%, 8/1/08                                                                             1,067,550
      1,120,000            5.50%, 8/1/13                                                                             1,141,493
        500,000     IN HFA Single Family Mtg. Rev. Refunding Series 1992A, 6.80%, 1/1/17                               502,735
                    IN Hlth. Fac. Fin. Auth. Rev. Refunding Series 1998:
                       (Greenwood Village South Proj.):
        140,000            5.15%, 5/15/04                                                                              140,175
        150,000            5.25%, 5/15/06                                                                              150,089
        170,000            5.35%, 5/15/08                                                                              170,047
      1,875,000        (Marquette Manor Proj.), 5.00%, 8/15/18                                                       1,861,612
      1,000,000     IN Transportation Fin. Auth. Airport Facs. Lease Rev. Series 1992A, 6.25%, 11/1/16               1,013,519
      2,545,000     Indianapolis Econ. Dev. Refunding & Imprv. Rev. Series 1992 (Natl. Benevolent
                       Assn.-Robin Run Village Proj.), 7.25%, 10/1/10(8)(9)                                          1,841,307
        400,000     Lawrenceburg Indus. Pollution Ctl. Rev. Refunding Series 1993E (Ind.-Mich. Pwr.
                       Co. Proj.), 5.90%, 11/1/19                                                                      407,144
        500,000     Petersburg Pollution Ctrl. Rev. Refunding Series 1993A (Indianapolis Pwr. & Light
                       Proj.) (MBIA insured), 6.10%, 1/1/16                                                            506,860
                    Sullivan Industrial Pollution Ctrl. Rev.:
        615,000        Refunding Series 1991 (Hoosier Energy Corp. Proj.) (MBIA insured), 7.10%,
                          4/1/19                                                                                       637,386
      5,000,000        Refunding Series 1993C (Ind. Mich. Pwr. Co. Proj.), 5.95%, 5/1/09                             5,108,500
                                                                                                                --------------
                                                                                                                    23,860,432
                                                                                                                --------------
 IOWA (1.2%)
      1,305,000     IA Fin. Auth. Hlth. Care Fac. Rev. Series 1997 (Natl. Benevolent Assn.- Ramsey
                       Home Proj), 6.15%, 5/1/17 (8) (9)                                                               944,167
      1,130,000     IA Fin. Auth. Multifamily Hsg. Rev. Refunding Series 1997A (Kingswood Apts. Proj.)
                       (GNMA-collateralized), 6.15%, 5/1/32                                                          1,193,574
                    IA Fin. Auth Single Family Rev. Series 2000D (GNMA/FNMA Mtg. Backed Securities
                       Proj.):
        185,000        5.65%, 7/1/07                                                                                   198,248
        220,000        5.75%, 7/1/09                                                                                   234,588
      1,345,000     Ottumwa Hosp. Rev. Refunding Series 1993 (Ottumwa Regional Hlth. Ctr.), 6.00%,
                       10/1/10                                                                                       1,373,433
        250,000     IA Tobacco Settlement Auth. Asset-Backed Rev. Series 2001B, 5.30%, 6/1/25                          216,513
                                                                                                                --------------
                                                                                                                     4,160,523
                                                                                                                --------------

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
QUANTITY ($)        NAME OF ISSUER                                                                         MARKET VALUE ($)(1)
 KANSAS (1.1%)
      3,750,000     Burlington Co. Pollution Ctrl. Rev. Refunding Series 1991 (KS Gas & Electric Co.
                       Proj.) (MBIA insured), 7.00%, 6/1/31                                                          3,947,999
        200,000     Olathe & Labette Cos. Mtg. Loan Rev. 1991 Series B (GNMA collateralized) Zero
                       Coupon, 7.56% Effective Yield on Purchase Date, 2/1/23                                           52,762
                                                                                                                --------------
                                                                                                                     4,000,761
                                                                                                                --------------
 KENTUCKY (0.1%)
        500,000     Boone Co. Pollution Ctrl. Rev. Refunding Series 1992A (Dayton Pwr. & Light Co.
                       Proj.), 6.50%, 11/15/22                                                                         509,850
                                                                                                                --------------
 LOUISIANA (1.5%)
                    East Baton Rouge Single Family Mtg. Rev. Refunding:
      1,415,000        Series 1997C-3 Subordinate Bonds, 5.65%, 10/1/18                                              1,486,203
      7,200,000        Capital Appreciation Series 2000D1 (GNMA & FNMA collateralized) Zero Coupon,
                          6.46% Effective Yield on Purchase Date, 4/1/34                                             1,096,632
        650,000     LA HFA Multifamily Mtg. Rev. Series 2003A (Section 8-202 Proj)(FSA insured),
                       4.40%, 6/1/33                                                                                   672,380
        500,000     LA PFA Multifamily Mtg. Rev. Refunding Series 1994A (Carlyle Apt. Proj.)
                       (Axa Reinsurance Co. insured), 5.95%, 6/15/19                                                   500,940
        500,000     Monroe Sales Tax Increment Rev. Refunding Series 2003 (Garrett Rd. Dev. Area
                       Proj.), 4.40%, 3/1/16                                                                           499,525
        280,000     New Orleans HDC First Lien Rev. Refunding Series 1996A (Tivoli Place Apts.
                       Proj.) (Section 8), 6.40%, 12/1/04                                                              280,692
        400,000     Orleans Levee Dist. Rev. Series 1995A (Tr. Rcpts.) (FSA insured), 5.95%, 11/1/14                   440,152
        515,000     Tobacco Settlement Financing Corp. Asset-Backed Rev. Series 2001B, 5.50%, 5/15/30                  467,383
                                                                                                                ---------------
                                                                                                                     5,443,907
                                                                                                                ---------------
 MAINE (0.6%)
      1,000,000     Skowhegan Pollution Ctrl. Rev. Refunding Series 1993 (Scott Paper Co. Proj.),
                       5.90%, 11/1/13                                                                                1,023,650
      1,000,000     South Berwick Educ. Rev. Series 1998 (Berwick Academy Issue), 5.25%, 8/1/13                      1,031,830
                                                                                                                --------------
                                                                                                                     2,055,480
                                                                                                                --------------
 MARYLAND (0.1%)
        500,000     MD Hlth. & Higher Educ. Fac. Auth. Rev. Refunding Series 2003A (Adventist
                       Healthcare Proj.), 5.00%, 1/1/12                                                                519,485
                                                                                                                --------------
 MASSACHUSETTS (1.0%)
                    MA Hlth. & Educ. Fac. Auth. Rev.:
        200,000        Series 1993B (Lahey Clinic Med. Ctr. Proj.), 5.40%, 7/1/06                                      204,604
        175,000        Series 1994B (Holyoke Hosp. Proj.), 6.25%, 7/1/04                                               175,772
        250,000        Series 1996C (North Adams Regional Hosp. Proj.), 6.25%, 7/1/04                                  250,850
                       Series 1998B (Cape Cod Healthcare Obligated Group Issue):
        320,000            5.00%, 11/15/05                                                                             331,610
        520,000            5.00%, 11/15/06                                                                             546,692
        430,000            5.00%, 11/15/07                                                                             455,624
        175,000            5.125%, 11/15/08                                                                            186,410
        500,000        Series 2001E (Berkshire Health Sys.), 4.50%, 10/1/05                                            511,695
         10,000     MA HFA Hsg. Projs. Rev. Series 1993A, 6.375%, 4/1/21                                                10,113
        400,000     MA Indus. Fin. Agy. Pollution Ctrl. Rev. Refunding Series 1993 (Eastern Edison
                       Co. Proj.), 5.875%, 8/1/08                                                                      409,372
        225,000     MA Indus. Fin. Agy. Resource Recovery Rev. Refunding Series 1992A
                       (Ogden Haverhill Associates Proj.), 4.95%, 12/1/06                                              227,054
        270,000     MA Indus. Fin. Agy. First Mtg. Rev. Series 1994A (Berkshire Retirement Proj.),
                       6.375%, 7/1/05                                                                                  275,786
                                                                                                                --------------
                                                                                                                     3,585,582
                                                                                                                --------------


         See accompanying notes to portfolios of investments on page 60.      31

SIT TAX-FREE INCOME FUND
MARCH 31, 2004
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

QUANTITY ($)        NAME OF ISSUER                                                                         MARKET VALUE ($)(1)
 MICHIGAN (2.9%)
        520,000     Central Wayne Co. Sanitation Auth. Incinerator Rev. Series 2003VII, 4.375%,
                       7/1/06                                                                                          526,978
        395,000     John Tolfree Hlth. System, Mtg. Rev. & Refunding Series 1999, 5.30%, 9/15/05                       402,248
        760,000     MI Hosp. Fin. Auth. Rev. Refunding Series 1993A (McLaren Oblig. Group), 5.25%,
                       10/15/07                                                                                        776,849
                    MI Strategic Fund Ltd. Obligation Rev. Refunding:
      1,250,000        Series 2003A (Dow Chemical Proj.)(Mandatory Put 6/1/06), 3.80%, 6/1/14                        1,291,788
      2,500,000        Series 2003 (Dow Chemical Proj.)(Mandatory Put 6/1/08), 4.60%, 6/1/14                         2,695,125
      2,095,000     Southfield Econ. Dev. Corp. Ltd. Obligation Rev. Series 1998A (Lawrence Tech.
                       Univ. Proj.), 5.25%, 2/1/13                                                                   2,175,322
      1,873,912     Suburban Mobility Auth. Regl. Transportation C.O.P. Series 2002, 4.90%, 2/15/09(5)               1,899,098
                    Summit Academy North Public School C.O.P. Series 2001:
        130,000        5.60%, 7/1/05                                                                                   134,550
        135,000        5.70%, 7/1/06                                                                                   142,324
        145,000        5.95%, 7/1/07                                                                                   154,776
                                                                                                                --------------
                                                                                                                    10,199,058
                                                                                                                --------------
 MINNESOTA (2.1%)
      3,410,000     Dakota Co. HRA Multifamily Mtg. Rev. Refunding Series 1997A (Park Place
                       Apts. Proj.)(GNMA Collateralized), 6.875%, 2/20/32                                            3,713,831
        740,000     Hopkins Multifamily Hsg. Rev. Series 1996 (Hopkins Renaissance Proj.)
                       (Section 8), 6.375%, 4/1/20                                                                     780,678
        500,000     Minneapolis & St. Paul HRA Hlth. Care Sys. Rev. Series 2003(Healthpartners
                       Oblig. Grp. Proj.), 4.00%, 12/1/05                                                              515,450
      2,315,000     Plymouth Multifamily Hsg. Dev. Rev. Refunding Series 1996A (GNMA collateralized)
                       (Fox Forest Apts. Proj.), 8.05%, 6/20/31                                                      2,500,061
                                                                                                                --------------
                                                                                                                     7,510,020
                                                                                                                --------------
 MISSISSIPPI (0.2%)
        350,000     MS Home Corp. Residual Rev. Capital Appreciation Series 1992I Zero Coupon,
                       Escrowed to Maturity, 2.82% Yield on Purchase Date, 9/15/16                                     146,853
        235,000     MS Hosp. Equip. & Fac. Auth. Rev. Refunding Series 2003 (SW Miss. Regl. Med.
                       Proj.), 2.30%, 4/1/04                                                                           235,000
        400,000     Lincoln Co. Hosp. Rev. Refunding Series 1998A (Kings Daughter Hosp. Proj.),
                       5.20%, 4/1/08                                                                                   427,768
                                                                                                                --------------
                                                                                                                       809,621
                                                                                                                --------------
 MISSOURI (2.4%)
      1,000,000     Cameron Industrial Dev. Auth. Rev. Refunding Series 2000 (Cameron Cmnty. Hosp.
                       Proj.) (ACA Insured), 5.80%, 12/1/09                                                          1,106,660
        300,000     Cass Co. Industrial Dev. Auth. Rev. Refunding Series 1992 (Natl. Benevolent
                       Proj.), 7.375%, 10/1/22(8)(9)                                                                  217,050
        645,000     Chesterfield Rev. Refunding & Impt. Series 2002 (Chesterfield Vy. Projs.),
                       4.50%, 4/15/16                                                                                  659,467
                    MO Dev. Finance Board Infrastructure Fac. Rev.:
                       Series 2000A (Eastland Ctr. Proj. Phase 1):
      1,275,000           5.75%, 4/1/09                                                                              1,390,171
        550,000           5.75%, 4/1/12                                                                                596,470
      1,000,000        Series 2000B (Eastland Ctr. Proj. Phase 2), 6.00%, 4/1/15                                     1,078,090
      1,230,000     MO Hlth. & Educ. Fac. Auth. Educ. Fac. Rev. Series 1999 (Park College Proj.),
                          5.55%, 6/1/09                                                                              1,279,950
        150,000     MO Environmental Impt. & Energy Res. Auth. Water Fac. Rev. Refunding Series 1999
                       (Tri-Co. Water
                       Auth Proj.) (Radian Asset Assurance), 5.50%, 4/1/07                                             164,387
        990,000     St. Louis Co.  Industrial Dev. Auth. Hsg. Rev. Refunding Series 1995 (South
                       Point Apts. and Hunter's Ridge Apts. Proj.), 7.875%, 1/1/25                                   1,020,928
         10,000     St. Louis Co. Single Family Res. Mtg. Series 1984 (MBIA insured), 6.75%, 4/1/10                     10,131
                    St. Louis Industrial Dev. Auth. Tax-Exempt Impt. Rev. Series 1998 (St. Louis Zoo
      1,000,000        Fdn.) (LOC Nationsbank), 5.10%, 8/15/12                                                       1,058,400
                                                                                                                --------------
                                                                                                                     8,581,704
                                                                                                                --------------

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
QUANTITY ($)        NAME OF ISSUER                                                                         MARKET VALUE ($)(1)
 MONTANA (0.4%)
      1,000,000     Crow Finance Auth. Tribal Purpose Revenue Series 1997A, 5.70%, 10/1/27                           1,018,920
                    Forsyth Pollution Ctrl. Rev. Refunding Series 1993 (Montana Power Co. Proj.)
        130,000        (Ambac insured), 5.90%, 12/1/23                                                                 133,009
         85,000        (MBIA insured), 6.125%, 5/1/23                                                                   86,998
                                                                                                                --------------
                                                                                                                     1,238,927
                                                                                                                --------------
 NEVADA (2.5%)
      2,500,000     Clark Co. Industrial Dev. Rev. Refunding Series 1992C (Nevada Power Co.)(Ambac
                       insured), 7.20%, 10/1/22                                                                      2,600,225
      2,750,000     Clark Co. Pollution Ctrl. Rev. Refunding Series 1992B (Nevada Pwr. Co.
                       Proj.)(FGIC insured), 6.60%, 6/1/19                                                           2,846,800
                    NV Hsg. Dev. SF Mtg. Program:
        215,000        Sr. Series 1995A-1, 6.45%, 10/1/18                                                              215,000
        675,000        Mezzanine Series 1998B-1, 5.30%, 4/1/16                                                         714,859
        400,000        6.00%, 6/1/08                                                                                   414,804
      1,000,000        6.125%, 6/1/12                                                                                1,020,340
      1,000,000     Washoe Co. Gas & Water Fac. Rev. Refunding Series 1987 (AMBAC insured), 6.30%,
                       12/1/14                                                                                       1,028,300
                                                                                                                --------------
                                                                                                                     8,840,328
                                                                                                                --------------
 NEW HAMPSHIRE (2.4%)
        300,000     Manchester Hsg. & Redev. Auth. Cap. Appreciation Rev. Series 2000 (Radian
                       insured), zero coupon, 5.25% effective yield, 1/1/19                                            136,512
        275,000     NH Hlth. & Educ. Fac. Auth. Rev. Series 2004A (So. NH Med. Ctr. Proj.), 3.00%,
                       10/1/04                                                                                         277,156
                    NH Higher Educ. & Hlth. Fac. Auth. Rev.:
      1,020,000        Series 1993 (Nashua Memorial Hosp. Proj.), 6.00%, 10/1/23                                     1,044,235
        750,000        Series 1993 (Nashua Memorial Hosp. Proj.), 5.80%, 10/1/04                                       767,700
        750,000        Series 1993 (Nashua Memorial Hosp. Proj.), 6.25%, 10/1/08                                       767,963
      1,575,000        Series 1993 (Frisbie Memorial Hosp. Proj.), 6.125%, 10/1/13                                   1,611,729
        690,000        Series 1997 (Catholic Charities Issue), 5.75%, 8/1/12                                           722,685
      5,080,000     NH HFA Single Family Res. Mtg. 1982 Series A Zero Coupon, 11.75% Effective Yield
                       on Purchase Date, 1/1/14                                                                      2,316,124
        625,000     NH Higher Educ. & Hlth. Fac. Auth. Rev. Series 1998 (New Hampton School), 5.00%,
                       10/1/08                                                                                         665,544
                                                                                                                --------------
                                                                                                                     8,309,648
                                                                                                                --------------
 NEW JERSEY (1.2%)
      1,155,000     NJ Econ. Dev. Auth Dist. Heating & Cooling Rev. Series 1993A (Trenton Proj.),
                       6.20%, 12/1/10                                                                                1,180,549
      1,460,000     NJ Hsg. & Mtg. Finance Agy. Multifamily Hsg. Rev. Series 1995A (AMBAC insured),
                       6.00%, 11/1/14                                                                                1,517,933
                    NJ Tobacco Settlement Financing Corp. Asset-Backed Rev. Series 2003:
      1,170,000        4.375%, 6/1/19                                                                                1,151,959
        500,000        6.125%, 6/1/24                                                                                  491,715
                                                                                                                --------------
                                                                                                                     4,342,156
                                                                                                                --------------
 NEW MEXICO (0.8%)
      1,720,000     NM MFA Forward Mortgage-Backed Series 1995E (GNMA collateralized), 6.95%, 1/1/26                 1,775,384
                    NM Hsg. Auth. Region III Multifamily Hsg. Rev. Series 2003A (Villa Del Oso Apts.
                       Proj.):
         65,000           2.55%, 7/1/04                                                                                 64,976
        500,000           6.00%, 7/1/17                                                                                500,730
        500,000     NM Hosp. Equip. Rev. Series 2003 (St. Vincent's Hosp.), 3.00%, 7/1/04                              502,070
                                                                                                                --------------
                                                                                                                     2,843,160
                                                                                                                --------------


         See accompanying notes to portfolios of investments on page 60.      33

SIT TAX-FREE INCOME FUND
MARCH 31, 2004
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

QUANTITY ($)        NAME OF ISSUER                                                                         MARKET VALUE ($)(1)
 NEW YORK (1.2%)
        170,000     Monroe Co. Industrial Dev. Agy. Student Hsg. Rev. Series 1999A (Collegiate Hsg.
                       Fdn. - Rochester Institute of Technology Proj.), 4.90%, 4/1/09                                  174,009
        200,000     NY Dorm Auth. Rev. Series 1992A (Upstate Cmnty. Colleges)(Connie Lee insured),
                       5.75%, 7/1/22                                                                                   202,356
        125,000     NY Dorm Auth. Rev. Series 2002 (FHA insured), 4.00%, 2/1/12                                        126,756
        400,000     NY Urban Dev. Corp. Rev. Series 1996 (Pine Barrens Proj.), 5.375%, 4/1/17                          420,156
                    NY Tobacco Settlement Fing. Corp Asset-Backed Rev.:
        325,000        Series 2003A-1, 5.00%, 6/1/09                                                                   326,827
        160,000        Series 2003C-1, 5.00%, 6/1/11                                                                   168,242
        500,000        Series 2003A-1, 5.00%, 6/1/11                                                                   525,755
      2,100,000        Series 2003C-1, 5.50%, 6/1/10                                                                 2,194,479
                                                                                                                --------------
                                                                                                                     4,138,580
                                                                                                                --------------
 NORTH CAROLINA (0.1%)
        200,000     Currituck Co. G.O. Series 1995 (MBIA insured), 5.40%, 4/1/14                                       211,820
        250,000     NC Hlth. Care Fac. First Mtg. Rev. Refunding Series 2004B (Deerfield Episcopal
                       Retirement Cmty. Proj.), 3.80%, 11/1/24                                                         249,583
                                                                                                                --------------
                                                                                                                       461,403
                                                                                                                --------------
 NORTH DAKOTA (0.2%)
                    Mercer Co. Pollution Ctl. Rev. Refunding:
        500,000        Series 1992 (Montana-Dakota Utils. Co. Proj.) (FGIC insured), 6.65%, 6/1/22                     504,200
        200,000        Series 1995 (Basin Elec. Pwr. Proj.)(Ambac insured), 6.05%, 1/1/19                              210,648
                                                                                                                --------------
                                                                                                                       714,848
                                                                                                                --------------
 OHIO (2.6%)
      2,780,000     Akron C.O.P. Series 1996 (Akron Baseball Stadium Proj.), 6.90%, 12/1/16 (5)                      3,033,314
      1,445,000     Bellefontaine Hosp. Rev. Refunding Series 1993 (Mary Rutan Hlth. Assoc.), 6.00%,
                       12/1/13                                                                                       1,477,903
        295,000     Cleveland-Cuyahoga Port. Auth. Dev. Rev. Series 1999A (Port of Cleveland Bond Fund
                       Capital Imprv. Proj.), 5.375%, 5/15/19                                                          291,705
        450,000     Dayton Airport Rev. Refunding Series 1995 (Cox-Dayton Intl. Proj.)(Ambac insured),
                       5.25%, 12/1/15                                                                                  477,306
      1,000,000     Lucas Co. Hlth. Care Fac. Rev. Series 2002 (Franciscan Care Ctr. Proj.)(LOC Bank
                       One), 4.10%, 3/1/27                                                                           1,021,290
        600,000     Mahoning Co. Hlth. Care Fac. Rev. Refunding Series 2002 (Copeland Oaks
                       Proj.)(Mandatory Put 3/31/05) (LOC Sky Bank), 4.00%, 4/1/22                                     610,146
      1,250,000     OH Air Quality Dev. Auth. Rev. Series 1985A (Columbus Southern Pwr. Co. Proj.),
                       6.375%, 12/1/20                                                                               1,267,275
        950,000     OH Water Dev. Auth. Rev. Refunding Series 1992A (Dayton Pwr. & Light Co. Proj.),
                       6.40%, 8/15/27                                                                                  956,394
                                                                                                                --------------
                                                                                                                     9,135,333
                                                                                                                --------------
 OKLAHOMA (1.6%)
        250,000     Comanche Co. Hosp. Auth. Rev. Series 1993A (Connie Lee insured), 5.375%, 7/1/23                    250,585
        785,000     Muskogee Co. HFA Single Family Mtg. Rev. Refunding 1990 Series A (FGIC insured)
                       Zero Coupon, 7.65% Effective Yield on Purchase Date, 6/1/11                                     468,928
                    OK Dev. Fin. Auth. Hosp. Rev. Series 2003A (Duncan Regl. Hosp. Proj.):
        250,000        2.50%, 12/1/04                                                                                  252,578
        670,000        4.00%, 12/1/05                                                                                  694,844
        800,000        4.00%, 12/1/06                                                                                  835,952
        200,000        5.00%, 10/1/05                                                                                  208,264
      1,500,000     Shawnee Hosp. Auth. Rev. Refunding Rev. Series 1993 (MidAmerica HealthCare Inc.
                       Proj.), 6.125%, 10/1/14                                                                       1,530,000
      1,320,000     Tulsa Industrial Auth. Educ. Fac. Rev. Refunding Series 1999B (Holland Hall School
                       Proj.), 5.00%, 12/1/14                                                                        1,388,891
                                                                                                                --------------
                                                                                                                     5,630,042
                                                                                                                --------------

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
QUANTITY ($)        NAME OF ISSUER                                                                         MARKET VALUE ($)(1)
 OREGON (1.4%)
      3,705,000     Cow Creek Band Umpqua Tribe of Indians Rev. Series 1998B (Ambac insured), 5.10%,
                       7/1/12                                                                                        3,826,228
        200,000     Klamath Falls Intercmnty. Hosp. Auth. Rev. Refunding Series 2002 (Merle West Med.
                       Ctr. Proj.), 5.20%, 9/1/09                                                                      216,054
        775,000     OR Hsg. & Cmty. Svcs. Dept. Mtg. Rev. Series 2000K, 5.70%, 7/1/22                                  813,355
         25,000     OR G.O. Refunding Series 1992B, 6.375%, 8/1/24                                                      25,347
                                                                                                                --------------
                                                                                                                     4,880,984
                                                                                                                --------------
 PENNSYLVANIA (5.7%)
                    Allegheny Co. Hosp. Dev. Auth. Rev. Series 2003A (Ohio Valley Gen. Hosp. Proj.):
        200,000        2.50%, 4/1/05                                                                                   201,004
        245,000        3.30%, 4/1/08                                                                                   247,134
        135,000        3.875%, 4/1/10                                                                                  136,790
        250,000     Allegheny Co. Redev. Auth. Tax Alloc. Rev. Series 2000B (Waterfront Proj.), 5.75%,
                       12/15/05                                                                                        259,852
                    Beaver Co. Industrial Dev. Auth. Pollution Ctrl. Rev.:
        455,000        Series 1977 (St. Joe Minerals Corp. Proj.), 6.00%, 5/1/07                                       464,373
      1,150,000        Refunding Series 1995A (Toledo Edison Proj.), 7.75%, 5/1/20                                   1,267,334
        730,000     Berks Co. Muni Auth. College Rev. Series 2004 (Albright College Proj.), 2.50%,
                       10/1/04                                                                                         732,570
        325,000     Bucks Co. Redev. Auth. Mtg. Rev. Refunding Series 1992A (Warminster Hts. Proj.)
                       (FHA insured)(Section 8), 6.875%, 8/1/23                                                        336,862
        565,000     Chartiers Valley Industrial & Commercial Dev. Auth. Rev. Refuning Series 2003A
                       (Friendship Village South Proj.), 4.75%, 8/15/11                                                564,972
        235,000     Columbia Co. Hosp. Auth. Hlth. Care Rev. Series 1999 (Bloomsburg Hosp. Oblig. Grp.
                       Proj.), 5.00%, 6/1/04                                                                           235,059
        500,000     Delaware Co. Auth. Hosp. Rev. Series 1993 (Crozer-Chester Proj.), 6.00%, 12/15/20                  505,345
        150,000     Erie Higher Educ. Bldg. Auth. College Rev. Series 1993B (Mercyhurst College
                       Proj.), 5.75%, 3/15/13                                                                          152,835
      2,750,000     Grove City Area Hosp. Auth. Rev. Series 1998 (United Cmnty. Hosp. Proj.), 5.25%,
                       7/1/12                                                                                        2,793,697
                    Horizon Hosp. System Auth. Hosp. Rev. Series 1996 (Horizon Hosp. Sys.):
        715,000        6.15%, 5/15/08                                                                                  772,422
        710,000        6.25%, 5/15/09                                                                                  764,507
      1,145,000        6.30%, 5/15/11                                                                                1,232,764
        175,000     Jenks Township G.O. Series 2004A (Radian insured), 2.00%, 7/1/05                                   176,468
        500,000     Lehigh Co. General Purpose Auth. Rev. Refunding Series 1996B (Cedar Crest
                       College), 6.65%, 4/1/17                                                                         530,580
        500,000     McKean Co. Hosp. Auth. Rev. Refunding Series 1994 (Bradford Hosp. Proj.) (ACA
                       insured), 6.00%, 10/1/13                                                                        514,625
      1,750,000     Montgomery Co. Industrial Dev. Auth. Retirement Cmnty. Rev. Series 1996B (ACTS
                       Retirement Life Cmntys. Proj.), 5.75%, 11/15/17                                               1,817,340
                    PA Hgr. Educ. Fac. Auth. Hlth. Svcs. Rev. Series 1996A (Allegheny Delaware Valley
                       Obligated Group, Inc.)(MBIA insured):
        150,000           5.500%, 11/15/08                                                                             164,270
      3,890,000           5.875%, 11/15/16                                                                           4,267,369
        590,000     PA Hgr. Educ. Fac. Auth. Rev. Series 2000 (Univ. of the Arts Proj.)(Radian
                       insured), 5.75%, 3/15/30                                                                        624,604
        270,000     PA Hgr. Educ. Fac. Auth. Rev. Series 2002 (Geneva College Proj.), 4.25%, 4/1/05                    275,090
      1,050,000     Pittsburgh G.O. Series 1995B (FGIC insured), 5.00%, 3/1/08                                       1,099,497
                                                                                                                --------------
                                                                                                                    20,137,363
                                                                                                                --------------
 RHODE ISLAND (0.8%)
      1,100,000     RI Hsg. & Mtg. Fin. Corp. Rental Hsg. Program Rev. Series 1993A (Section 8),
                       5.65%, 10/1/08                                                                                1,112,947
        260,000     RI Hlth. & Educ. Bldg. Corp. Rev. Series 1997 (Steere House Proj.), 5.375%, 7/1/07                 265,944
      1,500,000     RI Tobacco Settlement Financing Corp. Asset-Backed Rev. Series 2002A, 6.00%, 6/1/23              1,430,940
                                                                                                                --------------
                                                                                                                     2,809,831
                                                                                                                --------------


         See accompanying notes to portfolios of investments on page 60.      35

SIT TAX-FREE INCOME FUND
MARCH 31, 2004
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

QUANTITY ($)        NAME OF ISSUER                                                                         MARKET VALUE ($)(1)
 SOUTH CAROLINA (0.2%)
        600,000     Darlington Co. Annual Tender Pollution Ctl. Rev. Series 1983, (Carolina Pwr. &
                       Light Co. Proj.), 6.60%, 11/1/10                                                                617,322
                                                                                                                --------------
 SOUTH DAKOTA (0.9%)
                    Deadwood C.O.P. Series 2003 (ACA insured):
        170,000        3.00%, 11/1/04                                                                                  171,494
        250,000        3.00%, 11/1/05                                                                                  254,750
      2,250,000     SD Hlth. & Educ. Fac. Auth. Rev Series 2001C (Sioux Valley Hosp. & Health Sys.
                       Proj.) (LOC US Bank) (Mandatory Put 11/1/06), 4.85%, 11/1/19                                  2,380,185
        400,000     SD Hlth. & Educ. Fac. Auth. Rev. Series 1994 (Huron Regional Med. Ctr. Proj.),
                       7.25%, 4/1/20                                                                                   409,328
                                                                                                                --------------
                                                                                                                     3,215,757
                                                                                                                --------------
 TENNESSEE (2.3%)
                    Shelby Co. Hlth., Educ. & Hsg. Fac. Board Multifamily  Hsg. Rev.:
                       (CME Memphis Apts. Proj.):
      1,850,000           Senior Series 1998A, 5.35%, 1/1/19(8)(9)
      7,875,000           Senior Series 1998A, 5.55%, 1/1/29(8)(9)
      1,630,000           Subordinate Series 1998C, 6.00%, 1/1/29(8)(9)                                                934,250
                                                                                                                     3,976,875
                                                                                                                        28,525
                       (Eastwood Park Apts. Proj.):
         15,000           Series 1995A, 6.00%, 9/1/05(8)(9)                                                             10,500
      1,000,000           Senior Series 1995 A2, 6.40%, 9/1/25(8)(9)                                                   700,000
        405,000           Subordinate Series 1995C, 7.50%, 9/1/25(8)(9)                                                162,000
                       (Raleigh Forest & Sherwood Apts. Proj.):
      2,670,000           Senior Series 1996A, 6.60%, 1/1/26(8)(9)                                                   2,276,175
        610,000           Subordinate Series 1996C, 7.25%, 1/1/26(8)(9)                                                122,000
                                                                                                                ---------------
                                                                                                                     8,210,325
                                                                                                                ---------------
 TEXAS (11.8%)
                    Austin Convention Enterprises, Inc. (Convention Ctr.) Revenue:
        750,000        Series 2001A (Convention Center), 6.375%, 1/1/16                                                798,765
        850,000        Series 2001B (ZC Specialty Ins. Co.), 5.75%, 1/1/16                                             913,240
        250,000        Series 2001B (ZC Specialty Ins. Co.), 6.00%, 1/1/23                                             264,150
        500,000     Austin Utilities System Rev. Series 1994 (FGIC insured), 5.75%, 5/15/24                            511,335
                    Bell Co. Hlth. Fac. Dev. Corp. Retirement Fac. Rev. Series 1998 (Buckner
      1,000,000        Retirement Services, Inc. Obligated Group, Proj.), 5.00%, 11/15/11                            1,057,740
                    Beaumont HA Multifamily Mtg. Rev. Series 1993A (Section 8):
        500,000        6.65%, 11/1/07                                                                                  487,425
        590,000        6.75%, 11/1/10                                                                                  559,674
        995,000     Bexar Co. Rev. Series 2000 (Venue Proj.)(MBIA insured), 5.75%, 8/15/22                           1,066,869
                    Bexar Co. HFC Multifamily Hsg. Rev.:
        580,000        Subordinated Series 2000C (Honey Creek Apts. Proj.), 8.00%, 4/1/30                              578,492
        180,000        Subordinated Series 2001B (American Oppty. Hsg. Dublin Kingswood & Waterford
                          Apts. Proj.), 7.50%, 12/1/14                                                                 182,563
        250,000     Bluebonnet Trails Cmty. Mental Hlth. & Mental Retardation Rev. Series 2001, 5.50%,
                       12/1/09                                                                                         269,265
        650,000     Brazos River Hbr. Nav. Dist Rev. Series 2002B-2 (Dow Chemical Co. Proj.), 4.75%,
                       5/15/33                                                                                         696,481
                    Dallas Hsg. Corp. Capital Program Revenue Bonds:
        965,000        Series 1995A (Estell Village Apts.) (Section 8), 7.875%, 12/1/09                                977,381
        945,000        Series 1995 (Cedar Glen Apts.) (Section 8), 7.75%, 12/1/09                                      968,152
      6,343,000     Dallas HFC Multifamily Mtg. Rev. Series 1998A (GNMA collateralized) (Towne Ctr.
                       Apts. Proj.), 6.75%, 10/20/32                                                                 7,000,071
      1,250,000     Matagorda Co. Nav. Dist. No. 1 Rev. Refunding Series 2001A (Central Pwr. & Light
                       Co.) (Mandatory Put 11/1/06), 4.55%, 11/1/29                                                  1,301,113

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
QUANTITY ($)        NAME OF ISSUER                                                                         MARKET VALUE ($)(1)
                    Midland HFC Single Family Mtg. Rev. Refunding:
        125,926        Series 1992 A-2, 8.45%, 12/1/11                                                                 133,039
         26,290        Series 1992 B2, 8.15%, 12/1/11                                                                   27,330
                    Mesquite Hlth. Fac. Dev. Corp. Retirement Fac. Rev. (Christian Care Ctr. Proj.):
      1,000,000        Series 1996A, 6.30%, 2/15/12                                                                  1,018,970
        880,000        Series 2000A, 7.00%, 2/15/10                                                                    939,726
      7,272,000     Nortex Hsg. Fin. Corp. Multifamily Hsg. Rev. Series 1999 (GNMA collateralized)
                       (Highland Oaks Apts. Proj.), 6.75%, 9/20/32                                                   7,925,462
        266,760     Odessa HFC Single Family Mtg. Rev. Refunding Series 1992B Class B-2, 8.125%,
                       11/1/11                                                                                         267,851
        725,000     Richardson Hosp. Auth. Rev. Series 1993 (Richardson Med Ctr.), 6.75%, 12/1/23                      740,153
        700,000     Rio Grande Valley Hlth. Fac. Dev. Corp. Hosp. Rev. Series 1992A (Valley Baptist
                       Med. Ctr. Proj.) (MBIA insured), 6.375%, 8/1/22                                                 709,688
      1,000,000     Rio Grande Valley Hlth. Fac. Dev. Corp. Retirement Fac. Rev. Series 1992B (Golden
                       Palms Retirement & Hlth. Ctr. Proj.)(MBIA insured), 6.40%, 8/1/12                             1,013,810
                    Tarrant Co. Hlth. Fac. Dev. Corp. Hosp. Rev. Series 2000 (Adventist Hlth. Sys.
                       Proj.):
        490,000           5.75%, 11/15/04                                                                              504,568
        515,000           5.80%, 11/15/05                                                                              549,567
                    Tarrant Co. HFC Multifamily Hsg. Rev:
        530,000        Senior Series 2001A (Westridge Apts. Proj.), 5.50%, 6/1/11                                      493,075
        490,000        Subordinate Series 2001C (Crossroads Apt. Proj.), 7.25%, 12/1/36                                423,086
                    TX Affordable Hsg. Corp. Multifamily Hsg. Rev:
      1,170,000           Senior Series 2001A (NHT / GTEX Proj.)(MBIA insured), 4.10%, 10/1/08                       1,244,131
        785,000           Junior Series 2001B (NHT / GTEX Proj.), 6.75%, 10/1/16                                       518,100
                    TX Dept. Hsg. & Cmnty. Affairs Multifamily Hsg. Rev.:
        850,000        Senior Series 1996A (Harbors & Plumtree Apts. Proj.), 6.35%, 7/1/16                             890,010
      3,610,000        Senior Series 1996A (Harbors & Plumtree Apts. Proj.), 6.45%, 7/1/26                           3,747,974
        880,000        Subordinate Series 1996C (Harbors & Plumtree Apts. Proj.), 7.375%, 7/1/26                       862,444
        900,000     TX Public Property Fin. Corp. Mental Hlth. & Mental Retardation Rev. Series 1996,
                       6.20%, 9/1/16                                                                                   947,700
        805,000     Weslaco Hlth. Fac. Rev. Series 1994B (Knapp Med. Ctr. Proj.), 5.375%, 6/1/23                       824,827
                                                                                                                --------------
                                                                                                                    41,414,227
                                                                                                                --------------
 UTAH (1.4%)
        725,000     Eagle Mountain Water & Sewer Rev. Refunding Series 2000 (ACA insured), 5.60%,
                       11/15/13                                                                                        795,180
                    Ogden Neighborhood Dev. Agency Tax Increment Rev:
      3,265,000        Series 1990A (25th Street Proj.) (LOC Sumitomo Bank), Zero Coupon, 5.55%
                          Effective Yield on Purchase Date, 12/30/05                                                 3,097,146
        120,000        Series 1990B (Wash. Blvd Proj.)(LOC Sumitomo Bank), Zero Coupon,
                          4.255% Effective Yield on Purchase Date, 12/30/05                                            113,831
                    Salt Lake Co. College Rev. Series 1999 (Westminister College Proj.):
        120,000        5.15%, 10/1/11                                                                                  126,916
        125,000        5.20%, 10/1/12                                                                                  131,104
        130,000        5.25%, 10/1/13                                                                                  135,889
        405,000     UT Hsg. Finance Agy. Multifamily Refunding Rev. Series 1996A (Section 8)
                       (FHA insured), 6.10%, 7/1/22                                                                    426,218
                                                                                                                --------------
                                                                                                                     4,826,284
                                                                                                                --------------


         See accompanying notes to portfolios of investments on page 60.      37

SIT TAX-FREE INCOME FUND
MARCH 31, 2004
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

QUANTITY ($)        NAME OF ISSUER                                                                         MARKET VALUE ($)(1)
 VERMONT (0.3%)
                    VT Educ. & Hlth. Bldgs. Financing Agency Rev.:
        420,000        Series 1998 (Norwich Univ. Proj.), 5.13%, 7/1/09                                                450,509
        235,000        Series 2002A (Developmental & Mental Hlth. Proj.), 4.375%, 6/15/07                              236,988
        400,000        Series 2003A (Vermont Law School Proj.), 5.00%, 1/1/13                                          410,520
                                                                                                                --------------
                                                                                                                     1,098,017
                                                                                                                --------------
 VIRGINIA (1.4%)
        300,000     Alexandria Industrial Dev. Auth. Rev. Pollution Control Refunding Series 1994
                       (Potomac Electric Proj.) (MBIA insured), 5.375%, 2/15/24                                        306,786
                    Arlington Co. Indus. Dev. Auth. Multifamily Rev. Refunding Series 1998A (Woodbury
        480,000        Parks Apts. Proj.) 5.45%, 1/1/29                                                                490,243
        250,000     Chesterfield Co. Industrial Dev. Auth. Pollution Ctrl. Rev. Series 1987A Rmktg.
                       (VA Elec. & Power Co. Proj.), 5.875%, 6/1/17                                                    273,172
      2,000,000     Norfolk Industrial Dev. Auth. Hosp. Rev. Refunding Series 1994A (Sentara Hosp.
                       Proj.), 6.50%, 11/1/13                                                                        2,093,400
                    Prince William Co. Indus. Dev. Auth. Educ. Fac. Rev. Series 2003 (Catholic Diocese
                       Arlington):
      1,000,000        4.375%, 10/1/13                                                                               1,027,560
        100,000        5.00%, 10/1/18                                                                                  102,882
        500,000     VA Hsg. Dev. Auth. Commonwealth Mtg. Series 2000B-B5, 5.45%, 7/1/15                                542,240
                                                                                                                --------------
                                                                                                                     4,836,283
                                                                                                                --------------
 WASHINGTON (0.3%)
        200,000     Energy Northwest Wind Proj. Rev. Series 2001B, 4.55%, 7/1/06                                       208,686
                    Skagit Co. Public Hosp. Rev Refunding Series 2003:
        350,000        3.50%, 12/1/04                                                                                  353,119
        350,000        3.75%, 12/1/05                                                                                  356,216
                                                                                                                --------------
                                                                                                                       918,021
                                                                                                                --------------
 WEST VIRGINIA (1.0%)
      3,200,000     Pleasants Co. Pollution Ctrl. Rev. Series 1995C (Monongahela Pwr. Co.), 6.15%,
                       5/1/15                                                                                        3,422,368
                                                                                                                --------------
 WISCONSIN (3.3%)
        100,000     WI Hsg. & Econ. Dev. Auth. Home Ownership Rev. Series 1997A, 6.00%, 3/1/17                         106,149
      1,000,000     WI HEDA Hsg. Rev. Series 1993C (MBIA insured)(Section 8), 5.80%, 11/1/13                         1,021,430
        520,000     WI Hlth. & Educ. Fac. Auth. Rev. Series 1999 (FH Hlth. Care Dev. Inc Proj.),
                       5.625%, 11/15/09                                                                                557,060
                    WI Hlth. & Educ. Fac. Auth. Rev.:
      2,000,000        Series 1993 (Medical College of WI Inc. Proj.), 5.95%, 12/1/15                                2,047,000
        490,000        Series 1996 (Meriter Hosp., Inc. Proj.), 6.00%, 12/1/06                                         513,427
        750,000        Refunding Series 1997B, (United Hlth. Grp., Inc. Proj.), 5.50%, 12/15/20                        810,698
                       Series 1999 (Kenosha Hosp. & Med. Ctr., Inc. Proj.):
        670,000            5.00%, 5/15/06                                                                              708,833
        705,000            5.10%, 5/15/07                                                                              759,377
        740,000            5.15%, 5/15/08                                                                              805,549
        820,000            5.35%, 5/15/10                                                                              900,319
        865,000            5.45%, 5/15/11                                                                              942,686
        500,000        Series 1999B (Aurora Hlth. Care Proj)(ACA insured), 5.625%, 2/15/29                             515,445
                       Series 2001 (Agnesian Healthcare, Inc. Proj.):
        110,000            5.00%, 7/1/04                                                                               111,077
        125,000            5.00%, 7/1/05                                                                               129,983
        150,000            5.00%, 7/1/06                                                                               159,438

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
QUANTITY ($)        NAME OF ISSUER                                                                         MARKET VALUE ($)(1)
        100,000           5.00%, 7/1/07                                                                                107,948
        550,000           6.00%, 7/1/17                                                                                598,736
        340,000           6.00%, 7/1/21                                                                                364,058
        575,000        Series 2003A (Franciscan Sisters of Christian Charity HealthCare Ministry, Inc.
                          Proj.), 3.00%, 9/1/06                                                                        584,079
                                                                                                                --------------
                                                                                                                    11,743,292
                                                                                                                --------------
 WYOMING (0.2%)
        500,000     Sweetwater Co. Pollution Ctrl. Rev. Refunding Series 1996A (Idaho Pwr. Co. Proj.),
                       6.05%, 7/15/26                                                                                  532,670
                                                                                                                --------------

Total municipal bonds (cost:  $341,500,497)                                                                        339,470,913
                                                                                                                --------------

CLOSED-END MUTUAL FUNDS (1.8%)(2)
         46,900     Blackrock CA Insured Municipal Term Trust 2008                                                     805,742
        280,000     Blackrock Insured Municipal Term Trust 2008                                                      4,866,400
         56,700     Blackrock Insured Municipal Term Trust 2010                                                        658,287
                                                                                                                --------------

Total closed-end mutual funds (cost: $5,627,562)                                                                     6,330,429
                                                                                                                --------------

SHORT-TERM SECURITIES (1.0%)(2)
      3,676,299     Dreyfus Tax-Exempt Cash Management Fund, 0.85%                                                   3,676,299
         10,000     Northern Institutional Tax-Exempt, 0.71%                                                            10,000
                                                                                                                --------------

Total short-term securities (cost:  $3,686,299)                                                                      3,686,299
                                                                                                                --------------

Total investments in securities (cost:  $350,814,358)(7)                                                          $349,487,641
                                                                                                                ==============












         See accompanying notes to portfolios of investments on page 60.      39

SIT MINNESOTA TAX-FREE INCOME FUND
ONE YEAR ENDED MARCH 31, 2004
--------------------------------------------------------------------------------
SENIOR PORTFOLIO MANAGERS
MICHAEL C. BRILLEY   o   DEBRA A. SIT, CFA   o   PAUL J. JUNGQUIST, CFA


     The Minnesota Tax Free Income Fund returned +4.99% for the fiscal year ended March 31, 2004 and compared with a return of +4.30% for the Lehman 5-Year Municipal Bond Index (the Index). The Fund's 30-day SEC yield was 4.54% and its 12-month distribution rate was 4.48%.

TOTAL RETURN ALMOST ENTIRELY INCOME
     Interest rates on March 31, 2004 were only slightly lower across the entire yield curve from their levels twelve months earlier. Reflecting the stability of interest rates, the Fund's net asset value was $10.26 on March 31, 2004, up by +0.4% from the prior fiscal year end. While the Fund's overall return was composed almost entirely of tax-exempt interest income, four market sectors experienced market value deterioration of -1% to -2% including general obligation bonds, single family mortgages, municipal leases, and public facility revenue issues. Offsetting that market weakness, the Fund's investments in education, hospitals, and escrowed issues saw price appreciation of +1% to +2%.

MAINTAINING A DEFENSIVE POSTURE
     Performance varied substantially between short and longer duration securities. Since the yield curve was very steep and prices were relatively stable, lower yielding shorter duration bonds earned considerably lower returns than higher yielding longer duration bonds over the twelve month period. The Fund's average life duration varied between 4.7 and 4.9 years, which was somewhat longer than the 4.2-year duration of the Index and was a positive factor for the Fund's return in comparison to that index. The Fund's duration is shorter than most other Minnesota tax-exempt funds and was the primary reason for its somewhat lower return compared to other Minnesota funds over the last twelve months.

WE BELIEVE HIGHER RATES ARE NEAR
     We expect higher interest rates over the coming twelve months, and believe the Fund's shorter duration should enable it to outperform most other Minnesota tax-exempt funds over the next year.

                        INVESTMENT OBJECTIVE AND STRATEGY

     The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.

     During normal market conditions, the Fund invests 100% of its net assets in municipal securities that generate interest income that is exempt from regular federal income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax ("AMT"), up to 20% of the Fund's income may be alternative minimum taxable income.

                                PORTFOLIO SUMMARY

               Net Asset Value 3/31/04:   $ 10.26 Per Share
                               3/31/03:   $ 10.22 Per Share
                      Total Net Assets:   $217.8 Million
                      30-day SEC Yield:      4.54%
                  Tax Equivalent Yield:      7.58%(1)
            12-Month Distribution Rate:      4.48%
                      Average Maturity:     13.5 Years
       Duration to Estimated Avg. Life:      4.7 Years(2)
                      Implied Duration:      4.6 Years(2)

(1)  For individuals in the 35.0% federal tax and 7.85% MN tax brackets.
(2)  See next page.

                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                             Multifamily
                         MortgageRevenue  33.6

                         Hospital/Health
                            Care Revenue  19.1

                     Industrial/Polution
                                 Control   9.1

                          Other Revenue
                                  Bonds    8.5

                    General Obligations    6.5

                           Sectors less
                              than 6.0%   20.6

                           Cash & Other
                             Net Assets    2.6

-------------------------------------------------------------------------[LOGO]

                AVERAGE ANNUAL TOTAL RETURNS*

               SIT            LEHMAN         LIPPER
           MN TAX-FREE    5-YEAR MUNI.    MN MUNI. BOND
           INCOME FUND     BOND INDEX       FUND AVG.
           -----------    ------------    -------------
3 Month**      1.56%           1.28%           1.51%
6 Month**      3.02            1.41             n/a
1 Year         4.99            4.30            5.32
5 Years        4.42            5.62            4.74
10 Years       5.77            5.86            5.68
Inception      5.49            5.52            5.17
         (12/1/93)


                   CUMULATIVE TOTAL RETURNS*

               SIT            LEHMAN         LIPPER
           MN TAX-FREE    5-YEAR MUNI.    MN MUNI. BOND
           INCOME FUND     BOND INDEX       FUND AVG.
           -----------    ------------    -------------
1 Year         4.99%           4.30%           5.32%
5 Years       24.12           31.44           26.07
10 Years      75.19           76.73           73.80
Inception     73.79           74.26           68.42
   (12/1/93)

*AS OF 3/31/04.                                                **NOT ANNUALIZED.

--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.

                                GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/1/93) and held until 3/31/04 would have grown to $17,379 in the Fund or $17,426 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains

                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                              Other Assets
                           and Liabilities    2.6%

                                       AAA   12.0%

                                        AA   11.7%

                                         A   19.5%

                                       BBB   14.3%

                             Less Than BBB    2.4%

                                 Not Rated   37.5%

LOWER OF MOODY'S, S&P, FITCH OR DUFF & PHELPS RATINGS USED.

                                 ASSESSMENT OF
                              NON-RATED SECURITIES

                                       AAA    5.0%
                                        AA    0.7
                                         A    6.3
                                       BBB   17.0
                                        BB    8.5
                              Less than BB    0.0
                                             ----
                                     Total   37.5%

SIT MINNESOTA TAX-FREE INCOME FUND
MARCH 31, 2004
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

QUANTITY ($)        NAME OF ISSUER                                                                         MARKET VALUE ($)(1)
MUNICIPAL BONDS (97.4%) (2)
 EDUCATION/STUDENT LOAN (4.5%)
                    Minnesota Higher Educ. Fac. Auth. Rev. :
        425,000        Series 1996-4F1 (Augsburg College), 6.25%, 5/1/23                                               445,103
        750,000        Series 1997-4L (St. John's University), 5.35%, 10/1/17                                          778,845
        750,000        Series 1998-4T (College of St. Benedict), 5.35%, 3/1/20                                         762,255
        458,000        Lease Rev. Series 1999-5A (Concordia University), 5.25%, 4/25/14                                462,978
        700,000        Series 1999-4Y (Augsburg College), 5.05%, 10/1/13                                               734,454
        100,000        Series 1999-4Z (Northwestern Hlth. Services University), 4.875%, 10/1/09                        104,151
        275,000        Series 1999-4Z (Northwestern Hlth. Services University), 5.20%, 10/1/13                         280,794
        100,000        Series 2000-5D (College Art & Design), 5.75%, 5/1/08                                            109,939
        110,000        Refunding Series 2001-5J (St. Scholastica), 4.625%, 12/1/05                                     115,014
        500,000        Rev. Series 1993-3Q (St. Mary's Univ.), 6.10%, 10/1/16                                          505,000
         25,000        Rev. Series 1993-3Q (St. Mary's Univ.), 6.15%, 10/1/23                                           25,250
         50,000        Rev. Series 1996-4A1 (University of St. Thomas), 5.625%, 10/1/21                                 51,639
         50,000        Rev. Series 1994-3W (College of St. Benedict), 5.90%, 3/1/05                                     50,172
        420,000        Series 2002-5N1 (St. Catherine), 3.00%, 10/1/04                                                 423,104
                       Rev. Series 2004-5U (St. Mary's Univ.):
        200,000           2.00%, 10/1/04                                                                               200,626
        200,000           2.00%, 10/1/05                                                                               201,596
        270,000           3.75%, 10/1/13                                                                               265,294
        650,000           4.80%, 10/1/23                                                                               642,057
        310,000     Northfield Lease Rev. Series 1999A (Village School Proj.), 7.50%, 12/1/24                          271,873
        550,000     Ramsey Lease Rev. Series 2004A (Pact Charter School Proj.), 5.65%, 12/1/13                         547,124
                    St. Paul Hsg. & Redev. Auth. Lease Rev.:
        830,000        Series 2001A (Cmty. of Peace Academy Proj.), 6.375%, 12/1/11                                    869,574
        750,000        Series 2001A (Cmty. of Peace Academy Proj.), 7.00%, 12/1/15                                     805,028
        350,000        Series 2001A (Cmty. of Peace Academy Proj.), 7.375%, 12/1/19                                    379,796
        415,000        Series 2002A (New Spirit Charter School Proj.), 6.50%, 12/1/12                                  409,829
        100,000     Victoria Private School Fac. Rev. Series 1999A (Holy Family Catholic
                       H.S. Proj.), 5.20%, 9/1/11                                                                      101,076
        165,000     Winona Port. Auth. Lease Rev. Series 1999A (Bluffview Montessori School
                       Proj.), 8.00%, 12/1/24                                                                          175,440
                                                                                                                --------------
                                                                                                                     9,718,011
                                                                                                                --------------
 ESCROWED TO MATURITY/PREREFUNDED (0.9%)
             500,000   Hutchison Hsg. Fac. Rev. Series 1994 (Prince of Peace Proj.), 7.375%,
                          10/1/12                                                                                      515,280
             790,000   Puerto Rico Childrens Trust Fund Tobacco Settlement Rev. Series 2000,
                          5.75%, 7/1/20                                                                                880,834
             200,000   Red Wing Hlth. Care Ctr. Fac. Rev. Refunding Series 1993B (River Region
                          Oblig. Group), 6.20%, 9/1/05                                                                 213,640
             325,000   Sandstone Econ. Dev. Auth. Hsg. & Dev. Rev. Series 1994A (Family Apts.
                          Proj.), 8.00%, 1/1/12                                                                        348,166
                                                                                                                --------------
                                                                                                                     1,957,920
                                                                                                                --------------
 GENERAL OBLIGATION (6.5%)
           1,500,000   Appleton Temporary Hlths. Facs. G.O. Series 2003, 1.40%, 6/15/04                              1,500,015
             150,000   Brainerd ISD No. 181 G.O. Series 1995A, 5.50%, 2/1/15                                           155,209
             530,000   Carver Co. Hsg. & Redev. Auth. Hsg. & Dev. Gross Rev. Ltd.Tax G.O.
                         (Chanhassen Apts. Proj.), 7.00%, 1/1/25                                                       559,049
             100,000   Hopkins Redev. Refunding G.O. Series 1993C, 4.60%, 2/1/09                                       100,169
             120,000   Jackson Co. G.O. Series 2001, 3.25%, 12/1/04                                                    121,660
             100,000   Luverne ISD No. 2184 G.O. Series 1997, 5.45%, 2/1/14                                            103,432
              50,000   Minneapolis Refunding G.O. Series 1993A, 5.10%, 12/1/08                                          52,879

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
QUANTITY ($)        NAME OF ISSUER                                                                         MARKET VALUE ($)(1)
                    MN G.O.:
      1,925,000        Refunding Series 2003, 2.00%, 8/1/05                                                          1,947,754
      2,000,000        Series 1995, 5.50%, 8/1/09                                                                    2,102,980
      6,200,000        Series 1995, 5.70%, 8/1/11                                                                    6,535,544
      1,000,000     St. Paul ISD No. 625 G.O. Series 1997A, 5.125%, 2/1/15                                           1,025,470
                                                                                                                --------------
                                                                                                                    14,204,161
                                                                                                                --------------
 HOSPITAL/HEALTH CARE (19.1%)
                    Aitkin Hlth. Care Fac. Rev. Series 2001 (Riverwood Hlth. Care Ctr. Proj.):
        250,000        6.00%, 2/1/06                                                                                   253,987
        250,000        6.25%, 2/1/07                                                                                   255,687
                    Alexandria Hlth. Care Fac. Rev. Series 2002B (BSM Property - Bethany Home Proj.):
        375,000        4.65%, 7/1/06                                                                                   375,551
        375,000        4.95%, 7/1/07                                                                                   375,517
                    Bemidji Hosp. Fac. Rev. Refunding Series 1996 (North Country Hlth. Proj.):
         60,000        4.90%, 9/1/04                                                                                    60,964
      1,000,000        5.625%, 9/1/21                                                                                1,049,760
        150,000     Breckenridge Hlth. Facs. Rev. Series 1993 (Catholic Hlth. Corp.), 5.25%, 11/15/08                  153,291
                    Brooklyn Center Hlth. Care Fac. Rev. Series 1993 (Maranatha Proj.):
         50,000        6.75%, 12/1/05                                                                                   50,173
        500,000        7.50%, 12/1/10                                                                                  501,700
        200,000        7.60%, 12/1/18                                                                                  200,648
        375,000     Cambridge Hsg. & Hlth. Care Fac. Rev. Series 1998C (Grandview West Proj.), 5.25%,
                       10/1/08                                                                                         365,490
      1,290,000     Cokato Sr. Hsg. Rev. Series 1996 (Cokato Charitable Trust Proj.), 7.00%, 12/1/19                 1,243,586
      1,090,000     Columbia Heights Multifamily & Health Care Fac. Rev.  Series 1998
                       (Crest View Corp. Proj.), 5.75%, 9/1/11                                                       1,072,538
                    Crookston Nursing Home & Multifamily Hsg. Rev Series 2002A (Villa St. Vincent
                       Proj.):
        100,000        4.75%, 9/1/08                                                                                    99,917
         75,000        5.50%, 9/1/11                                                                                    76,551
      1,000,000     Cuyuna Range Hosp. Dist. Hlth. Fac. Gross Rev. Series 1999A, 6.00%, 6/1/19                         980,420
      2,810,000     Duluth Econ. Dev. Auth. Hlth. Care Fac. Rev. Series 2002 (St. Luke's Hosp. Proj.),
                       6.00%, 6/15/12                                                                                2,921,641
      1,000,000     Elk River Rev. Series 1998 (Care Choice Member Proj.), 5.60%, 8/1/13                               948,370
        800,000     Fergus Falls Hlth. Care Fac. Auth. Rev. Series 1995 (Lake Region Hosp. Corp.),
                       6.40%, 12/1/15                                                                                  841,080
                    Hastings Hlth. Care Fac. Rev. Series 1998 (Augustana Home of Hastings Proj.):
        115,000        5.10%, 11/1/09                                                                                  110,830
        120,000        5.20%, 11/1/10                                                                                  115,024
        135,000        5.40%, 11/1/12                                                                                  128,145
        140,000        5.50%, 11/1/13                                                                                  132,314
        505,000     Hopkins Hlth. Care Fac. Rev. Series 1999 (Augustana Chapel View Homes, Inc.
                       Proj.),  6.00%, 3/1/14                                                                          502,364
      1,685,000     Maplewood Hlth. Care Fac. Rev. (Volunteers of America Care Ctrs. Proj.), 7.375%,
                       10/1/12                                                                                       1,699,272
                    Marshall Medical Center Gross Rev. (Weiner Memorial Medical Center Proj.):
        305,000        Series 1999, 5.65%, 11/1/13                                                                     315,516
        320,000        Series 1999, 5.70%, 11/1/14                                                                     329,242
        430,000        Series 2003B, 2.00%, 11/1/04                                                                    432,374
        150,000        Series 2003B, 4.85%, 11/1/11                                                                    161,701
                    Minneapolis & St. Paul Hsg. & Redev. Auth. Hlth. Care Sys. Rev. Series 2003
                       (Healthpartners Proj.):
        500,000        4.00%, 12/1/05                                                                                  515,450
        750,000        5.25%, 12/1/12                                                                                  802,897
        700,000        5.25%, 12/1/13                                                                                  746,627


         See accompanying notes to portfolios of investments on page 60.      43

SIT MINNESOTA TAX-FREE INCOME FUND
MARCH 31, 2004
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

QUANTITY ($)        NAME OF ISSUER                                                                         MARKET VALUE ($)(1)
      1,150,000     5.00%, 12/1/14                                                                                   1,188,306
        500,000     5.875%, 12/1/29                                                                                    518,805
        100,000     Minneapolis Hsg. & Hlth. Care Facs. Rev. Series 1997 (Augustana Chapel View Homes
                       Proj.), 6.75%, 6/1/27                                                                            98,720
      1,313,786     Minneapolis CDA Promissory Note (Augustana Chapel View Proj.), 4.25%, 5/23/09                    1,300,517
      1,045,000     Minneapolis Hlth. Care Fac. Rev. Series 1993 (St. Olaf Res. Proj.), 7.00%,10/1/18                  876,389
      1,000,000     Minneapolis Hlth. Care Fac. Rev. Series 1998A (Benchmark Hlth. Care Proj.),
                       6.625%, 12/1/28(8)(9)                                                                           608,450
      1,055,000     Minneapolis Hlth. Care Fac. Rev. Series 1999 (Shelter Care Foundation Proj.),
                       6.00%, 4/1/10                                                                                 1,041,971
                    Minneapolis Hlth. Care Fac. Rev. Series 2004A (Augustana Chapel View Homes Proj.):
        115,000        3.00%, 1/1/05                                                                                   115,217
        270,000        3.50%, 1/1/06                                                                                   270,354
        280,000        4.00%, 1/1/07                                                                                   280,566
        315,000        5.20%, 1/1/11                                                                                   316,399
        500,000        5.75%, 1/1/19                                                                                   502,165
        500,000        5.80%, 1/1/24                                                                                   498,785
                    MN Agr. & Econ. Dev. Board Hlth. Care Rev.:
                       Series 1999 (Benedictine Care Centers Proj.):
        115,000           5.45%, 2/1/09                                                                                118,697
        120,000           5.45%, 8/1/09                                                                                123,983
        120,000           5.50%, 2/1/10                                                                                123,974
        125,000           5.50%, 8/1/10                                                                                129,033
                    MN Agr. & Econ. Dev. Board Rev. Series 2000 (Evangelical Lutheran Good Samaritan
                       Society Proj.):
        410,000        5.80%, 8/1/08                                                                                   454,456
        750,000        6.55%, 8/1/16                                                                                   837,413
                    MN Agr. & Econ. Dev. Board Rev. Series 2002 (Evangelical Lutheran Good Samaritan
                       Society Proj.):
        230,000        4.35%, 2/1/05                                                                                   234,432
        220,000        5.50%, 2/1/12                                                                                   240,398
                    MN Agr. & Econ. Dev. Board Rev. Series 2000A (Fairview Hlth. Care Sys. Proj.):
        500,000        5.625%. 11/15/04                                                                                514,255
        645,000        5.625%. 11/15/05                                                                                685,571
        590,000        5.70%, 11/15/06                                                                                 645,006
         90,000        6.375%, 11/15/22                                                                                100,018
                    New Hope Hlth. Care Facs. Rev. (St. Therese Home, Inc. Proj.):
         45,000        Series 2003B, 3.00%, 10/1/06                                                                     45,487
        300,000        Series 2003A, 5.90%, 10/1/23                                                                    309,324
                    Northfield Hospital Rev. Series 2001C:
      1,080,000        6.00%, 11/1/13                                                                                1,199,016
      1,600,000        6.00%, 11/1/26                                                                                1,693,664
        650,000     Olmsted Co. Hlth. Care Fac. Rev. Series 1998 (Olmsted Medical Ctr. Proj.), 5.45%,
                       7/1/13                                                                                          679,120
        240,000     Pine Island Hlth. Care Facs. Rev. Series 2001 (Olmsted Med. Ctr. Proj.), 5.00%,
                       7/1/10                                                                                          252,230
                    Plymouth Hlth. Facs. Rev. Series 2003 (Mission Farm Nursing Home Proj.):
        100,000        3.25%, 8/1/04                                                                                   100,355
        100,000        3.25%, 8/1/05                                                                                   100,494
                    Rochester Hlth. Care & Hsg. Rev. Series 2003A (Samaritan Bethany Inc. Proj.):
        160,000        3.25%, 8/1/06                                                                                   161,840
        500,000        6.25%, 8/1/19                                                                                   518,440

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
QUANTITY ($)        NAME OF ISSUER                                                                         MARKET VALUE ($)(1)
                    St. Paul Hsg. & Redev. Auth. Hlth. Care Rev. Series 1998 (Regions Hosp. Proj.):
        800,000        5.00%, 5/15/08                                                                                  862,672
        250,000        5.00%, 5/15/10                                                                                  267,098
      1,340,000        5.20%, 5/15/13                                                                                1,405,647
      2,000,000        5.25%, 5/15/18                                                                                2,047,620
        960,000     St. Paul Hsg. & Redev. Auth. Nursing Home Dev. Rev. Refunding Series 1996C
                       (Franciscan Hlth. Cmmty. Proj., St. Mary's Home), 7.00%, 7/1/21                                 933,677
        400,000     St. Paul Hsg. & Redev. Auth. Hlth. Care Rev. Series 2001A (Model Cities Hlth. Ctr.
                       Proj.), 6.50%, 11/1/11                                                                          410,108
        820,000     Wadena Co. Hlth. Care Fac. Rev. Series 1994B, 7.45%, 9/1/15                                        831,808
        150,000     White Bear Lake First Mtg. Rev. Series 2004 (Healtheast Care Ctr. Proj.),
                       2.75%, 11/1/06(10)                                                                              150,438
                                                                                                                --------------
                                                                                                                    41,611,545
                                                                                                                --------------
 INDUSTRIAL/POLLUTION CONTROL (9.1%)
        140,000     Anoka Co. Res. Recovery Rev. Refunding Series 1999 (Northern States Power
                    Co.), 4.35%, 12/1/04                                                                               141,949
      2,635,000     Anoka Co. Solid Waste Disp. Rev. Series 1987A (Natl. Rural Util. Proj.),
                    6.95%, 12/1/08(4)                                                                                2,655,658
        735,000     Bass Brook Pollution Ctrl. Rev. Refunding Series 1992 (MN Power & Light
                    Co. Proj.), 6.00%, 7/1/22                                                                          750,141
      1,610,000     Burnsville Solid Waste Rev. Refunding Series 2003A (Freeway Transfer Inc.
                    Proj.), 4.15%, 4/1/10(4)                                                                         1,609,147
        830,000     East Grand Forks Industrial Dev. Rev. Refunding Series 2001B (Am. Crystal
                    Sugar Proj.), 5.40%, 4/1/11                                                                        903,928
        325,000     Guam Economic Dev. Auth. Tobacco Settlement Asset-Backed Series 2001A,
                    5.00%, 5/15/22                                                                                     325,484
      1,000,000     Guam Econ. Dev. Auth. Tobacco Settlement Asset-Backed Rev. Series 2001B,
                       Zero Coupon, 5.20% Effective Yield on Purchase Date, 5/15/15                                    801,420
      1,500,000     Hugo Industial Dev. Rev. Refunding Series 2002 (MN Union Builders Proj.),
                    7.75%, 3/1/17(4)                                                                                 1,325,550
                    MN Agricultural & Econ. Dev. Board Small Business Dev. Loan Program Rev.:
        150,000        Series 2002A Lot 1, 3.15%, 8/1/04(4)                                                            150,647
        155,000        Series 2002A Lot 1, 3.65%, 8/1/05(4)                                                            158,005
        210,000     Medina Industrial Dev. Rev. Refunding Series 1998 (Temroc Metals, Inc.
                    Proj.), 5.10%, 10/1/05(4)                                                                          217,999
                    Owatonna Industrial Dev. Rev. Series 1997:
        280,000        7.25%, 5/1/14(4)                                                                                235,822
        505,000        7.375%, 5/1/17(4)                                                                               424,523
         20,000        7.375%, 5/1/20(4)                                                                                16,788
         10,000        7.50%, 5/1/24                                                                                     8,383
        525,000     Puerto Rico Indus. Tourist, Educ., Medical and Environmental Control
                    Facs. Financing Auth.
                       Industrial Rev. Series 1998A (Guaynabo Warehouse for Emergencies
                       Proj.), 4.35%, 7/1/06                                                                           552,237
                    Puerto Rico Childrens Trust Fund Tobacco Settlement Rev. :
        300,000        Series 2002, 4.00%, 5/15/10                                                                     295,983
      2,730,000        Series 2002, 5.375%, 5/15/33                                                                  2,688,340
        200,000     Richfield Cmty. Dev. Rev. Refunding 1994 (Richfield Shoppes Proj.),
                    8.375%, 10/1/05                                                                                    204,000
                    Sauk Centre Industrial Dev. Rev. Series 1998 (Seluemed LLP Proj.)(LOC
                    First Trust):
         75,000        4.95%, 4/1/10(4)                                                                                 76,292
        275,000        5.75%, 4/1/18(4)                                                                                275,369
                    Seaway Port Auth. (Duluth) Industrial Dev. Dock & Wharf Rev. Refunding:
      1,500,000        Series 1992B (Cargill, Inc. Proj.), 6.80%, 5/1/12                                             1,543,350
      1,400,000     Series 1993A (Cargill, Inc. Proj.), 5.75%, 12/1/16                                               1,429,932
                    St. Paul Hsg. & Redev. Auth. District Cooling Rev. Series 1998J:
         95,000        5.125%, 3/1/12                                                                                  101,086
        500,000        5.35%, 3/1/18                                                                                   522,955
                    Virgin Islands Tobacco Settlement Financing Corp. Asset-Backed Rev. Series 2001:
        750,000        Zero Coupon, 4.95% Effective Yield on Purchase Date, 5/15/14                                    596,798
      1,805,000        5.00%, 5/15/21                                                                                1,715,201
                                                                                                                --------------
                                                                                                                    19,726,987
                                                                                                                --------------


         See accompanying notes to portfolios of investments on page 60.      45

SIT MINNESOTA TAX-FREE INCOME FUND
MARCH 31, 2004
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

QUANTITY ($)        NAME OF ISSUER                                                                         MARKET VALUE ($)(1)
 INSURED (5.2%)
         50,000     Bemidji ISD No. 031 G.O. Series 1998 (FSA insured), 5.00%, 4/1/19                                   53,043
                    Dakota Co. Hsg. Dev. G.O. Series 1995 (Ambac insured):
         95,000        5.10%, 1/1/11                                                                                    97,551
        235,000        5.125%, 1/1/17                                                                                  240,558
         50,000     East Bethel G.O. Refunding Series 1998 (MBIA insured), 4.30%, 2/1/05                                50,514
                    Hastings Hlth. Care Fac. Rev. Series 1998 (Regina Med. Ctr.)(ACA insured):
        565,000        5.25%, 9/15/18                                                                                  582,153
        200,000        5.30%, 9/15/28                                                                                  204,188
                    Minneapolis & St. Paul Hsg. & Redev. Auth. Hlth. Care Sys. Rev. Series 1993A
                       (Healthspan Proj.)(Ambac insured):
         70,000           5.00%, 11/15/13                                                                               71,591
        110,000           4.75%, 11/15/18                                                                              111,244
      1,650,000     Minneapolis & St. Paul Metro Airport Comm. Airport Rev. Series 1998B (Ambac
                       insured), 5.25%, 1/1/13(4)                                                                    1,788,220
        250,000     New Ulm ISD No. 088 G.O. Series 1996 (FSA insured), 5.50%, 2/1/15                                  258,683
        200,000     Puerto Rico Indus. Tourist Educ. Med. & Environmental Ctl. Facs. Rev. Series 1995A
                       (Hosp. Auxilio Oblig. Group Proj.), 6.25%, 7/1/16                                               211,070
        300,000     Scott Co. Hsg. & Redev. Auth. Ltd. Special Benefits Tax Series 1997B (River City
                       Centre Proj.), (Ambac insured), 5.45%, 2/1/20                                                   325,950
         45,000     St. Cloud Multifamily Rev. Refunding Series 1993B (St. Cloud Hosp. Proj.), 5.40%,
                       10/1/23                                                                                          46,008
      2,545,000     St. Paul Hsg. & Redev. Sales Tax Rev. Refunding Series 1996 (Civic Center Proj.)
                       (FSA insured), 7.10%, 11/1/23                                                                 3,200,287
        400,000     St. Paul Hsg. & Redev. Auth. Hosp. Rev. Series 1993 (St. Paul-Ramsey Med. Ctr.
                       Proj.) (Ambac insured), 5.15%, 5/15/04                                                          401,952
        500,000     St. Paul Port Auth. Tax Increment Rev. Refunding Series 2003-16 (Energy Park Dist.
                       Proj.) (Radian insured), 2.00%, 2/1/05                                                          502,815
        765,000     Waconia Hlth. Care Facs. Rev. Series 1999A (Ridgeview Med. Ctr. Proj.) 6.125%,
                       1/1/29                                                                                          850,244
        100,000     Wayzata ISD No. 284 G.O. Series 1995B (FSA insured), 5.95%, 2/1/13                                 103,862
        200,000     White Bear Lake ISD No. 624 G.O. Series 2004-4A (FSA insured), 2.00%, 2/1/05                       201,610
      1,750,000     White Earth Band of Chippewa Indians Rev. Series 2000A (ACA insured), 7.00%,
                      12/1/11                                                                                        2,019,343
                                                                                                                --------------
                                                                                                                    11,320,886
                                                                                                                --------------
 MULTIFAMILY MORTGAGE (33.6%)
      1,520,000     Apple Valley Multifamily Hsg. Rev. Refunding Series 1998A (Mtg.
                      Loan/Apple Valley Villa Proj.) (GNMA collateralized), 5.25%, 8/1/18                            1,581,317
                    Austin Hsg. & Redev. Auth. Governmental Hsg. Gross Rev. Series 1995A
                       (Courtyard Res. Proj.):
         50,000        7.00%, 1/1/15                                                                                    50,335
        500,000        7.25%, 1/1/26                                                                                   503,330
      1,160,000     Brooklyn Center Multifamily Hsg. Rev. Series 1993 (Ponds Family Hsg. Proj.),
                       5.90%, 1/1/20                                                                                 1,165,220
                    Buffalo Rev. Refunding Series 1998 (Covenant Retirement Cmtys. Proj.):
        250,000        4.45%, 12/1/04                                                                                  254,292
        250,000        4.55%, 12/1/05                                                                                  258,507
                    Burnsville Multifamily Hsg. Rev. Refunding Series 1991 (Oak Leaf Apts. Proj.)(GNMA
                       collateralized):
        800,000        7.05%, 1/1/12                                                                                   805,088
        780,000        7.125%, 1/1/17                                                                                  784,618
        860,000        7.125%, 1/1/21                                                                                  864,704
        150,000        7.15%, 1/1/27                                                                                   150,729
        530,000        7.15%, 1/1/23                                                                                   532,735
        425,000        7.15%, 1/1/25                                                                                   427,108

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
QUANTITY ($)        NAME OF ISSUER                                                                         MARKET VALUE ($)(1)
                    Carver Co. Hsg. & Redev. Auth. Multifamily Hsg.:
      1,200,000        Gross Rev. & Ltd. Tax Refunding Series 1997A (Lake Grace Apts. Proj.), 6.00%,
                       7/1/28                                                                                        1,217,640
        650,000        Rev. Refunding Series 1997A (Waybury Apts. Proj.), 5.875%, 8/1/27                               673,978
        400,000        Subordinate Rev. Refunding Series 1997C (Waybury Apts. Proj.), 8.00%, 8/1/27                    403,540
                    Chaska Multifamily Hsg. Rev. Series 1999 (West Suburban Hsg. Partners Proj.):
        235,000        5.00%, 9/1/09(4)                                                                                229,012
        495,000        5.375%, 9/1/14(4)                                                                               465,785
        405,000     Chisago City Hlth. Fac. Rev. Refunding Series 1995A (Pleasant Heights Proj.),
                       7.30%, 7/1/18                                                                                   422,002
                    Cloquet Multifamily Hsg. Rev. Refunding Series 2001A (HADC Proj.):
         55,000        6.00%, 2/1/05                                                                                    55,428
         60,000        6.25%, 2/1/06                                                                                    60,902
         60,000        6.50%, 2/1/07                                                                                    61,249
         75,000        7.10%, 2/1/10                                                                                    76,950
        700,000     Coon Rapids Multifamily Hsg. Rev. Refunding Series 1997A (Margaret Place Apts.
                       Proj.), 6.50%, 5/1/25                                                                           649,348
                    Coon Rapids Senior Hsg. Rev. Refunding Series 1998 (Epiphany Sr. Citizens Hsg.
                       Corp. Proj.):
        115,000        5.30%, 11/1/07                                                                                  115,674
        115,000        5.40%, 11/1/08                                                                                  115,597
        170,000        5.50%, 11/1/10                                                                                  169,713
        545,000        5.80%, 11/1/18                                                                                  534,313
                    Dakota Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding (Walnut Trails
                       Apts. Proj.):
      4,375,000        Series 1995A (GNMA collateralized), 7.90%, 1/20/31(4)                                         4,761,881
        195,000        Subordinate Series 1995C, 9.00%, 1/20/15(4)                                                     192,188
                    Dakota Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev.:
      1,000,000        Series 1999 (View Pointe Apts. Proj.), 6.125%, 11/1/17                                          944,070
         92,000        Series 1999 (Dakota Station Proj.), 5.65%, 1/20/24                                               97,951
        800,000     Dakota Co. Cmty. Dev. Agy. Hsg. Fac. Rev. Subordinate Series 2002B (HADC Apple
                       Valley Sr. Apts. Proj.), 7.50%, 8/15/43                                                         786,976
                    Eden Prairie Multifamily Hsg. Rev. Refunding :
        510,000        Series 1991 (Windslope Apts. Proj.)(Section 8), 7.00%, 11/1/06                                  511,622
      2,000,000        Series 1991 (Windslope Apts. Proj.)(Section 8), 7.10%, 11/1/17                                2,003,060
        300,000        Series 1997A (Preserve Place Proj.) (GNMA collateralized), 5.50%, 1/20/18                       317,154
        410,000        Series 1997A (Preserve Place Proj.) (GNMA collateralized), 5.60%, 7/20/28                       425,822
        420,000        Senior Series 2001A (Rolling Hills Proj.) (GNMA collateralized), 6.00%, 8/20/21                 464,961
        675,000        Senior Series 2001A (Rolling Hills Proj.) (GNMA collateralized), 6.15%, 8/20/31                 739,442
        540,000        Series 2001A (Rolling Hills Proj.) (GNMA collateralized), 6.20%, 2/20/43                        589,383
      1,100,000        Subordinate Series 2001C (Rolling Hills Proj.), 9.00%, 4/1/43                                 1,052,304
                    Fairmont Hsg. Fac. Rev. Series 2002-A1 (Homestead-GEAC Proj.):
      1,100,000        6.625%, 10/1/11                                                                               1,149,676
        295,000        6.875%, 10/1/14                                                                                 297,885
        500,000     Golden Valley Rev. Series 1999A (Covenant Retirement Cmntys. Proj.), 5.50%,
                       12/1/25                                                                                         512,840
                    Grand Rapids Hsg. & Redev. Auth. (Lakeshore Place and Forest Park West Apts.
                       Proj.):
         60,000        Series 1999B, 5.00%, 10/1/09                                                                     57,577
        500,000        Series 1999A, 5.20%, 10/1/19                                                                    513,640
      1,660,000        Series 1999A, 5.30%, 10/1/29                                                                  1,677,812
        110,000        Series 1999B, 5.70%, 10/1/29                                                                     96,398
        505,000     Hopkins Subordinate Multifamily Hsg. Rev. Refunding Series 1996C (Auburn Apts.
                       Proj.), 8.00%, 6/20/31                                                                          497,748


         See accompanying notes to portfolios of investments on page 60.      47

SIT MINNESOTA TAX-FREE INCOME FUND
MARCH 31, 2004
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

QUANTITY ($)        NAME OF ISSUER                                                                         MARKET VALUE ($)(1)
                    Hopkins Multifamily Hsg. Rev. Series 1996 (Hopkins Renaissance Proj.) (Section 8):
        100,000        5.85%, 4/1/09                                                                                   108,058
        450,000        6.25%, 4/1/15                                                                                   477,396
                    Hutchinson Hsg. Fac. Rev. (Prince of Peace Apts. Proj.):
         50,000        Series 2003A, 3.50%, 10/1/06                                                                     50,131
        115,000        Series 2003A, 4.00%, 10/1/07                                                                    115,411
        120,000        Series 2003A, 4.50%, 10/1/08                                                                    120,534
                    Inver Grove Heights Senior Hsg. Rev. (PHM/Inver Grove, Inc Proj):
         10,000        Series 2001, 6.375%, 5/1/31                                                                      10,009
        105,000        Series 2001A, 5.50%, 5/1/08                                                                     104,995
        110,000        Series 2001A, 5.50%, 11/1/08                                                                    109,994
         65,000        Series 2001B, 5.00%, 5/1/06                                                                      66,338
         70,000        Series 2001B, 5.25%, 5/1/07                                                                      71,521
         75,000        Series 2001B, 5.50%, 5/1/08                                                                      76,630
         80,000        Series 2001B, 5.60%, 5/1/09                                                                      81,698
         70,000        Series 2001B, 5.00%, 11/1/06                                                                     71,725
         75,000        Series 2001B, 5.50%, 11/1/08                                                                     76,885
         80,000        Series 2001B, 5.60%, 11/1/09                                                                     81,618
      3,265,000     Little Canada Multifamily Hsg. Rev. Series 1997A (Hsg. Alt. Dev. Co. Proj.),
                       6.10%, 12/1/17                                                                                3,211,258
      1,400,000     Maplewood Multifamily Hsg. Rev. Series 1998 (Park Edge Apts. Proj.), 6.50%, 5/1/29(4)            1,276,338
                    Maplewood Multifamily Refunding Rev. (Village on Woodlyn Proj.):
      1,605,000        Series 1999A (GNMA collateralized), 6.75%, 7/20/30(4)                                         1,722,117
        100,000        Subordinate Series 1999C-1, 8.00%, 11/1/30(4)                                                    96,583
        275,000        Subordinate Series 1999C-2, 8.00%, 11/1/30(4)                                                   265,603
                    Minneapolis Multifamily Hsg. Rev.:
        500,000        Series 2002A (Keeler Apts. Proj.), 7.00%, 10/1/17                                               492,300
        355,000        Series 1996 (Belmont Apts.), 7.25%, 11/1/16                                                     355,923
                       Series 1994 (Findley Place Townhomes Proj.) (Section 8):
         50,000           6.00%, 12/1/05(4)                                                                             50,475
      1,465,000           7.00%, 12/1/16(4)                                                                          1,465,161
      5,020,000        Series 1996A (Nicollet Towers) (Section 8), 6.00%, 12/01/19                                   5,222,005
      1,000,000        Series 1998 (Riverside Plaza Proj.) (GNMA collateralized), 5.10%, 12/20/18(4)                 1,041,230
        340,000        Series 2000 (Garr Scott Loft Proj.)(LOC U.S. Bank), 5.95%, 5/1/30(4)                            367,907
         50,000        Series 2003A (Sumner Proj.) (GNMA collateralized), 3.00%, 8/20/08(4)                             51,197
      4,445,000        Series 2003 (Sumner Field Phase II Proj.), 2.60%, 8/20/08(4)                                  4,481,093
                    Minneapolis Student Hsg. Rev. Series 2000 (Riverton Community Hsg. Proj.):
        100,000        6.80%, 7/1/10                                                                                   104,742
        240,000        6.90%, 7/1/11                                                                                   249,571
         50,000     MN HFA Rental Hsg. Rev. Series 1996A, 6.10%, 8/1/27(4)                                              52,247
        105,000     Minnetonka Hsg. Fac. Rev. Series 1994 (Beacon Hill Housing Proj.), 7.00%, 6/1/04                   105,114
        340,000     Minnetonka Multifamily Hsg. Rev. Refunding Subordinate Series 1994C (Brier Creek
                       Proj.), 8.00%, 12/20/16                                                                         354,287
                    Minnetonka Multifamily Hsg. Rev. Refunding Series 1999A (GNMA collateralized)
                       (Archer Height  s Apts. Proj.):
        540,000        5.10%, 7/20/13(4)                                                                               582,514
        975,000        5.20%, 1/20/18(4)                                                                             1,038,492
                    Minnetonka Senior Hsg. Rev. Series 1997 (Westridge Sr. Hsg. Proj.):
        110,000        6.30%, 9/1/08                                                                                   109,992
        185,000        6.50%, 9/1/12                                                                                   184,395

--------------------------------------------------------------------------[LOGO]

QUANTITY ($)        NAME OF ISSUER                                                                         MARKET VALUE ($)(1)
                    New Ulm Multifamily Rev. Series 1999 (HADC Ridgeway Proj.):
         95,000        5.35%, 12/1/08                                                                                   93,528
        100,000        5.40%, 12/1/09                                                                                   96,355
        105,000        5.50%, 12/1/10                                                                                  100,639
        110,000        5.60%, 12/1/11                                                                                  105,042
                    Plymouth Multifamily Hsg. Rev. Refunding Series 1996A (Fox Forest Apts. Proj.)
                       (GNMA collateralized):
      1,650,000        Series 1996A, 8.05%, 6/20/31                                                                  1,781,901
        645,000        Series 1996C, 8.00%, 6/20/31                                                                    635,738
      2,800,000     Rochester Multifamily Rev. Refunding Series 2000A (Weatherstone Apts. Proj.) (LOC
                       Household Finance) (Mandatory Put 9/1/17) 6.375%, 9/1/37(4)                                   3,092,796
      2,820,000     Roseville Hsg. Fac. Rev. Refunding Bonds Series 1998 (College Properties Inc.
                       Proj.), 5.60%, 10/1/13                                                                        2,864,077
        520,000     Shoreview Sr. Hsg. Rev. Series 1996 (Shoreview Sr. Residence Proj.), 7.25%, 2/1/26                 543,800
                    St. Cloud Hsg. & Redev. Auth. Multifamily Hsg. Rev.:
                       Series 1993 (Germain Towers Proj.) (Section 8):
         90,000          5.00%, 9/1/04                                                                                  89,288
      1,650,000          5.90%, 9/1/20                                                                               1,303,269
                       Series 1999A (Parkview Terrace Apts. Proj.) (Section 8):
         85,000          5.00%, 6/1/09                                                                                  79,296
      1,029,000          5.50%, 6/1/18                                                                                 887,430
                    St. Louis Park Multifamily Hsg. Rev. Refunding:
        650,000        Series 1995 (FHA insured) (Knollwood Cmty. Hsg. Proj.), 6.15%, 12/1/16                          678,308
        500,000        Series 1998A (Park Ridge Apts. Proj.) (GNMA collateralized), 5.25%, 11/1/20                     522,880
        200,000     St. Paul Hsg. & Redev. Auth. Multifamily Refunding Rev. Series 1995
                       (Sun Cliffe Apts. Proj.)(GNMA collateralized), 5.875%, 7/1/15                                   209,874
      3,285,000     St. Paul Port Authority Multifamily Hsg. Refunding (Jackson Towers Apts. Proj.)
                       Senior Series 1998-1A (GNMA collateralized), 6.95%, 4/20/33                                   3,548,326
        880,000     Washington Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding Series 1994
                       (White Bear Lake Transitional Hsg. Proj.), 6.625%, 8/1/24                                       887,154
        755,000     Washington Co. Hsg. & Redev. Auth. Governmental Hsg. Rev. Refunding Series 1999A
                       (Briar Pond Apts. Proj.) (GNMA collateralized), 5.50%, 2/20/14                                  786,687
                                                                                                                --------------
                                                                                                                    73,129,379
                                                                                                                --------------
 MUNICIPAL LEASE (2.5%)(5)
         40,000     Anoka Co. C.O.P. Series 1998, 5.40%, 6/1/28                                                        40,576
         75,776     Brooklyn Park C.O.P. Series 1996, 5.45%, 9/27/06                                                   76,953
        110,000     Burnsville Econ. Dev. Auth. Lease Rev. Series 1994A, 5.90%, 12/1/05                               113,272
         50,000     Chaska Econ. Dev. Auth. ISD No. 112 Sch. Facs. Lease Rev. Series 1999A, 5.125%,
                       12/1/09                                                                                         55,820
        104,000     Hennepin Co. Hsg. & Redev. Auth. Rev. Series 1993A (Community Provider Program),
                       5.70%, 8/1/13                                                                                  104,147
        535,000     Hibbing Econ. Dev. Auth. Public Proj. Rev. Series 1997 (Hibbing Lease Obligations
                       Proj.), 6.10%, 2/1/08                                                                          566,881
        125,000     Mountain Iron Hsg. & Redev. Auth. Rev. Series 2001A (Arrowhead Library Sys.
                       Proj.), 5.00%, 9/1/09                                                                          135,891
                    North St. Paul Maplewood ISD No. 622 C.O.P. Series 2004:
        250,000        3.00%, 2/1/05(10)                                                                              253,285
        580,000        4.00%, 2/1/15(10)                                                                              571,944
        300,000        4.125%, 2/1/16(10)                                                                             295,704
                    Shorewood Econ. Dev. Auth. Public Safety Fire Fac. Lease Rev. Series 2002A:
        135,000        3.00%, 2/1/05                                                                                  136,050
        140,000        3.50%, 2/1/06                                                                                  142,551
        800,000     St. Cloud C.O.P. Series 1997, 5.90%, 12/1/17                                                      818,944
      1,431,825     St. Paul Lease Series 1998 (City Hall Annex Building), 5.71%, 10/1/18                           1,394,683
        400,000     St. Paul Hsg. & Redev. Auth. Lease Rev. Series 2000 (Rivercentre Pkg. Ramp Proj.),
                       5.70%, 5/1/08                                                                                  446,320
        399,254     University of Puerto Rico C.O.P. Series 2001, 6.25%, 1/10/05(8)(9)                                355,336
                                                                                                                --------------
                                                                                                                    5,508,357
                                                                                                                --------------


         See accompanying notes to portfolios of investments on page 60.      49

SIT MINNESOTA TAX-FREE INCOME FUND
MARCH 31, 2004
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

QUANTITY ($)        NAME OF ISSUER                                                                         MARKET VALUE ($)(1)
 PUBLIC FACILITIES (1.5%)
      1,000,000     Minneapolis Cmty. Dev. Agy. Ltd. Tax Supported Dev. Rev. Common Bond Fund Series
                      2001G3 (LOC-U.S. Bank), 5.35%, 12/1/21                                                         1,054,540
                    MN Agric. Society State Fair Rev. Series 2003:
        250,000       3.00%, 9/15/04                                                                                   251,535
        395,000       3.00%, 9/15/05                                                                                   401,932
                    St. Paul Recreational Fac. Gross Rev. Series 1996D:
        160,000       5.50%, 6/1/08                                                                                    164,240
      1,245,000       5.875%, 6/1/18                                                                                 1,278,491
                                                                                                                --------------
                                                                                                                     3,150,738
                                                                                                                --------------
 SINGLE FAMILY MORTGAGE (5.6%)
                    Dakota County Hsg. & Redev. Auth. Single Family Mtg. Rev.:
        160,000        Series 1994A (FNMA backed), 6.70%, 10/1/09(4)                                                   162,318
         80,000        Series 1995 (FNMA & GNMA backed), 6.25%, 10/1/09(4)                                              81,395
        885,000     Minneapolis Redev. Mtg. Rev. Series 1987A  (Riverplace Proj.) (LOC Bk. of Tokyo),
                       7.10%, 1/1/20                                                                                   888,885
      1,082,067     Minneapolis Residual Interest Mtg. Rev. Series 1995, 7.00%, 10/1/12                              1,121,952
                    MN HFA Single Family Mtg. Rev.:
        205,000        Series 1994E, 5.90%, 7/1/25                                                                     210,851
         90,000        Series 1994F, 5.45%, 7/1/04                                                                      90,832
         95,000        Series 1994F, 5.55%, 7/1/05                                                                      97,189
        380,000        Series 1994F, 6.30%, 7/1/25                                                                     388,026
      1,205,000        Series 1994I, 6.90%, 7/1/22(4)                                                                1,230,546
         20,000        Series 1994K, 5.90%, 1/1/07                                                                      20,454
        140,000        Series 1994L, 6.70%, 7/1/20(4)                                                                  143,014
         15,000        Series 1995K, 6.20%, 7/1/20(4)                                                                   15,479
        215,000        Series 1996D, 6.00%, 1/1/16                                                                     225,595
        160,000        Series 1997A, 5.60%, 7/1/09                                                                     170,651
        355,000        Series 1996H, 6.00%, 1/1/21                                                                     370,957
      1,035,000        Series 1997D, 5.85%, 7/1/19(4)                                                                1,088,044
         55,000        Series 1997E, 5.90%, 7/1/29(4)                                                                   57,417
        125,000        Series 1997G, 6.00%, 1/1/18                                                                     131,675
      1,615,000        Series 1998C, 5.25%, 1/1/17                                                                   1,701,548
        115,000        Series 1998F-1, 4.75%, 7/1/07                                                                   119,195
         75,000        Series 1998F, 4.95%, 7/1/08                                                                      79,481
        510,000        Series 1998F-1, 5.45%, 1/1/17                                                                   532,430
        130,000        Series 1998F, 5.70%, 1/1/17                                                                     136,925
        620,000        Series 1999B, 5.25%, 1/1/20                                                                     646,821
        480,000        Series 1999C, 4.25%, 7/1/04(4)                                                                  483,437
        765,000        Series 1999C, 4.40%, 7/1/05(4)                                                                  792,953
        225,000        Series 2000C, 6.10%, 7/1/30(4)                                                                  230,632
        500,000        Series 2003H, 1.00%, 7/1/36(4)                                                                  499,425
        966,042     St. Paul Residual Interest Rev. Series 1995 Convertible Capital Appreciation
                       Bonds, Zero Coupon, 7.23% Effective Yield on Purchase Date, 9/1/11                              583,663
                                                                                                                --------------
                                                                                                                    12,301,790
                                                                                                                --------------

--------------------------------------------------------------------------[LOGO]

QUANTITY ($)        NAME OF ISSUER                                                                         MARKET VALUE ($)(1)
 UTILITY (0.4%)
                    Glencoe Light & Power Commission Elec. Rev. Series 2004:
        300,000        2.00%, 12/1/04                                                                                  301,758
        255,000        2.00%, 12/1/05                                                                                  257,619
                    Lake Crystal Public Utilities Comm. Electric Rev. Series 1998:
        130,000        5.45%, 12/1/13                                                                                  133,295
        120,000        5.50%, 12/1/16                                                                                  121,434
         70,000     MN Public Facs. Auth. Water Pollution Ctrl. Rev. Series 1996B, 5.00%, 3/1/17                        73,795
                                                                                                                --------------
                                                                                                                       887,901
                                                                                                                --------------
 OTHER REVENUE BONDS (8.5%)
                    Columbia Heights Commercial Dev. Refunding Rev. Series 1999 (Columbia
                    Park Properties - Medical Clinic Proj.):
        250,000        5.15%, 12/1/08                                                                                  241,567
      1,750,000        5.60%, 12/1/15                                                                                1,594,372
                    Commissioner of Iron Range Resources and Rehab. Gross Rev. (Giant's
                       Ridge Rec. Area Proj.):
        200,000        Series 2000, 6.25%, 11/1/05                                                                     207,360
        900,000        Series 2000, 7.25%, 11/1/16                                                                     928,944
                    Minneapolis Cmty. Dev. Agy. Ltd. Tax Common Bond Fund:
        170,000        Series 1997-1 (Halper Corrugated Box Mfg. Co.), 5.90%, 6/1/07(4)                                187,104
        500,000        Series 1999-1A (Discount Steel), 5.25%, 6/1/19(4)                                               514,300
      1,025,000     Minneapolis Public Hsg. Auth. Series 1997 (General Credit Energy Savings Proj.),
                       6.00%, 7/1/08                                                                                 1,009,461
                    Minneapolis Tax Increment Rev. Refunding Series 2004 (St. Anthony Falls Proj.):
        100,000        2.35%, 2/1/05                                                                                    99,907
        600,000        4.50%, 2/1/13                                                                                   593,076
        200,000     Renville Gross Rev. Golf Course Bond Series 1997, 6.50%, 2/1/19                                    204,052
                    St. Paul Hsg. & Redev. Auth. Tax Increment Rev.:
        700,000        Series 2001 (US Bank Operations Ctr. Proj.), 6.125%, 8/1/19                                     719,866
      1,140,000        Series 2002 (North Quadrant Owner Occupied Proj. Phase 2), 7.00%, 2/15/28                     1,173,277
      1,076,000        Series 2002 (North Quadrant Owner Occupied Proj. Phase 1), 7.50%, 2/15/28                     1,164,146
      3,000,000        Series 2002A (Upper Landing Proj.), 6.80%, 3/1/29                                             3,024,570
      2,000,000        Series 2002B-2 (Upper Landing Proj.), 6.90%, 3/1/29                                           1,995,120
      1,300,000        Series 2002 (Drake Marble Proj.), 6.75%, 3/1/28                                               1,306,513
      1,335,000        Series 2004 (9th St. Lofts Proj.), 6.375%, 2/15/28(10)                                        1,335,841
        875,000     Steele Co.  Hlth. Care Fac. Rev. Series 2000 (Elderly Hsg. Proj.), 6.625%, 6/1/20                  953,453
                    Victoria Recreational Facility Gross Rev. Series 2002:
         70,000        4.75%, 2/1/12                                                                                    71,715
         75,000        4.75%, 8/1/12                                                                                    76,838
         85,000        5.10%, 8/1/15                                                                                    87,208
                    Virgin Islands Public Fin. Auth. Rev.:
        800,000        Senior Lien Fund Series 1998C, 5.50%, 10/1/04                                                   816,056
        200,000        Gross Receipts Taxes Loan Note Series 1999A, 5.625%, 10/1/10                                    217,750
                                                                                                                --------------
                                                                                                                    18,522,496
                                                                                                                --------------

Total municipal bonds (cost: $209,497,632)                                                                         212,040,171
                                                                                                                --------------

SHORT-TERM SECURITIES (2.9%) (2)
      3,321,744     Federated Minnesota Municipal Cash Fund, 0.74%                                                   3,321,744
      1,100,000     Hennepin Co. G.O. Series 2000B, variable rate, 12/1/20                                           1,100,000
      1,520,000     Minneapolis Convention Ctr. Rev. Series 2000, variable rate, 12/1/18                             1,520,000
        293,292     Wells Fargo Minnesota Municipal Cash Fund, 0.23%                                                   293,292
                                                                                                                --------------
Total Short-Term Securities (cost: $6,235,036)                                                                       6,235,036
                                                                                                                --------------
Total investments in securities (cost: $215,732,668)(7)                                                           $218,275,207
                                                                                                                ==============


         See accompanying notes to portfolios of investments on page 60.      51

SIT FLORIDA TAX-FREE INCOME FUND
PERIOD ENDED MARCH 31, 2004
--------------------------------------------------------------------------------
FIXED-INCOME MANAGEMENT TEAM


     The Florida Tax Free Income Fund returned +1.08% for the quarter ended March 31, 2004 and compared with a return of +1.28% for the Lehman 5-Year Municipal Bond Index (the Index). The Fund's 30-day SEC yield was 3.90%.

NEW FUND LAUNCHED AT YEAR-END
     The Sit Florida Tax Free Income Fund commenced operation on December 31, 2003 at $10.00 per share. The Fund appreciated in value to $10.05 per share on March 31, 2004, providing shareholders a +0.50% price gain and a +0.58% income return for a +1.08% total return for the quarter. The Fund's investments in insured, multifamily revenue, and other revenue bonds earned returns quite close to the Fund's overall return. The Fund's investments in hospital bonds enhanced the Fund's overall performance, with price appreciation of over +1%.

STABLE RATES DURING THE QUARTER
     Interest rates were relatively stable during the quarter. Short to intermediate maturity bond prices were relatively unchanged, while longer maturity bond prices rose modestly.

DEFENSIVELY POSITIONED FOR RISING RATES
   The Fund's duration of 2.1 years is considerable shorter than the Index duration of 4.2 years and substantially shorter than most other Florida tax-exempt funds.
     We expect higher interest rates over the coming twelve months and believe the Fund is well positioned for future reinvestment in longer duration and higher yielding bonds.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Florida Tax-Free Income Fund is to provide a high level of current income that is exempt from federal regular income tax by investing in securities that are exempt from the Florida intangibles tax.
     The Fund seeks to achieve its objective by investing primarily in municipal securities that generate interest income that is exempt from regular federal income tax and that are exempt from the Florida intangible personal property tax. During normal market conditions, the Fund invests 100% (and, as a fundamental policy, no less than 80%) of its net assets in such tax-exempt municipal securities. The Fund may invest up to 10% of its assets in securities that generate interest income subject to federal alternative minimum tax.


                                PORTFOLIO SUMMARY

              Net Asset Value 3/31/04:   $10.05 Per Share
                     Total Net Assets:   $ 2.6 Million
                     30-day SEC Yield:     3.90%
                 Tax Equivalent Yield:     6.00%(1)
           12-Month Distribution Rate:      n/a
                     Average Maturity:    10.3 Years
      Duration to Estimated Avg. Life:     2.1 Years(2)
                     Implied Duration:     2.6 Years(2)

(1)  For individuals in the 35.0% federal tax bracket.
(2)  See next page.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                               Insured   51.1

                  Multifamily Mortgage
                               Revenue   16.4

                   Other Revenue Bonds   15.1

                       Hospital/Health
                          Care Revenue   11.1

                Sectors less than 5.0%    4.9

                          Cash & Other
                            Net Assets    1.4

--------------------------------------------------------------------------[LOGO]

        AVERAGE ANNUAL TOTAL RETURNS*

                    SIT             LEHMAN
                FL TAX-FREE      5-YEAR MUNI.
                INCOME FUND       BOND INDEX
                -----------      -----------
3 Month**          1.08%              1.28%
6 Month**           n/a                n/a
1 Year              n/a                n/a
3 Years             n/a                n/a
5 Years             n/a                n/a
Inception**        1.08               1.28
   (12/31/03)

         CUMULATIVE TOTAL RETURNS*

                    SIT             LEHMAN
                FL TAX-FREE      5-YEAR MUNI.
                INCOME FUND       BOND INDEX
                -----------      -----------
1 Year              n/a               n/a
3 Years             n/a               n/a
5 Years             n/a               n/a
Inception          1.08%             1.28%
   (12/31/03)

*AS OF 3/31/04.                                                **NOT ANNUALIZED.

--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.

                                GROWTH OF $10,000

                              [PLOT POINTS GRAPH]

The sum of $10,000 invested at inception (12/31/03) and held until 3/31/04 would have grown to $10,108 in the Fund or $10,128 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.

                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                  [PIE CHART]

                          Other Assets
                       and Liabilities    1.4%

                                   AAA   40.9%

                                    AA    7.4%

                                     A   17.7%

                                   BBB   17.5%

                             Not Rated   15.1%

LOWER OF MOODY'S S&P, FITCH OR DUFF & PHELPS RATINGS USED.

                                 ASSESSMENT OF
                              NON-RATED SECURITIES

                                   AAA    0.0%
                                    AA    0.0
                                     A    0.0
                                   BBB    4.0
                                    BB   11.1
                                         ----
                                 Total   15.1%

SIT FLORIDA TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
MARCH 31, 2004
PORTFOLIO OF INVESTMENTS

QUANTITY ($)        NAME OF ISSUER                                                                         MARKET VALUE ($)(1)
MUNICIPAL BONDS (98.6%)(2)

HOSPITAL/HEALTH CARE (11.1%)
                    Highlands Co. Hlth. Facs. Auth. Rev.:
         40,000        Series 2002 (Adventist Health Sys./Sunbelt Proj.), 3.35%, 11/15/32                               40,885
         25,000        Series 2003D (Adventist Health Sys. Proj.), 5.875%, 11/15/29                                     26,791
         25,000     Hillsborough Co. Industrial Dev. Auth. Hosp. Rev. Refunding Series 2003A (Tampa
                       General Hosp. Proj.), 2.50%, 10/1/05                                                             25,226
         65,000     Martin Co. Hlth. Fac. Auth. Hosp. Rev. Refunding Series 2002B (Martin Memorial
                       Medical Center Proj.), 3.35%, 11/15/04                                                           65,646
         50,000     Miami Hlth. Fac. Auth. Rev. Series 2003B (Catholic Hlth. East Proj.), 2.50%,
                       11/15/05                                                                                         50,687
         80,000     South Lake Co. Hosp. Dist. Rev. Series 2003 (South Lake Hosp., Inc. Proj.), 5.50%,
                       10/1/13                                                                                          83,692
                                                                                                                --------------
                                                                                                                       292,927
                                                                                                                --------------
INDUSTRIAL / POLLUTION CONTROL (1.7%)
         45,000     Dunes Cmnty. Dev. Dist. Rev. Refunding Series 1993 (Intracoastal Waterway Bridge
                       Proj.), 5.50%, 10/1/07                                                                           46,029
                                                                                                                --------------

INSURED (51.1%)
         90,000     Brevard Co. School Board C.O.P. Series 1996B (Ambac insured), 5.50%, 7/1/21                         97,645
         50,000     Clearwater Hsg. Auth. Rev. Refunding Series 1997 (Hamptons at Clearwater Proj.)
                       (ACA insured), 5.40%, 5/1/13                                                                     54,146
         210,000    Dade Co. Hlth. Fac. Auth. Hosp. Rev. Refunding Series 1993A (Baptist Hosp. Miami
                       Proj.) (MBIA insured), 5.25%, 5/15/21                                                           212,604
         50,000     Dade Co. Public Fac. Rev. Series 1993 (Jackson Mem. Hosp. Proj.)(MBIA insured),
                       5.25%, 6/1/23                                                                                    51,119
         50,000     Escambia Co. Hlth. Fac. Auth. Rev. Series 2000 (Ambac insured), 5.95%, 7/1/20                       52,507
         50,000     FL HFC Hsg. Rev. Hsg. Series 2000D-1 (Augustine Club Apts. Proj.)(Ambac insured),
                       5.75%, 10/1/30                                                                                   53,105
         75,000     Fort Myers Impt. Rev. Series 1992C (Ambac Insured), 5.70%, 12/1/05                                  75,271
        100,000     Halifax Hosp. Med. Ctr. Health Care Fac. Rev. Series 1998A (Halifax Mgmt. Sys.
                       Proj.) (ACA insured), 5.00%, 4/1/12                                                             104,989
        100,000     Hillsborough Co. Educ. Fac. Auth. Rev. Refunding Series 1998 (Univ. of Tampa
                       Proj.) (Radian insured), 5.75%, 4/1/18                                                          112,704
         60,000     Hillsborough Co. Industrial Dev. Auth. Rev. Series 1994 (Univ. Cmnty. Hosp. Proj.)
                       (MBIA insured), 5.80%, 8/15/24                                                                   61,998
         30,000     Lee Co. Transportation Fac. Rev. Series 1995 (MBIA Insured), 5.75%, 10/1/27                         32,205
         65,000     Osceola Co. School Board C.O.P. Series 1995A Ambac insured), 5.25%, 6/1/10                          68,448
         90,000     Polk Co. Cap Impt. Rev. Refunding Series 1994 (FGIC insured), 5.00%, 12/1/11                        93,875
        150,000     Port Everglades Auth. Rev. Refunding & Impt. Series 1989A (MBIA-IBC insured),
                       5.00%, 9/1/16                                                                                   150,369
         50,000     Univ. of South FL Rev. Hsg. Fac. Series 1997A (MBIA insured), 5.35%, 7/1/15                         54,005
         25,000     Venice Hlth. Care Rev. Series 1996 (Bon Secours Hlth. Sys. Proj.)(MBIA insured),
                       5.625%, 8/15/26                                                                                  27,118
         50,000     Volusia Co. Hlth. Fac. Auth. Rev. Refunding & Impt. Series 1994 (Hosp. Fac.-
                       Memorial Hlth. Proj) (Ambac insured), 5.75%, 11/15/13                                            52,250
                                                                                                                --------------
                                                                                                                     1,354,358
                                                                                                                --------------


54
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
QUANTITY ($)        NAME OF ISSUER                                                                         MARKET VALUE ($)(1)
MULTIFAMILY MORTGAGE (16.4%)
         45,000     Capital Trust Agy. Multifamily Rev. Sr. Series 2003A (Golf Villas, Rivermill, and
                       Village Square Apts. Proj.), 4.75%, 6/1/13                                                       44,113
         75,000     Collier Co. Health Fac. Auth. Rev. Refunding Series 1994 (Moorings, Inc. Proj.),
                       7.00%, 12/1/19                                                                                   78,933
         45,000     Collier Co. HFA Multifamily Hsg. Rev. Series 2002C (Goodlette Arms Proj.), 5.25%,
                       8/15/15                                                                                          48,137
         60,000     FL HFC Rev. Series 1999-K1 (Sunset Place Proj.), 5.50%, 10/1/09                                     64,410
         60,000     Lee Co. Industrial Dev. Auth. Hlth. Care Fac. Rev. Series 1999A (Shell Point
                       Village Proj.), 5.25%, 11/15/04                                                                  61,287
         75,000     Miami-Dade Co. Special Hsg. Rev. Refunding Series 1998 (Section 8), 5.30%, 10/1/05                  74,734
         60,000     Palm Beach Co. Hlth. Fac. Auth. Rev. Series 1996 (ACTS Retirement Cmnty. Proj.),
                       5.625%, 11/15/20                                                                                 61,951
                                                                                                                --------------
                                                                                                                       433,565
                                                                                                                --------------
UTILITY (3.2%)
                    Jacksonville Elec. Auth Rev.:
         50,000        Refunding Series 1997-2-14 (St. John's River Proj.), 4.90%, 10/1/08                              52,995
         30,000        Water & Sewer Series 2000A, 4.50%, 10/1/09                                                       31,454
                                                                                                                --------------
                                                                                                                        84,449
                                                                                                                --------------
OTHER REVENUE BONDS (15.1%)
        100,000     Capital Trust Agy. Rev. Series 2002A (Seminole Tribe Convention Proj.), 8.50%,
                       10/1/07                                                                                         106,847
         30,000     Capital Region Cmnty. Dev. Dist. Rev. Series 2001B, 5.95%, 5/1/06                                   30,103
        100,000     Fiddlers Creek Cmnty. Dev. Dist. No. 2 Rev. Series 2003B, 5.75%, 5/1/13                            101,620
         50,000     Mediterra North Cmnty. Dev. Dist. Impt. Rev. Series 2001B, 6.00%, 5/1/08                            50,176
         60,000     Parklands West Cmnty. Dev. Dist. Rev. Series 2001B, 6.00%, 5/1/06                                   60,136
         50,000     Reunion East Cmnty. Dev. Dist. Series 2002B, 5.90%, 11/1/07                                         50,253
                                                                                                                --------------
                                                                                                                       399,135
                                                                                                                --------------

Total municipal bonds (cost: $2,602,489)                                                                             2,610,463
                                                                                                                --------------


Total investments in securities (cost: $2,602,489) (7)                                                              $2,610,463
                                                                                                                ==============







         See accompanying notes to portfolios of investments on page 60.      55

SIT BOND FUND
ONE YEAR ENDED MARCH 31, 2004
--------------------------------------------------------------------------------
SENIOR PORTFOLIO MANAGERS,  MICHAEL C. BRILLEY AND BRYCE A. DOTY, CFA
PORTFOLIO MANAGER, MARK H. BOOK, CFA


     The Sit Bond Fund returned +6.66% for the fiscal year ended March 31, 2004 while the Lehman Aggregate Bond Index (the Index) returned +5.40%. The Fund's 30-day SEC yield was 4.66% and its 12-month distribution rate was 4.66%.

UNDERWEIGHT UNDERPERFORMING TREASURIES
     Several of the Fund's strategies contributed to its strong outperformance versus the Index during the 12-month period. The Fund's underweighting of U.S. Treasury securities boosted performance as Treasuries underperformed the benchmark.

CORPORATES PROPEL OUTPERFORMANCE
     In addition, overweighting corporate bonds, the best performing sector of the taxable bond market, aided the Fund's performance as strong corporate profits increased demand, causing yield spreads to narrow relative to Treasury securities. The Fund also benefited from security selection within the corporate and mortgage-backed sectors. The Fund's corporate bond holdings, which emphasize issuers that benefit from a strengthening economy, also outperformed the Lehman Credit Index.

OTHER SECTORS PROVIDE MIXED RESULTS
     While the overall sector hindered performance, the mortgage securities in the portfolio exhibited more stable prepayment characteristics than the overall market, allowing the Fund's mortgage securities to outperform the Lehman MBS Index. Low yields earned on the small amounts of cash and cash equivalents in the Fund hindered performance.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The investment objective of the Fund is to maximize total return, consistent with preservation of capital. The Fund will pursue its objective by investing in a diversified portfolio of fixed-income securities which include, but are not limited to, the following: U.S. government securities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities.


                                PORTFOLIO SUMMARY

              Net Asset Value 3/31/04:   $10.07  Per Share
                              3/31/03:   $ 9.89  Per Share
                     Total Net Assets:   $14.9  Million
                     30-day SEC Yield:     4.66%
           12-Month Distribution Rate:     4.66%
                     Average Maturity:    19.1 Years
                   Effective Duration:     3.9 Years(1)

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

               Corporate Bonds & Notes   30.9

                 Mortgage Pass-Through   27.5

               Asset-Backed Securities   21.5

               Closed-End Mutual Funds    8.6

               Collateralized Mortgage
                           Obligations    5.3

                Sectors less than 5.0%    4.7

                          Cash & Other
                            Net Assets    1.5

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              AVERAGE ANNUAL TOTAL RETURNS*

                                             LIPPER INTER.
                   SIT          LEHMAN        INVESTMENT
                  BOND         AGGREGATE      GRADE BOND
                  FUND        BOND INDEX       FUND AVG.
                 -----        ----------     -------------
3 Month**         2.58%         2.66%           2.36%
6 Month**         4.08          2.98             n/a
1 Year            6.66          5.40            5.43
5 Years           6.29          7.29            6.45
10 Years          6.80          7.54            6.73
Inception         6.45          7.04            6.28
   (12/1/93)


                CUMULATIVE TOTAL RETURNS*

                                             LIPPER INTER.
                   SIT          LEHMAN        INVESTMENT
                  BOND         AGGREGATE      GRADE BOND
                  FUND        BOND INDEX       FUND AVG.
                 -----        ----------     -------------
1 Year            6.66%         5.40%           5.43%
5 Years          35.64         42.17           36.76
10 Years         93.11        106.89           91.86
Inception        90.75        102.05           87.77
  (12/1/93)

*AS OF 3/31/04                                                 **NOT ANNUALIZED.

--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                              [PLOT POINTS GRAPH]

The sum of $10,000 invested at inception (12/1/93) and held until 3/31/04 would have grown to $19,075 in the Fund or $20,205 in the Lehman Aggregate Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                  [PIE CHART]

                          U.S. Treasury    0.8%

                           Govt. Agency
                                 Backed
                             Securities   30.7%

                           Other Assets
                        and Liabilities    1.5%

                                      A   21.4%

                                     AA    6.9%

                                    BBB   16.8%

                          Less Than BBB    2.2%

                                    AAA   19.7%

                      LOWER OF MOODY'S OR S&P RATING USED.

SIT BOND FUND
MARCH 31, 2004
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

QUANTITY ($)        NAME OF ISSUER                                                                         MARKET VALUE ($)(1)
U.S. GOVERNMENT SECURITIES (0.8%)(2)

        400,000     U.S. Treasury Strips, Zero Coupon, 6.04% Effective Yield, 11/15/27                                 117,872
                                                                                                                --------------
 (cost:  $107,602)

ASSET-BACKED SECURITIES (21.5%) (2)
        156,802     Advanta Mortgage Loan Trust Series 1999-3 A4, 7.75%, 10/25/26                                      164,584
         86,951     Bear Stearns Securities, Inc. Series 2000-1 AF, 7.52%, 3/25/30                                      89,784
        150,000     Chase Funding Mtg. Series 2002-1, 6.595%, 2/25/32                                                  161,968
        400,000     Conseco Home Equity Loan Series 2002-A A5, 7.05%, 4/15/32                                          439,751
                    Conseco Mfg. Housing Series:
        100,000        2000-6 A5, 7.27%, 9/1/32                                                                        103,181
        200,931        2002-2 A2, 6.03%, 3/1/33                                                                        208,285
        144,564     Deutsche Financial Capital Securitization Series 1997-I A3, 6.75%, 9/15/27                         153,316
        173,795     EQCC Home Equity Loan Trust Series 1998-2 5F, 6.64%, 7/15/29                                       180,736
        195,146     FMAC Trust Series 1997C, 6.75%, 12/15/19                                                           191,346
        189,068     Greenpoint Manufactured Hsg. Series 2000-1 A5, 7.84%, 12/20/29                                     187,788
                    Green Tree Financial Corp.:
         49,600        1995-5 A6, 7.25%, 9/15/26                                                                        52,324
        208,263        1998-1 A6, 6.33%, 11/1/29                                                                       214,767
        200,000        1999-1 A5, 6.11%, 9/1/23                                                                        205,626
        214,640        1999-4 A5, 6.97%, 5/1/31                                                                        225,419
         71,301     Green Tree Home Equity Loan Trust Series 1999-D A5, 7.88%, 9/15/30                                  72,519
                    Indymac Manufactured Housing Contract:
        190,061           1998-2 A3, 6.20%, 9/25/17                                                                    181,926
        142,546           1998-2 A4, 6.64%, 12/25/27                                                                   137,917
         75,062     Oakwood Mortgage Investors, Inc. Series 1997-D A4, 6.725%, 2/15/28                                  78,347
        150,000     Origen Mfg. Housing Series 2001A, 7.08%, 3/15/32                                                   157,377
                                                                                                                --------------
Total asset-backed securities                                                                                        3,206,961
 (cost:  $3,142,160)                                                                                            --------------

COLLATERALIZED MORTGAGE OBLIGATIONS (5.3%)(2)
        137,344     Countrywide Home Loans Series 2002-27 A8, 4.00%, 12/25/32                                          138,908
        141,265     FNMA Series 1990 45J, 9.50%, 5/25/20                                                               157,707
                    Vendee Mortgage Trust:
         17,300        Series 1997-2 E, 7.50%, 5/15/24                                                                  17,358
        278,062        Series 1999-1 2Z, 6.50%, 12/15/28                                                               300,312
        165,150     Washington Mutual Series 2002-S8 A7, 5.25%, 1/25/18                                                170,822
                                                                                                                --------------
Total collateralized mortgage obligations                                                                              785,107
 (cost:  $769,528)                                                                                              --------------

CORPORATE BONDS & NOTES (30.9%)(2)
        200,000     Barnett Capital (BOA), 8.06%, 12/1/26                                                              233,345
        297,181     Canadian Natl. Railway Co. Series 1997-A2, 7.195%, 1/2/16                                          353,660
                    Conoco Philips:
        100,000        8.125%, 2/15/30                                                                                 132,089
        100,000        8.00%, 1/15/37                                                                                  116,744
        347,582     Continental Airlines Series 2000-2, 7.707%, 4/2/21                                                 352,902
        100,000     Delta Air Lines Series 2002-1, 6.417%, 7/2/12                                                      107,720
        276,000     Dow Capital BV, 8.70%, 5/15/22                                                                     284,301
        300,000     First Hawaiian Capital Trust, 8.343%, 7/1/27                                                       352,567
        300,000     Ford Motor Credit Co., 7.20%, 6/15/07                                                              329,334
        150,000     General Motors Accept. Corp., 6.875%, 9/15/11                                                      162,737
        100,000     General Motors Corp., 8.80%, 3/1/21                                                                116,789
        100,000     Great Western Financial Trust, 8.206%, 2/1/27                                                      118,033
         50,000     McDonald's Corp., 7.31%, 9/15/27                                                                    55,844
        100,000     Narragansett Electric Co., 7.39%, 10/1/27                                                          108,093
                    Northwest Airlines Corp.:
        167,214        7.935%, 10/1/20                                                                                 183,323
        363,692        8.072%, 10/1/19                                                                                 405,573
        200,000     Pacific Bell Corp. (SBC), 7.25%, 11/1/27                                                           220,587
         50,000     Prologis Trust, 7.625%, 7/1/17                                                                      62,081
        360,108     Southwest Air Co., 7.67%, 1/2/14                                                                   425,893
        200,000     Sunamerica, Inc. (AIG), 8.125%, 4/28/23                                                            258,638
        100,000     Union Pacific Corp., 7.00%, 2/1/16                                                                 118,163
        100,000     US Bancorp Capital, 8.27%, 12/15/26                                                                120,472
                                                                                                                   -----------

Total corporate bonds & notes                                                                                        4,618,888
  (cost:  $4,416,602)                                                                                              -----------

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
QUANTITY ($)        NAME OF ISSUER                                                                         MARKET VALUE ($)(1)
MORTGAGE PASS-THROUGH SECURITIES (27.5%)(2)(3)
                    Federal Home Loan Mortgage Corporation:
        300,000        8.00%, 11/15/29                                                                                 331,875
        211,198        8.375%, 5/17/20                                                                                 232,912
        120,391        9.00%, 3/1/21                                                                                   134,236
         34,230        9.00%, 7/1/22                                                                                    38,231
         24,383        9.00%, 7/1/30                                                                                    26,707
        208,077        9.00%, 8/1/30                                                                                   227,910
         58,040        9.50%, 8/1/16                                                                                    64,807
         76,803        9.50%, 12/1/22                                                                                   86,092
         54,808        9.50%, 12/1/22                                                                                   61,436
          6,864        10.25%, 9/1/09                                                                                    7,587
         12,009        10.75%, 3/1/11                                                                                   13,354
                    Federal National Mortgage Association:
        150,000        4.028%, 4/1/34                                                                                  154,383
        321,711        7.00%, 5/1/32                                                                                   341,415
        220,957        7.50%, 6/1/32                                                                                   240,214
         50,867        8.50%, 2/1/25                                                                                    55,875
        111,145        9.00%, 1/1/15                                                                                   124,027
         94,580        9.00%, 12/1/19                                                                                  105,436
         32,534        9.50%, 4/1/25                                                                                    36,306
         66,916        9.75%, 1/15/13                                                                                   74,555
         53,141        10.25%, 8/15/13                                                                                  59,585
         99,609        10.50%, 5/1/19                                                                                  111,969
         54,168        11.00%, 9/1/19                                                                                   61,392
         51,176        11.00%, 11/1/20                                                                                  57,863
                    Government National Mortgage Association:
         83,132        7.90%, 8/20/21                                                                                   91,056
         60,797        8.00%, 4/15/17                                                                                   66,971
         94,585        8.50%, 10/15/24                                                                                 104,706
        173,389        8.50%, 11/20/26                                                                                 189,454
         53,208        8.50%, 10/15/24                                                                                  58,901
         58,021        8.75%, 11/15/09                                                                                  64,802
         10,268        9.00%, 10/15/06                                                                                  10,969
         13,132        9.00%, 9/15/08                                                                                   14,325
         11,907        9.00%, 4/15/09                                                                                   13,079
         25,767        9.00%, 4/15/09                                                                                   28,303
        173,094        9.00%, 6/15/09                                                                                  190,132
          2,656        9.00%, 8/15/11                                                                                    3,002
         62,301        9.00%, 1/15/17                                                                                   71,165
          7,063        9.00%, 8/20/19                                                                                    7,889
          6,970        9.00%, 6/20/21                                                                                    7,782
          9,447        9.00%, 12/20/21                                                                                  10,548
         67,851        9.00%, 2/20/27                                                                                   74,963
         14,107        9.25%, 5/15/10                                                                                   15,984
        201,120        9.25%, 10/15/11                                                                                 228,471
         13,223        9.50%, 11/15/05                                                                                  13,726
         20,925        9.50%, 2/15/11                                                                                   23,853
         55,537        9.50%, 5/20/16                                                                                   61,962
          7,618        9.50%, 5/20/18                                                                                    8,514
         56,465        9.50%, 7/20/18                                                                                   63,105
         20,308        9.50%, 7/20/18                                                                                   22,696
            541        9.50%, 4/15/20                                                                                      607
          6,110        9.50%, 11/15/21                                                                                   6,858
                                                                                                                   -----------
Total mortgage pass-through securities                                                                               4,101,990
  (cost:  $4,021,552)                                                                                              -----------

TAXABLE MUNICIPAL SECURITIES (3.9%)(2)
         20,000     Bernalillo Multifamily. Series 1998A,
                       7.50%, 9/20/20                                                                                   22,290
                    CA Rural HMFA Single Family Mtg. Rev.:
        133,365        Series 2002C, 6.75%, 3/1/24                                                                     142,621
        106,000        Series 2003A, 5.25%, 12/1/24                                                                    107,291
        150,000        Series 2004A, 5.375%, 6/1/29                                                                    153,283
         95,000     Reeves Co. TX C.O.P., 7.25%, 6/1/11                                                                 96,827
         66,878     Tobacco Settlement Series 2001A,
                       7.67%, 5/15/16                                                                                   67,447
                                                                                                                   -----------
Total taxable municipal securities                                                                                     589,759
                                                                                                                   -----------
  (cost:  $576,967)

CLOSED-END MUTUAL FUNDS (8.6%)(2)
          9,925     American Select Portfolio                                                                          140,042
          8,145     American Strategic Income Portfolio (I)                                                            109,958
         38,394     American Strategic Income Portfolio (II)                                                           536,364
         37,672     American Strategic Income Portfolio (III)                                                          499,907
                                                                                                                   -----------

Total closed-end mutual funds                                                                                        1,286,271
  (cost:  $1,128,649)                                                                                              -----------

SHORT-TERM SECURITIES (0.9%)(2)
         39,534     Dreyfus Gov't Cash Mgmt. Fund, 0.90%                                                                39,534
         91,000     Sit Money Market Fund, 0.43%(6)                                                                     91,000
                                                                                                                   -----------

Total short-term securities                                                                                            130,534
  (cost:  $130,534)                                                                                                -----------

Total investments in securities
    (cost:  $14,293,594)(7)                                                                                        $14,837,382
                                                                                                                   ===========


         See accompanying notes to portfolios of investments on page 60.      59

SIT MUTUAL FUNDS
MARCH 31, 2004
--------------------------------------------------------------------------------
NOTES TO PORTFOLIOS OF INVESTMENTS


(1) Securities are valued by procedures described in note 1 to the financial statements.
(2)  Percentage figures indicate percentage of total net assets.
(3) At March 31, 2004, 5.0% of net assets in the U.S. Government Securities Fund and 2.9% of net assets in the Bond Fund were invested in GNMA mobile home pass-through securities.
(4) Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At March 31, 2004, 16.5% of net assets in the Minnesota Tax-Free Income Fund was invested in such securities.
(5) Rule 144A Securities, Section 4(2) Commercial Paper, and Municipal Lease Securities ("Restricted Securities") held by the Funds which have been determined to be liquid by the Adviser in accordance to guidelines established by the Board of Directors.
(6) This security represents an investment in an affiliated party. See notes to the accompanying financial statements.
(7) At March 31, 2004 the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                                                                         U.S.
                                                                  MONEY               GOVERNMENT             TAX-FREE
                                                                  MARKET              SECURITIES              INCOME
                                                                   FUND                  FUND                  FUND
                                                              -------------         -------------         -------------
Cost for federal income tax purposes                          $  44,737,126         $ 281,022,105         $ 350,814,358
                                                              =============         =============         =============
Unrealized appreciation (depreciation) on investments:
     Gross unrealized appreciation                                       --         $   5,994,385         $  10,120,921
     Gross unrealized depreciation                                       --              (537,660)          (11,447,638)
                                                              -------------         -------------         -------------

Net unrealized appreciation
(depreciation)                                                           --         $   5,456,725         ($  1,326,717)
                                                              =============         =============         =============


                                                                 MINNESOTA              FLORIDA
                                                                 TAX-FREE               TAX-FREE
                                                                  INCOME                 INCOME                 BOND
                                                                   FUND                   FUND                  FUND
                                                              -------------         -------------         -------------
Cost for federal income tax purposes                          $ 215,732,668         $   2,602,489         $  14,293,594
                                                              =============         =============         =============

Unrealized appreciation (depreciation) on investments:
     Gross unrealized appreciation                            $   4,928,157         $      11,371         $     571,737
     Gross unrealized depreciation                               (2,385,618)               (3,397)              (27,949)
                                                              -------------         -------------         -------------

Net unrealized appreciation
(depreciation)                                                $   2,542,539         $       7,974         $     543,788
                                                              =============         =============         =============


(8) These securities have been identified by the investment adviser as illiquid securities. The aggregate value of these securities at March 31, 2004, is $12,516,924 and $963,786 in the Tax-Free Income and Minnesota Tax-Free Income Funds respectively, which represents 3.6% and 0.4% of the Fund's net assets, respectively.
(9) Presently non-income producing securities. Items identified are in default as to payment of interest.
(10) At March 31, 2004, the total cost of investments purchased on a when-issued or forward-commitment basis was $2,609,896 for the Minnesota Tax-Free Income Fund.


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                                                                              61

SIT MUTUAL FUNDS
MARCH 31, 2004
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES

                                                                  U.S.
                                             MONEY             GOVERNMENT           TAX-FREE
                                             MARKET            SECURITIES            INCOME
ASSETS                                        FUND                FUND                FUND
                                          ------------        ------------        ------------
Investments in securities, at
  identified cost ................        $ 44,737,126        $281,022,105        $350,814,358
                                          ============        ============        ============

Investments in securities, at
  market value - see
  accompanying schedules for
  detail .........................        $ 44,737,126        $286,478,830        $349,487,641
Cash in bank on demand
  deposit ........................                  33                  --                  --
Accrued interest and dividends
  receivable .....................                  --           1,715,001           5,443,513
Receivable for investment
  securities sold ................                  --                  --           1,624,680
Receivable for principal
  paydowns .......................                  --             230,879                  --
Other
  receivables ....................                  --                  --                  --
Receivable for Fund shares
  sold ...........................                  --             157,407             153,658
                                          ------------        ------------        ------------

         Total assets ............          44,737,159         288,582,117         356,709,492
                                          ------------        ------------        ------------

LIABILITIES
Disbursements in excess of
  cash balances ..................                  --                  --                  --
Payable for investment securities
  purchased - when issued (note 1)                  --                  --                  --
Payable for investment securities
  purchased ......................                  --                  --           2,823,877
Payable for Fund shares
  redeemed .......................              82,741              36,499             246,677
Cash portion of dividends
  payable to shareholders ........              23,311             905,893           1,115,514
Other
  payables .......................                  --               2,221              10,646
Accrued investment management
  and advisory services fee ......              21,132             195,873             231,720
                                          ------------        ------------        ------------

         Total liabilities .......             127,184           1,140,486           4,428,434
                                          ------------        ------------        ------------

Net assets applicable to
  outstanding capital stock ......        $ 44,609,975        $287,441,631        $352,281,058
                                          ============        ============        ============

  Capital Stock Par ..............        $      0.001        $       0.01        $      0.001

  Authorized shares (000's) ......          10,000,000          10,000,000          10,000,000
  Outstanding shares .............          44,613,060          26,628,683          35,584,890
                                          ============        ============        ============

Net asset value per share of
  outstanding capital stock ......        $       1.00        $      10.79        $       9.90
                                          ============        ============        ============

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                MINNESOTA            FLORIDA
                TAX-FREE            TAX-FREE
                 INCOME              INCOME               BOND
                  FUND                FUND                FUND
              ------------        ------------        ------------

              $215,732,668        $  2,602,489        $ 14,293,594
              ============        ============        ============




              $218,275,207        $  2,610,463        $ 14,837,382

                        --              20,505                 604

                 3,424,965              51,779             152,971

                 2,915,363                  --                  --

                        --                  --               2,715

                     1,269                  --                  --

                    56,300                  --                 838
              ------------        ------------        ------------

               224,673,104           2,682,747          14,994,510
              ------------        ------------        ------------




              ------------        ------------        ------------

                 2,609,896                  --                  --

                 3,331,611              26,922                  --

                     3,888                  --               1,038

                   806,287               6,253              59,615

                        --                  --                 191

                   148,271               1,799              10,218
              ------------        ------------        ------------

                 6,899,953              34,974              71,062
              ------------        ------------        ------------


              $217,773,151        $  2,647,773        $ 14,923,448
              ============        ============        ============

              $      0.001        $      0.001        $      0.001

                10,000,000          10,000,000          10,000,000
                21,223,101             263,560           1,482,180
              ============        ============        ============


              $      10.26        $      10.05        $      10.07
              ============        ============        ============


         See accompanying notes to financial statements on pages 68 - 72.     63

SIT MUTUAL FUNDS
ONE YEAR ENDED MARCH 31, 2004
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                                                                 U.S.
                                                           MONEY              GOVERNMENT            TAX-FREE
                                                           MARKET             SECURITIES             INCOME
ASSETS                                                      FUND                 FUND                 FUND
                                                        ------------         ------------         ------------
INVESTMENT INCOME:
   INCOME:
      Interest                                          $    666,803         $ 11,087,930         $ 18,981,418
                                                        ------------         ------------         ------------
           Total income                                      666,803           11,087,930           18,981,418
                                                        ------------         ------------         ------------

   EXPENSES (NOTE 3):
      Investment management and
         advisory services fee                               462,406            2,801,849            3,036,296
         Less fees and expenses absorbed
           by investment adviser                            (160,167)            (100,000)            (129,537)
                                                        ------------         ------------         ------------

         Total net expenses                                  302,239            2,701,849            2,906,759
                                                        ------------         ------------         ------------

         Net investment income                               364,564            8,386,081           16,074,659
                                                        ------------         ------------         ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
      Net realized gain (loss)                                    --           (1,912,803)          (5,180,250)

      Net change in unrealized appreciation
         (or depreciation) on investments
                                                                  --             (443,196)           3,234,491
                                                        ------------         ------------         ------------

         Net gain (loss) on investments                           --           (2,355,999)          (1,945,759)
                                                        ------------         ------------         ------------

Net increase (decrease)  in net assets resulting
  from operations                                       $    364,564         $  6,030,082         $ 14,128,900
                                                        ============         ============         ============

(*) Period from commencement of operations, December 31, 2003

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                MINNESOTA            FLORIDA
                TAX-FREE             TAX-FREE
                 INCOME               INCOME              BOND
                  FUND                FUND(*)             FUND
             ------------         ------------        ------------


             $ 11,335,791         $     18,064        $    957,808
             ------------         ------------        ------------
               11,335,791               18,064             957,808
             ------------         ------------        ------------



                1,716,463                4,386             140,648


             ------------         ------------        ------------

                1,716,463                4,386             140,648
             ------------         ------------        ------------

                9,619,328               13,678             817,160
             ------------         ------------        ------------



                 (566,405)                 249             106,213


                1,430,127                7,974             177,221
             ------------         ------------        ------------

                  863,722                8,223             283,434
             ------------         ------------        ------------


             $ 10,483,050         $     21,901        $  1,100,594
             ============         ============        ============






         See accompanying notes to financial statements on pages 68 - 72.     65

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                        MONEY
                                                                        MARKET                           U.S. GOVERNMENT
                                                                         FUND                            SECURITIES FUND
                                                          ----------------------------------  ----------------------------------
                                                            YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                             MARCH 31,          MARCH 31,          MARCH 31,          MARCH 31,
                                                               2004               2003               2004               2003
                                                          -------------      -------------      -------------      -------------
OPERATIONS:
   Net investment income ............................     $     364,564      $     827,964      $   8,386,081      $  12,773,972
   Net realized gain (loss) on investments ..........                --                 --         (1,912,803)           191,850
   Net change in unrealized appreciation
     (depreciation) of investments ..................                --                 --           (443,196)         2,579,600
                                                          -------------      -------------      -------------      -------------

      Net increase (decrease) in net assets resulting
          from operations ...........................           364,564            827,964          6,030,082         15,545,422
                                                          -------------      -------------      -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ............................          (364,564)          (827,964)        (8,386,081)       (12,773,972)
   Net realized gains on investments ................                --                 --                 --                 --
                                                          -------------      -------------      -------------      -------------

      Total distributions ...........................          (364,564)          (827,964)        (8,386,081)       (12,773,972)
                                                          -------------      -------------      -------------      -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold ........................       293,752,413        455,807,319        138,253,374        375,452,226
   Reinvested distributions .........................           253,263            560,232          7,544,075         11,592,130
   Payments for shares redeemed .....................      (323,238,848)      (476,309,083)      (264,839,538)      (192,923,331)
                                                          -------------      -------------      -------------      -------------

      Increase (decrease) in net assets from
        capital share transactions ..................       (29,233,172)       (19,941,532)      (119,042,089)       194,121,025
                                                          -------------      -------------      -------------      -------------

         Total increase (decrease) in net assets ....       (29,233,172)       (19,941,532)      (121,398,088)       196,892,475
NET ASSETS
   Beginning of period ..............................        73,843,147         93,784,679        408,839,719        211,947,244
                                                          -------------      -------------      -------------      -------------
   End of period ....................................     $  44,609,975      $  73,843,147      $ 287,441,631      $ 408,839,719
                                                          =============      =============      =============      =============
NET ASSETS CONSIST OF:
   Capital (par value and paid-in surplus) ..........     $  44,609,975      $  73,843,147      $ 286,424,977      $ 405,467,066
   Undistributed (distributions in excess of) net
     investment income ..............................                --                 --                 --                 --
   Accumulated net realized gain (loss) from
     security transactions ..........................                --                 --         (4,440,071)        (2,527,268)
   Unrealized appreciation (depreciation)
     on investments .................................                --                 --          5,456,725          5,899,921
                                                          -------------      -------------      -------------      -------------
                                                          $  44,609,975      $  73,843,147      $ 287,441,631      $ 408,839,719
                                                          =============      =============      =============      =============

CAPITAL TRANSACTIONS IN SHARES:
   Sold .............................................       293,752,412        455,807,360         12,864,871         34,677,651
   Reinvested distributions .........................           253,263            560,232            702,008          1,071,578
   Redeemed .........................................      (323,238,848)      (476,309,083)       (24,694,458)       (17,827,236)
                                                          -------------      -------------      -------------      -------------

Net increase (decrease) .............................       (29,233,173)       (19,941,491)       (11,127,579)        17,921,993
                                                          =============      =============      =============      =============

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
            TAX-FREE                     MINNESOTA TAX-FREE                FLORIDA TAX-FREE                     BOND
          INCOME FUND                       INCOME FUND                      INCOME FUND                        FUND
------------------------------    ------------------------------    ----------------------------   -------------------------------
                                                                     THREE MONTHS
  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED         ENDED         YEAR ENDED     YEAR ENDED       YEAR ENDED
   MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,       MARCH 31,       MARCH 31,        MARCH 31,
     2004             2003             2004             2003             2004            2003            2004             2003
-------------    -------------    -------------    -------------    -------------    -----------   -------------    -------------
$  16,074,659    $  19,371,555    $   9,619,328    $   9,589,605    $      13,678             --   $     817,160    $     923,071
   (5,180,250)         881,329         (566,405)        (997,718)             249             --         106,213           88,365

    3,234,491        4,490,386        1,430,127        5,502,200            7,974             --         177,221          251,470
-------------    -------------    -------------    -------------    -------------    -----------   -------------    -------------


   14,128,900       24,743,270       10,483,050       14,094,087           21,901             --       1,100,594        1,262,906
-------------    -------------    -------------    -------------    -------------    -----------   -------------    -------------

  (16,074,659)     (19,371,555)      (9,619,328)      (9,589,605)         (13,678)            --        (817,160)        (923,005)
           --               --               --               --               --             --              --               --
-------------    -------------    -------------    -------------    -------------    -----------   -------------    -------------

  (16,074,659)     (19,371,555)      (9,619,328)      (9,589,605)         (13,678)            --        (817,160)        (923,005)
-------------    -------------    -------------    -------------    -------------    -----------   -------------    -------------

   78,962,625      122,526,104       61,673,832       77,074,420        2,632,125             --       4,564,417       12,874,720
   13,966,051       16,287,715        7,727,688        7,783,102            7,425             --         801,760          867,206
 (153,120,558)    (170,198,305)     (71,860,224)     (65,269,259)              --             --     (10,423,529)      (9,121,542)
-------------    -------------    -------------    -------------    -------------    -----------   -------------    -------------


  (60,191,882)     (31,384,486)      (2,458,704)      19,588,263        2,639,550             --      (5,057,352)       4,620,384
-------------    -------------    -------------    -------------    -------------    -----------   -------------    -------------

  (62,137,641)     (26,012,771)      (1,594,982)      24,092,745        2,647,773             --      (4,773,918)       4,960,285

  414,418,699      440,431,470      219,368,133      195,275,388               --             --      19,697,366       14,737,081
-------------    -------------    -------------    -------------    -------------    -----------   -------------    -------------
$ 352,281,058    $ 414,418,699    $ 217,773,151    $ 219,368,133    $   2,647,773             --   $  14,923,448    $  19,697,366
=============    =============    =============    =============    =============    ===========   =============    =============

$ 383,433,584    $ 443,625,466    $ 222,359,281    $ 224,853,762    $   2,639,550             --   $  14,688,844    $  19,746,196

           --               --               --               --               --             --              --               --

  (29,825,809)     (24,645,559)      (7,128,669)      (6,598,041)             249             --        (309,184)        (415,397)

   (1,326,717)      (4,561,208)       2,542,539        1,112,412            7,974             --         543,788          366,567
-------------    -------------    -------------    -------------    -------------    -----------   -------------    -------------

$ 352,281,058    $ 414,418,699    $ 217,773,151    $ 219,368,133    $   2,647,773             --   $  14,923,448    $  19,697,366
=============    =============    =============    =============    =============    ===========   =============    =============


    8,012,221       12,327,611        6,042,923        7,586,422          262,821             --         460,510        1,305,543
    1,414,778        1,637,735          757,985          766,203              739             --          80,921           87,771
  (15,522,405)     (17,112,887)      (7,049,298)      (6,428,863)              --             --      (1,051,186)        (923,618)
-------------    -------------    -------------    -------------    -------------    -----------   -------------    -------------

   (6,095,406)      (3,147,541)        (248,390)       1,923,762          263,560             --        (509,755)         469,696
=============    =============    =============    =============    =============    ===========   =============    =============


         See accompanying notes to financial statements on pages 68 - 72.     67

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Sit Mutual Funds (the Funds) are 100% no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota and Florida Tax-Free Income Funds which are non-diversified), open-end management investment companies, or series thereof. The Sit Bond Fund, Sit Minnesota Tax-Free Income Fund, and the Sit Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. The Sit Florida Tax-Free Income Fund is a series fund of Sit Mutual Funds Trust. This report covers the bond funds of the Sit Mutual Funds. The investment objective for each Fund is as follows:

     ---------------------------------------------------------------------------
           FUND                     INVESTMENT OBJECTIVES
     ---------------------------------------------------------------------------
       Money Market      Maximum current income with the preservation of capital
                         and maintenance of liquidity.
     ---------------------------------------------------------------------------
     U.S. Government     High current income and safety of principal.
      Securities
     ---------------------------------------------------------------------------
     Tax-Free Income     High current income that is exempt from federal income
                         tax, consistent with the preservation of capital.
     ---------------------------------------------------------------------------
        Minnesota        High current income that is exempt from federal income
     Tax-Free Income     tax and Minnesota regular personal income tax,
                         consistent with the preservation of capital.
     ---------------------------------------------------------------------------
         Florida         High current income that is exempt from federal regular
     Tax-Free Income     income tax by investing in securities that are exempt
                         from the Florida intangibles tax.
     ---------------------------------------------------------------------------
          Bond           Maximize total return, consistent with the preservation
                         of capital.
     ---------------------------------------------------------------------------

     Significant accounting policies followed by the Funds are summarized below:

     INVESTMENTS IN SECURITIES
     Securities maturing more than 60 days from the valuation date, with the exception of those in Money Market Fund, are valued at the market price supplied by an independent pricing vendor based on current interest rates; those securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities are valued at fair value based on procedures determined in good faith by the Boards of Directors. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, all securities in the Money Market Fund are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

     Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis. Dividends received from closed-end fund holdings are included in Interest Income and are generated from the underlying investments.

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     Delivery and payment for securities which have been purchased by the Funds on a forward commitment or when-issued basis can take place two weeks or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery, and the Funds maintain, in a segregated account with their custodian, assets with a market value greater than the amount of their purchase commitments. As of March 31, 2004, the Minnesota Tax-Free Income Fund had entered into when-issued or forward commitments of $2,609,896.

     The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

     The Florida Tax-Free Income Fund concentrates its investments in Florida, and therefore may have more credit risk related to the economic conditions in the state of Florida than a portfolio with broader geographical diversification.

     FEDERAL TAXES
     The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

     Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. The tax character of distributions paid during the fiscal years ended March 31, was as follows:

     YEAR ENDED MARCH 31, 2004:

                                                     Long Term
                                  Ordinary Income   Capital Gain      Total
                                  ---------------   ------------   -----------
     Money Market                      $364,564         -----         $364,564
     U.S. Government Securities      $8,386,081         -----       $8,386,081
     Tax-Free Income (*)            $16,074,659         -----      $16,074,659
     MN Tax-Free Income (*)          $9,619,328         -----       $9,619,328
     FL Tax-Free Income (*)             $13,678         -----          $13,678
     Bond                              $817,160         -----         $817,160

     (*) 100% of dividends were derived from interest on tax-exempt securities.

SIT MUTUAL FUNDS
--------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)



     YEAR ENDED MARCH 31, 2003:

                                                      Long Term
                                 Ordinary Income     Capital Gain     Total
                                 ---------------     ------------  -----------
     Money Market                      $827,964         -----         $827,964
     U.S. Government Securities     $12,773,972         -----      $12,773,972
     Tax-Free Income (*)            $19,371,555         -----      $19,371,555
     MN Tax-Free Income (*)          $9,589,605         -----       $9,589,605
     FL Tax-Free Income (*)                 N/A         -----              N/A
     Bond                              $923,005         -----         $923,005

     (*) 100% of dividends were derived from interest on tax-exempt securities.

     As of March 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                                                    Unrealized
                                   Undistributed    Accumulated    Appreciation
                                  Ordinary Income   Gain (Loss)   (Depreciation)
                                  ---------------   -----------   --------------
     Money Market                       $23,311          -----           -----
     U.S. Government Securities         905,893    ($4,440,071)     $5,456,725
     Tax-Free Income                  1,115,514    (29,825,809)     (1,326,717)
     MN Tax-Free Income                 806,287     (7,128,669)      2,542,539
     FL Tax-Free Income                   6,253            249           7,974
     Bond                                59,615       (309,184)        543,788

     Accumulated net realized gains (losses) from the Statement of Changes in Net Assets have been increased (decreased) by permanent book-to-tax differences resulting in reclassification of additional paid-in-capital as follows:

                                   Accumulated Net           Additional
                               Realized Gains (Losses)     Paid-In-Capital
                               -----------------------     ---------------
     MN Tax-Free Income                $35,777               ($35,777)

     As of March 31, 2004, for federal income tax purposes, some Funds have capital loss carryovers which, if not offset by subsequent gains will begin to expire as follows:

                                    Loss Carryover          Expiration Year
                                    --------------          ---------------
     U.S. Government Securities       $4,440,071                2007
     Tax-Free Income                 $29,825,809                2008
     MN Tax-Free Income               $7,128,669                2008
     Bond                               $309,184                2008

     DISTRIBUTIONS
     Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds' capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

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     USE OF ESTIMATES
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

     PROXY VOTING POLICIES AND PROCEDURES
     Each Fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-332-5580.

     Beginning in August, 2004, each Fund will file its proxy voting record with the SEC and that record will be available on the SEC's website and from the Fund.

(2)  INVESTMENT SECURITY TRANSACTIONS

     Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended March 31, 2004, were as follows:

                                             Purchases ($)       Proceeds ($)
                                             -------------       ------------
     U.S. Government Securities Fund          198,373,455         314,354,417
     Tax-Free Income Fund                     119,924,037         178,821,438
     Minnesota Tax-Free Income Fund            75,337,785          54,963,113
     Florida Tax-Free Income Fund               2,688,646              78,875
     Bond Fund                                 11,863,325          15,890,495

     For the Money Market Fund during the period ended March 31, 2004 purchases of and proceeds from sales and maturities of investment securities aggregated $981,574,157 and $1,011,332,000, respectively.

(3)  EXPENSES
     INVESTMENT ADVISER
     The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Funds' assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. SIA also is obligated to pay all of the Funds' expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

                                                          Average Daily
                                                           Net Assets
                                                          -------------
     Bond Fund                                                .80%
     Tax-Free Income Fund                                     .80%
     Minnesota Tax-Free Income Fund                           .80%
     Florida Tax-Free Income Fund                             .80%

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                               First              Over
                                            $50 Million        $50 Million
                                            -----------        -----------
     Money Market Fund                          .80%               .60%
     U.S. Government Securities Fund           1.00%               .80%

     For the period October 1, 1993, through December 31, 2004, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the Tax-Free Income Fund to an annual rate of .70% of the Fund's average daily net assets in excess of $250 million and .60% of the Fund's average daily net assets in excess of $500 million. After December 31, 2004, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

     For the period October 1, 1993, through December 31, 2004, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the U.S. Government Securities Fund and Money Market Fund to an annual rate of .80% and .50%, respectively of the Fund's average daily net assets. After December 31, 2004, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

     As of March 31, 2004, the Bond Fund had invested $91,000 in the Sit Money Market Fund. The terms of such transactions were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, SIA remits to the Fund an amount equal to all fees otherwise due to them under its investment management agreement for the assets invested in the Sit Money Market Fund.

     TRANSACTIONS WITH AFFILIATES

     The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of March 31, 2004:

                                                Shares           % Outstanding
                                              ----------         -------------
     Money Market Fund                        11,966,811              26.8
     U.S. Government Securities Fund             302,147               1.1
     Tax-Free Income Fund                      2,171,039               6.1
     Minnesota Tax-Free Income Fund            1,088,258               5.1
     Florida Tax-Free Income Fund                207,061              78.6
     Bond Fund                                   140,765               9.5


(4)  FINANCIAL HIGHLIGHTS
     Per share data for a share of capital stock outstanding during the period and selected supplemental and ratio information for each period(s), are indicated on pages 73 through 78.

SIT MONEY MARKET FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                            Years Ended March 31,
                                                       ------------------------------------------------------------
                                                           2004         2003         2002         2001         2000
===================================================================================================================
NET ASSET VALUE:
  Beginning of period                                  $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                    0.01         0.01         0.03         0.06         0.05
-------------------------------------------------------------------------------------------------------------------
Total from operations                                      0.01         0.01         0.03         0.06         0.05
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                              (0.01)       (0.01)       (0.03)       (0.06)       (0.05)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  End of period                                        $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
-------------------------------------------------------------------------------------------------------------------
Total investment return(1)                                 0.60%        1.13%        2.63%        6.00%        5.05%
-------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)            $ 44,610     $ 73,843     $ 93,785     $110,505     $150,897

RATIOS:
  Expenses to average daily net assets                     0.50%(2)     0.50%(2)     0.50%(2)     0.50%(2)     0.50%(2)
  Net investment income to average daily net assets        0.60%(2)     1.14%(2)     2.65%(2)     5.88%(2)     5.05%(2)

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Total Fund expenses are contractually limited to .80% of average daily net assets for the first $50 million in Fund net assets and .60% of average daily net assets for Fund net assets exceeding $50 million. However, during the years ended March 31, 2004, 2003, 2002, 2001, and 2000, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average average daily net assets would have been .76%, .74%, .70%, .67%, and .71% for each of these periods and the ratio of net investment income to average daily net assets would have been .34%, .90%, 2.45%, 5.71%, and 4.84%, respectively.

SIT U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                   Years Ended March 31,
                                                              ------------------------------------------------------------
                                                                  2004         2003         2002         2001         2000
==========================================================================================================================
NET ASSET VALUE:
  Beginning of period                                         $  10.83     $  10.69     $  10.59     $  10.22     $  10.51
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                            .27          .45          .58          .65          .59
  Net realized and unrealized gains
    (losses) on investments                                       (.04)         .14          .10          .37         (.29)
--------------------------------------------------------------------------------------------------------------------------
Total from operations                                              .23          .59          .68         1.02          .30
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                      (.27)        (.45)        (.58)        (.65)        (.59)
  From realized gains                                               --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (.27)        (.45)        (.58)        (.65)        (.59)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  End of period                                               $  10.79     $  10.83     $  10.69     $  10.59     $  10.22
--------------------------------------------------------------------------------------------------------------------------
Total investment return(1)                                        2.19%        5.60%        6.53%       10.34%        2.92%
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                   $287,442     $408,840     $211,947     $154,356     $135,841

RATIOS:
  Expenses to average daily net assets                            0.80%(2)     0.80%(2)     0.80%(2)     0.80%(2)     0.80%(2)
  Net investment income to average daily net assets               2.48%(2)     3.98%(2)     5.40%(2)     6.30%(2)     5.66%(2)
Portfolio turnover rate (excluding short-term securities)        61.99%       77.06%       54.69%       55.53%       98.17%

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Total Fund expenses are contractually limited to 1.00% of average daily net assets for the first $50 million in Fund net assets and .80% of average daily net assets for Fund net assets exceeding $50 million. However, during the years ended March 31, 2004, 2003, 2002, 2001, and 2000 the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average Daily net assets would have been .83%, .83%, .85%, .87%, and .86% for each of these periods and the ratio of net investment income to average daily net assets would have been 2.45%, 3.95%, 5.35%, 6.23%, and 5.60%, respectively.

SIT TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                   Years Ended March 31,
                                                              ------------------------------------------------------------
                                                                  2004         2003         2002         2001         2000
==========================================================================================================================
NET ASSET VALUE:
  Beginning of period                                         $   9.94     $   9.82     $   9.90     $   9.57     $  10.39
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                            .42          .45          .48          .51          .51
  Net realized and unrealized gains
    (losses) on investments                                       (.04)         .12         (.08)         .33         (.82)
--------------------------------------------------------------------------------------------------------------------------
Total from operations                                              .38          .57          .40          .84         (.31)
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                      (.42)        (.45)        (.48)        (.51)        (.51)
  From realized gains                                               --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                               (.42)        (.45)        (.48)        (.51)        (.51)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  End of period                                               $   9.90     $   9.94     $   9.82     $   9.90     $   9.57
--------------------------------------------------------------------------------------------------------------------------
Total investment return(1)                                        3.89%        5.90%        4.05%        9.02%       (2.98%)
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                   $352,281     $414,419     $440,431     $502,184     $582,549

RATIOS:
  Expenses to average daily net assets                            0.76%(2)     0.76%(2)     0.75%(2)     0.74%(2)     0.70%(2)
  Net investment income to average daily net assets               4.23%(2)     4.53%(2)     4.79%(2)     5.27%(2)     5.15%(2)
Portfolio turnover rate (excluding short-term securities)        32.33%       37.98%       40.02%       12.14%       24.72%

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Total Fund expenses are contractually limited to .80% of average daily net assets. However, during the years ended March 31, 2004, 2003, 2002, 2001, and 2000, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .80% for these periods, and the ratio of net investment income to average daily net assets would have been 4.19%, 4.49%, 4.74%, 5.21%, and 5.05%, respectively.

SIT MINNESOTA TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                  Years Ended March 31,
                                                              ------------------------------------------------------------
                                                                  2004         2003         2002         2001         2000
==========================================================================================================================
NET ASSET VALUE:
  Beginning of period                                         $  10.22     $   9.99     $  10.01     $   9.73     $  10.55
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                            .46          .47          .49          .52          .52
  Net realized and unrealized gains
    (losses) on investments                                        .04          .23         (.02)         .28         (.82)
--------------------------------------------------------------------------------------------------------------------------
Total from operations                                              .50          .70          .47          .80         (.30)
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                      (.46)        (.47)        (.49)        (.52)        (.52)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  End of period                                               $  10.26     $  10.22     $   9.99     $  10.01     $   9.73
--------------------------------------------------------------------------------------------------------------------------
Total investment return(1)                                        4.99%        7.14%        4.74%        8.43%       (2.84%)
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                   $217,773     $219,368     $195,275     $181,182     $172,905

RATIOS:
  Expenses to average daily net assets                            0.80%        0.80%        0.80%        0.80%        0.80%
  Net investment income to average daily net assets               4.47%        4.62%        4.87%        5.27%        5.16%
Portfolio turnover rate (excluding short-term securities)        27.31%       19.51%       23.81%       14.59%       18.50%

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

SIT FLORIDA TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                            Three months
                                                               ended
                                                              March 31,
                                                                2004
                                                           --------------

=============================================================================
NET ASSET VALUE:
  Beginning of period                                          $10.00
-----------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           .06
  Net realized and unrealized gains
    (losses) on investments                                       .05
-----------------------------------------------------------------------------
Total from operations                                             .11
-----------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                     (.06)
-----------------------------------------------------------------------------
NET ASSET VALUE:
  End of period                                                $10.05
-----------------------------------------------------------------------------
Total investment return (1)                                      1.08%
-----------------------------------------------------------------------------
Net assets at end of period (000's omitted)                    $2,648

RATIOS:
  Expenses to average daily net assets                           0.80%(2)
  Net investment income to average daily net assets              2.49%(2)
Portfolio turnover rate (excluding short-term securities)        3.45%

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)  Adjusted to an annual rate.

SIT BOND FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                  Years Ended March 31,
                                                              ------------------------------------------------------------
                                                                  2004         2003         2002         2001         2000
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  Beginning of period                                         $   9.89     $   9.68     $   9.80     $   9.43     $   9.95
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                            .46          .53          .62          .64          .58
  Net realized and unrealized gains
     (losses) on investments                                       .18          .21         (.12)         .37         (.50)
--------------------------------------------------------------------------------------------------------------------------
Total from operations                                              .64          .74          .50         1.01          .08
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                      (.46)        (.53)        (.62)        (.64)        (.58)
  From realized gains                                               --           --           --           --         (.02)
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                               (.46)        (.53)        (.62)        (.64)        (.60)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  End of period                                               $  10.07     $   9.89        $9.68     $   9.80     $   9.43
--------------------------------------------------------------------------------------------------------------------------
Total investment return(1)                                        6.66%        7.74%        5.18%       11.18%        0.93%
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                   $ 14,923     $ 19,697      $14,737     $ 13,281     $ 12,162

RATIOS:
  Expenses to average daily net assets                            0.80%        0.80%        0.80%        0.80%        0.80%
  Net investment income to average daily net assets               4.64%        5.30%        6.34%        6.79%        6.06%
Portfolio turnover rate (excluding short-term securities)        70.43%       76.19%       91.23%       89.65%      131.67%

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS REPORT

The Board of Directors and Shareholders
Sit Money Market Fund, Inc.
Sit U.S. Government Securities Fund, Inc.
Sit Mutual Funds II, Inc.
Sit Mutual Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Sit Money Market Fund, Inc., Sit U.S. Government Securities Fund, Inc., Sit Bond Fund (a series of Sit Mutual Funds II, Inc.), Sit Tax-Free Income Fund (a series of Sit Mutual Funds II, Inc.), Sit Minnesota Tax-Free Income Fund (a series of Sit Mutual Funds II, Inc.), and Sit Florida Tax-Free Income Fund (a series of Sit Mutual Funds Trust), as of March 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit Money Market Fund, Sit U.S. Government Securities Fund, Sit Bond Fund, Sit Tax-Free Income Fund, Sit Minnesota Tax-Free Income Fund, and Sit Florida Tax-Free Income Fund as of March 31, 2004, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG  LLP

May 7, 2004

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
RESULTS OF SHAREHOLDER MEETING

The annual meeting of the shareholders of the Funds was held on October 20, 2003. Directors elected by the shareholders were as follows: Eugene C. Sit, William E. Frenzel, John E. Hulse, Sidney L. Jones, Bruce C. Lueck, and Donald
W. Phillips. The matters voted on by the shareholders of record as of August 21, 2003 and results of the shareholders' vote at the October 20, 2003 meeting were as follows:

PROPOSAL ONE:  ELECTION OF DIRECTORS
=================================================================================================================================
                                        SIT               JONES            FRENZEL              LUECK
                                  --------------     --------------     --------------      --------------

US GOVERNMENT SECURITIES
     For                          26,249,380.672     26,454,450.054     26,210,703.305      26,438,895.148
     Against                         472,228.349        267,158.967        510,905.716         282,713.873
     Abstain                               0.000              0.000              0.000               0.000

TAX-FREE INCOME
     For                          28,128,126.860     28,184,773.804     28,081,071.378      28,210,184.583
     Against                         361,466.781        304,819.837        408,522.263         279,409.058
     Abstain                               0.000              0.000              0.000               0.000

MONEY MARKET
     For                          47,556,740.734     47,551,270.254     47,546,946.954      47,556,740.734
     Against                         154,976.090        160,446.570        164,769.870         154,976.090
     Abstain                               0.000              0.000              0.000               0.000

MN TAX-FREE INCOME
     For                          13,528,412.960     13,671,963.666     13,488,388.755      13,680,571.686
     Against                         239,087.801         95,537.095        279,112.006          86,929.075
     Abstain                               0.000              0.000              0.000               0.000

BOND
     For                           1,088,343.294      1,088,343.294      1,088,343.294       1,088,343.294
     Against                           9,618.930          9,618.930          9,618.930           9,618.930
     Abstain                               0.000              0.000              0.000               0.000

--------------------------------------------------------------------------[LOGO]

                                                               PROPOSAL TWO:  RATIFY KPMG LLP AS THE FUNDS' AUDITORS
===========================================                    =============================================================
           HULSE             PHILLIPS
      --------------      --------------
                                                               US GOVERNMENT SECURITIES
      26,415,668.884      26,473,702.606                            For                                      26,209,141.860
         305,940.137         247,906.415                            Against                                     163,256.479
               0.000               0.000                            Abstain                                     349,210.682

                                                               TAX-FREE INCOME
      28,113,449.413      28,128,673.768                            For                                      27,913,534.695
         376,144.228         360,919.873                            Against                                     276,719.629
               0.000               0.000                            Abstain                                     299,339.317

                                                               MONEY MARKET
      47,556,740.734      47,556,740.734                            For                                      47,589,019.174
         154,976.090         154,976.090                            Against                                     116,077.910
               0.000               0.000                            Abstain                                       6,619.740

                                                               MN TAX-FREE INCOME
      13,671,963.666      13,677,194.340                            For                                      13,500,575.224
          95,537.095          90,306.417                            Against                                      72,021.326
               0.000               0.000                            Abstain                                     194,904.211

                                                               BOND
       1,088,343.294       1,088,343.294                            For                                       1,095,171.792
           9,618.930           9,618.930                            Against                                       2,790.432
               0.000               0.000                            Abstain                                           0.000

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
INFORMATION ABOUT DIRECTORS AND OFFICERS

The Sit Mutual Funds are a family of 14 no-load mutual funds. The six Bond Funds described in this Bond Funds Annual Report are the Sit Money Market Fund, Sit U.S. Government Securities Fund, Sit Tax-Free Income Fund, Sit Minnesota Tax-Free Income Fund, Sit Florida Tax-Free Income Fund, and the Sit Bond Fund (the "Funds" or individually, a "Fund"). The eight stock funds within the Sit Mutual Fund family are described in a Stock Funds Statement of Additional Information (SAI). The Sit Money Market Fund, Sit U.S. Government Securities Fund, the corporate issuer of the Sit Florida Tax-Free Income Fund and the corporate issuer of the Sit Bond Fund, Sit Tax-Free Income Fund and the Sit Minnesota Tax-Free Income Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds' policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The business address, unless otherwise noted below, is that of the Funds' investment adviser
- 4600 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The Bond Funds SAI has additional information about the fund's directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

 ------------------- ------------------ ------------------ ------------------ ------------------ -----------------
                                                                                  NUMBER OF
                                                               PRINCIPAL          FUNDS IN            OTHER
       NAME,             POSITION       TERM OF OFFICE(1)     OCCUPATIONS       FUND COMPLEX      DIRECTORSHIPS
      ADDRESS            HELD WITH        AND LENGTH OF       DURING PAST        OVERSEEN BY         HELD BY
      AND AGE            THE FUNDS         TIME SERVED        FIVE YEARS          DIRECTOR         DIRECTOR(4)
 ------------------- ------------------ ------------------ ------------------ ------------------ -----------------
 INTERESTED DIRECTORS:
 -------------------------------------- ------------------ ------------------ ------------------ -----------------
 Eugene C. Sit(2)    Director and       Director since     Chairman, CEO             14               None.
 Age: 65             Chairman           inception.         and CIO of Sit
                                                           Investment
                                                           Associates, Inc.
                                                           (the "Adviser")
                                                           and Sit/Kim
                                                           International
                                                           Investment
                                                           Associates, Inc.
                                                           ("Sit/Kim");
                                                           Director of SIA
                                                           Securities Corp.
                                                           (the
                                                           "Distributor"),
                                                           and Chairman and
                                                           CEO of Sit
                                                           Investment Fixed
                                                           Income Advisors,
                                                           Inc. ("SF").
 ------------------- ------------------ ------------------ ------------------ ------------------ -----------------
 William E.          Director           Director since     Guest Scholar at          14               None.
 Frenzel(2)                             1991 or the        The Brookings
 Age: 75                                Fund's inception   Institution and
                                        if later.          member of
                                                           several
                                                           government
                                                           policy
                                                           committees,
                                                           foundations and
                                                           organizations;
                                                           Advisory
                                                           Director of the
                                                           Adviser;
                                                           Director of
                                                           Sit/Kim and SF.
 ------------------- ------------------ ------------------ ------------------ ------------------ -----------------

 ------------------- ------------------ ------------------ ------------------ ------------------ -----------------
                                                                                  NUMBER OF
                                                               PRINCIPAL          FUNDS IN            OTHER
       NAME,             POSITION       TERM OF OFFICE(1)     OCCUPATIONS       FUND COMPLEX      DIRECTORSHIPS
      ADDRESS            HELD WITH        AND LENGTH OF       DURING PAST        OVERSEEN BY         HELD BY
      AND AGE            THE FUNDS         TIME SERVED        FIVE YEARS          DIRECTOR         DIRECTOR(4)
 ------------------- ------------------ ------------------ ------------------ ------------------ -----------------
 INDEPENDENT DIRECTORS:
 -------------------------------------- ------------------ ------------------ ------------------ -----------------
 John E. Hulse       Director           Director since     Trustee, Pacific          14               None.
 Age: 70                                1995.              Gas & Electric
                                                           Nuclear
                                                           Decommissioning
                                                           Master Trust.
 ------------------- ------------------ ------------------ ------------------ ------------------ -----------------
 Sidney L. Jones     Director           Director from      Lecturer,                 14               None.
 Age: 70                                1988 to 1989 and   Washington
                                        from 1993 or the   Campus
                                        Fund's inception   Consortium of 17
                                        if later.          Universities;
                                                           Senior Advisor
                                                           to Lawrence and
                                                           Company,
                                                           Toronto, Canada.
 ------------------- ------------------ ------------------ ------------------ ------------------ -----------------
 Bruce C. Lueck      Director           Director since     President & CIO,          14               None.
 Age: 63                                2004.              Okabena
                                                           Investment
                                                           Services, Inc.
                                                           from 1985 to
                                                           2003; Board
                                                           Member, Okabena
                                                           Company from
                                                           1985 to 2003:
                                                           Board Member,
                                                           Zephyr
                                                           Management,
                                                           L.P., from 1995
                                                           to present.
 ------------------- ------------------ ------------------ ------------------ ------------------ -----------------
 Donald W. Phillips  Director           Director of the    CEO and CIO of            14               None.
 Age: 55                                International      WestLB Asset
                                        Fund since 1993,   Management (USA)
                                        and since 1990     LLC, 4/00 to
                                        or the Fund's      present;
                                        inception if       President of
                                        later for all      Forstmann-Leff
                                        other Funds.       International,
                                                           Inc. (an investment
                                                           adviser) from 1997 to
                                                           4/00.
 ------------------- ------------------ ------------------ ------------------ ------------------ -----------------
 Melvin C. Bahle     Director Emeritus  Director           Director and/or           14               None.
 Age: 84                                Emeritus           officer of
                                        since 1995.        several
                                                           foundations and
                                                           charitable
                                                           organizations.
 ------------------- ------------------ ------------------ ------------------ ------------------ -----------------
 OFFICERS:
 ------------------- ------------------ ------------------ ------------------ ------------------ -----------------
 Peter L.            Vice Chairman      Re-Elected by      Director and              N/A               N/A
 Mitchelson                             the Boards         President of the
 Age: 62                                annually;          Adviser;
                                        Officer since      Director and
                                        inception.         Executive Vice
                                                           President of Sit/Kim;
                                                           Director of the
                                                           Distributor; and Vice
                                                           Chairman of SF.
                                                           Director of the Sit
                                                           Funds through
                                                           4/30/02.
 ------------------- ------------------ ------------------ ------------------ ------------------ -----------------

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
INFORMATION ABOUT DIRECTORS AND OFFICERS (CONTINUED)

 ------------------- ------------------ ------------------ ------------------ ------------------ -----------------
                                                                                  NUMBER OF
                                                               PRINCIPAL          FUNDS IN            OTHER
       NAME,             POSITION       TERM OF OFFICE(1)     OCCUPATIONS       FUND COMPLEX      DIRECTORSHIPS
      ADDRESS            HELD WITH        AND LENGTH OF       DURING PAST        OVERSEEN BY         HELD BY
      AND AGE            THE FUNDS         TIME SERVED        FIVE YEARS          DIRECTOR         DIRECTOR(4)
 ------------------- ------------------ ------------------ ------------------ ------------------ -----------------
 OFFICERS (CONTINUED):
 -------------------------------------- ------------------ ------------------ ------------------ -----------------
 Roger J. Sit(3)     Executive Vice     Re-Elected by      Executive Vice            N/A               N/A
 Age: 42             President          the Boards         President -
                                        annually;          Research and
                                        Officer since      Investment
                                        1998.              Management of
                                                           the Adviser;
                                                           Director,
                                                           President, COO,
                                                           and Deputy CIO
                                                           of Sit/Kim.
 ------------------- ------------------ ------------------ ------------------ ------------------ -----------------
 Michael C. Brilley  Senior Vice        Re-Elected by      Senior Vice               N/A               N/A
 Age: 58             President          the Boards         President and
                                        annually;          Senior Fixed
                                        Officer since      Income Officer
                                        1985.              of the Adviser;
                                                           Director and
                                                           President and
                                                           Chief Fixed
                                                           Income Officer
                                                           of SF.
 ------------------- ------------------ ------------------ ------------------ ------------------ -----------------
 G. Todd Berkley     Chief Operating    Re-Elected by      COO of the                N/A               N/A
 Age: 42             Officer            the Boards         Funds; Sr. Vice
                                        annually;          President, US
                                        Officer since      Bancorp 12/00 to
                                        2002.              2/01; Vice
                                                           President, US
                                                           Bank 5/95 to
                                                           12/99.
 ------------------- ------------------ ------------------ ------------------ ------------------ -----------------
 Debra A. Sit(3)     Vice President,    Re-Elected by      Vice President -          N/A               N/A
 Age: 43             Investments        the Boards         Bond Investments
                                        annually;          of the Adviser;
                                        Officer since      Assistant
                                        1994.              Treasurer and
                                                           Assistant Secretary
                                                           of Sit/Kim and SF;
                                                           and Senior Vice
                                                           President -
                                                           Investments of SF.
 ------------------- ------------------ ------------------ ------------------ ------------------ -----------------
 Mark H. Book        Vice President -   Re-Elected by the  Vice President and        N/A               N/A
 Age: 40             Investments.       Boards annually;   Fixed Income
                     U.S. Government    Officer since      Portfolio Manager
                     and Bond Funds     2002.              of SF.
                     only.
 ------------------- ------------------ ------------------ ------------------ ------------------ -----------------
 Bryce A. Doty       Vice President -   Re-Elected by the  Vice President and        N/A               N/A
 Age: 37             Investments.       Boards annually;   Fixed Income
                     U.S. Government    Officer since      Portfolio Manager
                     and Bond Funds     1996.              of SF.
                     only.
 ------------------- ------------------ ------------------ ------------------ ------------------ -----------------

--------------------------------------------------------------------------[LOGO]

 ------------------- ------------------ ------------------ ------------------ ------------------ -----------------
                                                                                  NUMBER OF
                                                               PRINCIPAL          FUNDS IN            OTHER
       NAME,             POSITION       TERM OF OFFICE(1)     OCCUPATIONS       FUND COMPLEX      DIRECTORSHIPS
      ADDRESS            HELD WITH        AND LENGTH OF       DURING PAST        OVERSEEN BY         HELD BY
      AND AGE            THE FUNDS         TIME SERVED        FIVE YEARS          DIRECTOR         DIRECTOR(4)
 ------------------- ------------------ ------------------ ------------------ ------------------ -----------------
 OFFICERS (CONTINUED):
 ------------------- ------------------ ------------------ ------------------ ------------------ -----------------
 Paul J. Junquist    VicePresident -    Re-Elected by      Vice President            N/A               N/A
 Age: 42             Investments.       the Boards         and Fixed Income
                     Money Market, MN   annually;          Portfolio
                     Tax-Free Income,   Officer since      Manager of SF.
                     and FL Tax-Free    1996.
                     Income Funds
                     only.
 ------------------- ------------------ ------------------ ------------------ ------------------ -----------------
 Michael P. Eckert   Vice President -   Re-Elected by      Mutual Fund               N/A               N/A
 Age: 48             Institutional      the Boards         Institutional
                     Client Group.      annually;          Client Group of
                                        Officer since      Adviser
                                        1989.
 ------------------- ------------------ ------------------ ------------------ ------------------ -----------------
 Paul E. Rasmussen   Vice President     Re-Elected by      Vice President,           N/A               N/A
 Age: 43             and Treasurer      the Boards         Secretary,
                                        annually;          Controller and
                                        Officer since      Chief Compliance
                                        1994.              Officer of the
                                                           Adviser; Vice
                                                           President, Secretary,
                                                           and Chief Compliance
                                                           Officer of Sit/Kim
                                                           and SF; Presi-dent of
                                                           the Distributor.
 ------------------- ------------------ ------------------ ------------------ ------------------ -----------------
 Michael J. Radmer   Secretary          Re-Elected by      Partner of the            N/A               N/A
 Age: 59                                the Boards         Funds' general
                                        annually;          counsel, Dorsey
                                        Officer since      & Whitney, LLP
                                        1984.
 ------------------- ------------------ ------------------ ------------------ ------------------ -----------------
 Carla J. Rose       Vice President,    Re-Elected by      Vice President,           N/A               N/A
 Age: 37             Assistant          the Boards         Administration
                     Secretary &        annually;          and Deputy
                     Assistant          Officer since      Controller of
                     Treasurer          2000.              the Adviser;
                                                           Vice President,
                                                           Administration and
                                                           Controller of
                                                           Sit/Kim; Controller
                                                           and Treasurer of SF.
 ------------------- ------------------ ------------------ ------------------ ------------------ -----------------
 Kelly K. Boston     Assistant          Re-Elected by      Staff Attorney            N/A               N/A
 Age: 35             Secretary &        the Boards         of the Adviser.
                     Assistant          annually;
                     Treasurer          Officer since
                                        2000.
 ------------------- ------------------ ------------------ ------------------ ------------------ -----------------

(1) Each Director serves until their resignation, removal or the next meeting of the shareholders at which election of directors is an agenda item and until his successor is duly elected and shall qualify.
(2) Directors who are deemed to be "interested persons" of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an "interested person" because he is an officer of Sit Investment Associates, Inc., the Fund's investment adviser. Mr. Frenzel is deemed to be an interested person because he is an advisory director and shareholder of the Fund's investment adviser.
(3) Mr. Roger Sit is the son of Eugene C. Sit. Ms. Debra Sit is the daughter of Eugene C. Sit.
(4) Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

We are required by Federal tax regulations to provide shareholders with certain information regarding dividend distrituions on an annual fiscal year basis. The figures are for informational purposes only and should not be used for reporting to federal or state revenue agencies. All necessary tax information will be mailed in January each year.

                                              LONG-TERM                                                     LONG-TERM
                              ORDINARY         CAPITAL                                       ORDINARY        CAPITAL
FUND AND PAYABLE DATE        INCOME (A)       GAIN (B)     FUND AND PAYABLE DATE            INCOME (A)      GAIN (B)
--------------------------   ------------    ------------  ------------------------------  -------------   ------------
Money Market Fund                                          U.S. Government Securities Fund

  April 30, 2003                $0.00061          $ ----      April 30, 2003                   $0.02484         $ ----
  May 31, 2003                   0.00063            ----      May 31, 2003                      0.01296           ----
  June 30, 2003                  0.00058            ----      June 30, 2003                     0.01769           ----
  July 31, 2003                  0.00048            ----      July 31, 2003                     0.01939           ----
  August 31, 2003                0.00042            ----      August 31, 2003                   0.01733           ----
  September 30, 2003             0.00047            ----      September 30, 2003                0.02282           ----
  October 31, 2003               0.00047            ----      October 31, 2003                  0.01947           ----
  November 30, 2003              0.00042            ----      November 30, 2003                 0.01822           ----
  December 31, 2003              0.00050            ----      December 31, 2003                 0.02702           ----
  January 31, 2004               0.00047            ----      January 31, 2004                  0.02824           ----
  February 28, 2004              0.00041            ----      February 28, 2004                 0.03045           ----
  March 31, 2004                 0.00048            ----      March 31, 2004                    0.03400           ----
                             ------------    ------------                                  -------------   ------------
                                $0.00595(c)     $0.00000                                       $0.27241(c)    $0.00000
                             ============    ============                                  =============   ============


Bond Fund                                                  Tax-Free Income Fund

  April 30, 2003                $0.03494          $ ----      April 30, 2003                   $0.03691         $ ----
  May 31, 2003                   0.03784            ----      May 31, 2003                      0.03513           ----
  June 30, 2003                  0.03733            ----      June 30, 2003                     0.03614           ----
  July 31, 2003                  0.04216            ----      July 31, 2003                     0.03594           ----
  August 31, 2003                0.03090            ----      August 31, 2003                   0.03359           ----
  September 30, 2003             0.03971            ----      September 30, 2003                0.03619           ----
  October 31, 2003               0.03807            ----      October 31, 2003                  0.03518           ----
  November 30, 2003              0.03639            ----      November 30, 2003                 0.03186           ----
  December 31, 2003              0.04989            ----      December 31, 2003                 0.03970           ----
  January 31, 2004               0.03679            ----      January 31, 2004                  0.03393           ----
  February 28, 2004              0.03820            ----      February 28, 2004                 0.03162           ----
  March 31, 2004                 0.03986            ----      March 31, 2004                    0.03132           ----
                             ------------    ------------                                  -------------   ------------
                                $0.46206(c)     $0.00000                                       $0.41750(d)    $0.00000
                             ============    ============                                  =============   ============

--------------------------------------------------------------------------[LOGO]

                                              LONG-TERM                                                     LONG-TERM
                              ORDINARY         CAPITAL                                       ORDINARY        CAPITAL
FUND AND PAYABLE DATE        INCOME (A)       GAIN (B)     FUND AND PAYABLE DATE            INCOME (A)      GAIN (B)
--------------------------   ------------    ------------  ------------------------------  -------------   ------------
Minnesota Tax-Free Income Fund                             Florida Tax-Free Income Fund

  April 30, 2003                0.03884            ----        April 30, 2003                $0.00000         $ ----
  May 31, 2003                  0.03772            ----        May 31, 2003                   0.00000           ----
  June 30, 2003                 0.03929            ----        June 30, 2003                  0.00000           ----
  July 31, 2003                 0.03877            ----        July 31, 2003                  0.00000           ----
  August 31, 2003               0.03714            ----        August 31, 2003                0.00000           ----
  September 30, 2003            0.04117            ----        September 30, 2003             0.00000           ----
  October 31, 2003              0.03929            ----        October 31, 2003               0.00000           ----
  November 30, 2003             0.03517            ----        November 30, 2003              0.00000           ----
  December 31, 2003             0.04091            ----        December 31, 2003              0.00000           ----
  January 31, 2004              0.03683            ----        January 31, 2004               0.01487           ----
  February 28, 2004             0.03426            ----        February 28, 2004              0.01924           ----
  March 31, 2004                0.03811            ----        March 31, 2004                 0.02378           ----
                            ------------    ------------                                  ------------   ------------
                               $0.45749(d)     $0.00000                                      $0.05789(d)    $0.00000
                            ============    ============                                  ============   ============

(a) Includes distributions of short-term gains, if any, which are taxable as ordinary income.

(b)  Taxable as long-term gain.

(c) Taxable as dividend income and does not qualify for deduction by corporations or reduced dividend income tax rate for individuals.

(d) 100% of dividends were derived from interest on tax-exempt securities. This portion of exempt-interest dividends is exempt from federal taxes and should not be included in shareholders' gross income. Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax adviser about reporting this income for state and local tax purposes.

A LOOK AT SIT MUTUAL FUNDS

     Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $6.4 billion for some of America's largest corporations, foundations and endowments.

     Sit Mutual Funds are comprised of fourteen NO-LOAD funds. NO-LOAD means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees and no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Sit Mutual Funds offer:
          * Free Telephone exchange
          * Dollar-cost averaging through an automatic investment plan
          * Electronic transfer for purchases and redemptions
          * Free checkwriting privileges on bond funds
          * Retirement accounts including IRAs and 401(k) plans


                              SIT FAMILY OF FUNDS

                                    [GRAPH]

STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
SAFETY OF PRINCIPAL  INCREASED INCOME    LONG-TERM CAPITAL  LONG-TERM CAPITAL
AND CURRENT INCOME                       APPRECIATION       APPRECIATION
                                          AND INCOME

MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID-CAP GROWTH
                      SECURITIES         DIVIDEND GROWTH    INTERNATIONAL GROWTH
                     TAX-FREE INCOME     LARGE CAP GROWTH   SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                 TECHNOLOGY GROWTH
                     FLORIDA TAX-FREE                       DEVELOPING MARKETS
                      INCOME                                 GROWTH
                     BOND

ANNUAL REPORT BOND FUNDS

Year Ended March 31, 2004


INVESTMENT ADVISER                             AUDITORS

Sit Investment Associates, Inc.                KPMG LLP
90 South Seventh Street                        90 South Seventh Street
Suite 4600                                     Suite 4200
Minneapolis, MN 55402                          Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580
                                               LEGAL COUNSEL

DISTRIBUTOR                                    Dorsey & Whitney LLP
                                               50 South Sixth Street, Suite 1500
SIA Securities Corp.                           Minneapolis, MN 55402
90 South Seventh Street
Suite 4600
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60675


TRANSFER AGENT AND
 DISBURSING AGENT

PFPC, Inc.
P.O. Box 5166
Westboro, MA 01581-5166



                     [LOGO] SIT INVESTMENT ASSOCIATES
                            -------------------------
                                SIT MUTUAL FUNDS

Item 2:  Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

The registrant's Board of Directors adopted an amendment to the Code of Ethics which requires the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions, to report transactions in the registrant's shares quarterly. The amendment also prohibits such persons from purchasing or selling shares of the registrant's common stock for the purpose of arbitrage or market timing.

A copy of the registrant's code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 4600 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN 55402.

Item 3:  Audit Committee Financial Expert.
The registrant's Board of Directors has determined that Mr. John E. Hulse, Mr. Sidney L. Jones and Mr. Donald W. Phillips are audit committee financial experts serving on its audit committee. Mr. Hulse, Mr. Jones and Mr. Phillips are independent for purposes of this item.

Item 4:  Principal Accountant Fees and Services.
(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                                    Audit
                                        Audit     Related        Tax     Other
                                         Fees        Fees       Fees      Fees
                                       ------     -------      -----     -----
Fiscal year ended March 31, 2004       15,000           0      3,750         0
Fiscal year ended March 31, 2003            0           0          0         0

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor's independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant's independent auditor for the registrant's investment adviser and certain of the adviser's affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2) Services included in (b) - (d) for which the auditors were engaged prior to the effective date of SEC rules relating to the pre-approval of non-audit services (May 6, 2003) were not approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. Services included in (b) - (d) for which the auditors were engaged after the effective date of SEC rules relating to the pre-approval of non-audit services were approved pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $108,200.00 and $121,300.00, respectively.

(h) The registrant's audit committee has determined that the provision of non-audit services rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant's independence.

Item 5:  Audit Committee of Listed Registrants.
Not applicable to open-end investment companies.

Item 6:  Schedule of Investments.
The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 8: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 9.  Submission of Matters to a vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 10:   Controls and Procedures -
(a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 11:  Exhibits:
(a) The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


SIT MUTUAL FUNDS TRUST
----------------------

By (Signature and Title)*               /s/ Paul E. Rasmussen
                                        ---------------------------------------
                                        Paul E. Rasmussen
                                        Vice President, Treasurer
Date May 27, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIT MUTUAL FUNDS TRUST
----------------------

By (Signature and Title)*               /s/ Eugene C. Sit
                                        ---------------------------------------
                                        Eugene C. Sit
                                        Chairman
Date May 27, 2004